NWM MOMENTUM FUND

a series of PFS Funds

1939 Friendship Drive, Suite C

El Cajon, California 92020

1-(619)-588-9700

May 9, 2018

Dear Shareholder:

We are writing to inform you that a special meeting (the “Meeting”) of the shareholders of the NWM Momentum Fund (the “Target Fund”) will be held on June 22, 2018 at 1:30 p.m., Eastern Time at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The purpose of the Meeting is to vote on important proposals that affect the Target Fund, as described in the enclosed Proxy Statement/Prospectus.

NWM Fund Group, LLC (“NWM”), the Target Fund’s investment adviser, recently completed a strategic review of the management and operations of the Target Fund and determined that it would be advisable to pursue a reorganization by transferring all of the assets and liabilities of the Target Fund to a newly formed portfolio of The Saratoga Advantage Trust (the “Acquiring Fund”) with substantially the same investment objective, principal investment strategies and risks as the Target Fund (the “Reorganization”). Following this strategic review process, NWM believes that the Reorganization is in the best interests of the Target Fund and its shareholders.

Based upon NWM’s representations, the Board of Trustees of the Target Fund (the “Target Fund Board”) has approved the Reorganization.  NWM provides day-to-day investment management for the Target Fund’s investment strategies and will continue to do so as sub-adviser to the Acquiring Fund. James Alpha Advisors, LLC will serve as the investment manager for the Acquiring Fund.

The enclosed Proxy Statement/Prospectus describes the Reorganization and compares the Target Fund to the Acquiring Fund.  You should review these materials carefully.

Based upon NWM’s representations, the Target Fund Board has unanimously approved, and recommends that you vote “FOR” the  Reorganization.

If you are a shareholder of record as of the close of business on April 9, 2018, you are entitled to vote at the Meeting and at any adjournment or postponement thereof.  Your vote is important no matter how many shares you own.  Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope.  If you attend the Meeting, you may vote in person.   You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card.  If you have any questions regarding the issue to be voted on, please call Gregory Getts at 1-888-331-9609.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Target Fund.

Sincerely,

/s/ Ross C. Provence
Ross C. Provence

President

NWM MOMENTUM FUND

a series of

PFS Funds

1939 Friendship Drive, Suite C

El Cajon, California 92020

1-(619)-588-9700

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 22, 2018

A special meeting (the “Meeting”) of the shareholders of the NWM Momentum Fund (the “Target Fund”) will be held on June 22, 2018 at 1:30 p.m., Eastern Time at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, to vote on the following proposals and transact any other business as may properly be brought before the Meeting or any adjournments thereof:

1.	To approve an Agreement and Plan of Reorganization, providing for (a) the transfer of all of the assets and liabilities of the Target Fund to the James Alpha Momentum Portfolio (the “Acquiring Fund”), a newly formed portfolio of The Saratoga Advantage Trust, in exchange for Class I shares of the Acquiring Fund; and (b) the distribution of such shares to the shareholders of the Target Fund and complete liquidation and termination of the Target Fund (the “Reorganization”); and
2.	To approve adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or approve proposal 1.

Shareholders of record as of the close of business on April 9, 2018 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.

The Target Fund Board requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet using the instructions on the proxy card.

The Target Fund Board recommends that you cast your vote “FOR” the Reorganization as described in the Proxy Statement/Prospectus.

The proposals are discussed in greater detail in the attached Proxy Statement/Prospectus. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed Proxy Card so that a quorum will be present and a maximum number of shares may be voted. Alternatively, you can authorize your proxy by touch-tone telephone or through the Internet by following the directions on the enclosed Proxy Card. You may change your vote at any time by submitting a later-dated proxy or by voting at the Meeting.

In the event that the necessary quorum or vote required to transact business is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By Order of the Board of Trustees.

/s/ Jeffrey R. Provence

Jeffrey R. Provence

Secretary and Treasurer

May 9, 2018

_______________________________

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSALS
_______________________________

We are providing you with this overview of the proposal on which your vote is requested.  Please read the full text of the Proxy Statement/Prospectus, which contains additional information about the proposals, and keep it for future reference.  Your vote is important.

Questions and Answers

Q. What am I being asked to vote upon?

A. At a special meeting (the “Meeting”), shareholders of the NWM Momentum Fund (the “Target Fund”) are being asked to consider the following proposals:

  To approve an Agreement and Plan of Reorganization (“Agreement”) under which all of the assets and liabilities of the Target Fund will be transferred to Class I shares of the James Alpha Momentum Portfolio (the “Acquiring Fund”), a newly formed portfolio of The Saratoga Advantage Trust (the “Acquiring Trust”) with substantially the same investment objective, principal investment strategies and risks as the Target Fund (the “Reorganization”).
  To approve adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve proposal 1.

If shareholders of the Target Fund approve the Agreement, the Target Fund’s shareholders will receive Class I shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the outstanding shares of the Target Fund held by such shareholders will be terminated and cancelled as permitted by the organizational documents of the Target Fund and applicable law.  The Target Fund will thereafter wind up its affairs and be liquidated and terminated under applicable law.

Q. Why is the Reorganization being proposed?

A. The primary purpose of the Reorganization is to move the Target Fund from its existing mutual fund platform to the mutual fund platform of the Acquiring Trust, and to add a new investment manager, James Alpha Advisors, LLC (“James Alpha Advisors”). The Target Fund’s current investment adviser, NWM Fund Group, LLC (“NWM”), will become a sub-adviser to the Acquiring Fund. Reconstituting the Target Fund as a series of the Acquiring Trust has the potential to (a) expand the Target Fund’s presence in more distribution channels and, therefore, its shareholder base through the distribution network of James Alpha Advisors and its affiliates, and (b) increase the Target Fund’s asset base.

Q. What effect will the Reorganization have on me as a shareholder of the Target Fund?

A. Immediately after the Reorganization, you will own shares of the Acquiring Fund, the aggregate net asset value of which will be equal in value to the shares of the Target Fund that you held immediately prior to the closing of the Reorganization.  As a shareholder of the Acquiring Fund, you will have full access to the Acquiring Trust’s shareholder and transfer agency servicing platforms, which provide customer assistance through the internet, by telephone and by mail.  Current Target Fund shareholders will also be able to exchange their shares with shares of the other funds within the Saratoga Fund Family on a load-waived basis.

The Acquiring Fund uses different service providers than the Target Fund and, as a result, the processes and mechanisms that shareholders who purchase shares directly from the Target Fund (and not through a financial intermediary) currently use and the persons or entities that such shareholders currently contact to buy, redeem and exchange shares and otherwise administer your account may change.  In addition, certain investor services and investment privileges will be different.  These differences, among others, are described in the Proxy Statement/Prospectus.

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Q. Are there any significant differences between the investment objective, principal investment strategies and risks of the Target Fund and the Acquiring Fund?

A. No.  The Acquiring Fund will be managed using substantially the same investment objective and principal investment strategies as the Target Fund and will have substantially the same risks as the Target Fund. The investment objective of both the Acquiring Fund and Target Fund are “non-fundamental,” meaning they can be changed without shareholder approval by the Board of Trustees of the respective Fund.

Q. Will the investment adviser of the Target Fund and its respective portfolio managers continue to manage the assets of the Acquiring Fund?

A. Yes. The investment adviser of the Target Fund, NWM, will serve as the sub-adviser of the Acquiring Fund. James Alpha Advisors will become the investment manager for the Acquiring Fund. In addition, Saratoga Capital Management LLC (“Saratoga”) will provide certain organizational and oversight services to the Acquiring Fund. James Alpha Advisors is permitted to change or add sub-advisers following the Reorganization without seeking shareholder approval pursuant to James Alpha Advisors’ manager of managers exemptive relief received from the U.S. Securities and Exchange Commission, but presently does not intend to do so. The Target Fund does not have exemptive relief to operate in a manager of managers structure. If shareholders of the Target Fund approve the Reorganization, they are also approving the exemptive relief that permits James Alpha Advisors to enter into and materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of the Acquiring Fund without shareholder approval.

The portfolio managers responsible for the day-to-day investment management of the Target Fund’s assets, Timothy L. Ayles and George P. McCuen, will continue to serve as portfolio managers for the Acquiring Fund. The James Alpha Advisors’ portfolio managers responsible for oversight of the sub-adviser will be Kevin R. Greene, James S. Vitalie, Michael J. Montague, and Akos Beleznay. The “Management of the Target Fund and the Acquiring Fund – Portfolio Managers” section of the Proxy Statement/Prospectus describes the employment history of these individuals.

Q. Are there any differences in the advisory fees of the Target Fund and the Acquiring Fund?

A. No. Each Fund provides for a fee equal to 0.99% of the Fund's average daily net assets up to $200 million and 0.90% of the Fund's average daily net assets in excess of $200 million.

Q. Will there be any differences in the total net annual fund operating expenses or total gross annual fund operating expenses of the Target Fund as compared to Class I shares of the Acquiring Fund after the Reorganization?

A. Yes. The Acquiring Fund’s total annual operating expense ratio for Class I shares will be lower than the Target Fund’s current total annual operating expense ratio, based on information provided by the Acquiring Fund. The Target Fund’s current total annual operating expense ratio is 1.73% due, in part, to a services agreement under which NWM has agreed to pay the operating expenses of the Target Fund, other than the management fee and certain other expenses, for a fixed fee of 0.50% on the Target Fund’s average daily net assets up to $50 million, and a fee of 0.25% on such assets in excess of $50 million. The Acquiring Fund’s total annual operating expense ratio for Class I shares is expected to be 1.70%. You should note that James Alpha Advisors has also agreed to waive its fees and/or absorb expenses of the Acquiring Fund to ensure that total annual net operating expense ratio for the Acquiring Fund’s Class I shares does not exceed 1.39% through December 31, 2021 (the “Expense Cap”). The Acquiring Fund’s expense limitation agreement does not include front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and acquired fund fees and expenses.

Under the Acquiring Fund’s expense limitation agreement with James Alpha Advisors, James Alpha Advisors is entitled to recoup fees it waives and expenses it pays within three years of the end of the fiscal year in which such fees were waived or expenses paid. Such recoupment may not cause the Acquiring Fund to exceed the Expense Cap currently in place or in place at the time the expense was incurred or fee was waived, whichever is less.

The total annual fund operating expenses of Class I shares of the Acquiring Fund are expected to be lower than those of the Target Fund. The service agreement, expense limitation agreement, and a comparison of the total

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annual fund operating expenses of the Acquiring Fund and Target Fund are described in the “Comparison of Fees and Expenses” section of the Proxy Statement/Prospectus.

Q. Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A. No.  The total net asset value of the shares of the Target Fund that you own will be exchanged for Class I shares of the Acquiring Fund without the imposition of any sales load, commission or other transactional fee. Note, however, that the Acquiring Fund will charge an early redemption fee of 2.00% of the proceeds of Acquiring Fund shares on purchases of shares that are made after the closing of the Reorganization that are redeemed within 30 days from the initial purchase date. Acquiring Fund shares received in the Reorganization will not be subject to a redemption fee.

Q. What are the expected federal income tax consequences of the Reorganization?

A. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect. Thus, while there can be no guarantee that the U.S. Internal Revenue Service will adopt a similar position, it is expected that shareholders will have no adverse federal income tax consequences as a result of the Reorganization. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in the Proxy Statement/Prospectus relates to the federal income tax consequences of the Reorganization only. For more detailed information about the tax consequences of the Reorganization please refer to the “Federal Income Tax Consequences” section below.

Q. Have the Target Fund’s Trustees considered the Reorganization, and how do they recommend that I vote?

A. NWM recently completed a strategic review of the management and operations of the Target Fund and determined that it would be advisable and in the best interests of the Target Fund and its shareholders to pursue the Reorganization. Based upon NWM’s representations, the Trustees of the Target Fund have carefully considered the Reorganization and unanimously recommend that you vote “FOR” the Reorganization.  A summary of the considerations of the Trustees in making this recommendation is provided in the “Board Considerations” section of the Proxy Statement/Prospectus.

Q. What is the anticipated timing of the Reorganization?

A. The Meeting will be held on June 22, 2018.  If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur immediately prior to the opening of regular trading on the New York Stock Exchange on or about June 25, 2018.

Q. What will happen if shareholders of the Target Fund do not approve the Reorganization or the Reorganization does not otherwise close?

A. If the shareholders of the Target Fund do not approve the Reorganization, then the Board of Trustees of the Target Fund (the “Target Fund Board”) may consider other possible courses of action for the Fund. In addition, the Reorganization may not close unless certain conditions are met.  If such conditions are not met, the Reorganization will not be consummated, even if shareholders of the Target Fund approved the Reorganization, and the Target Fund will not be combined with the Acquiring Fund.  If this occurs, the Target Fund Board will consider what action, if any, for the Target Fund to take.  The “Terms of the Reorganization” section of the Proxy Statement/Prospectus generally describes the conditions to closing of the Reorganization.

Q. What if I do not wish to participate in the Reorganization?

A. If you do not wish to have your shares of the Target Fund exchanged for Class I shares of the Acquiring Fund as part of the Reorganization that is approved by shareholders, then you may redeem your shares prior to the consummation of the Reorganization.  If you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q. Why are you sending me the Proxy Statement/Prospectus?

A. You are receiving a Proxy Statement/Prospectus because you own shares in the Target Fund and have the right to vote on the very important proposals described therein concerning the Target Fund.  The Proxy Statement/Prospectus contains information that shareholders of the Target Fund should know before voting on the proposed Reorganization.  The document is both a proxy statement of the Target Fund and a prospectus for the Acquiring Fund.

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Q. Will the Target Fund or the Acquiring Fund pay the costs of this proxy solicitation or any additional costs in connection with the proposed Reorganization?

A. James Alpha Advisors and NWM will bear the Reorganization-related expenses. NWM will reimburse James Alpha Advisors for 50% of the Reorganization-related expenses up to an agreed upon cap.

Q. What is the required vote to approve the Reorganization?

A. The Reorganization must be approved by a “majority of the outstanding voting securities” of the Target Fund. A “majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended, as the lesser of the vote of (i) 67 percent or more of the voting securities of a fund that are present at a meeting if holders of shares representing more than 50 percent of the outstanding voting securities of the fund are present or represented by proxy or (ii) more than 50 percent of the outstanding voting securities of the fund.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•	Voting in Person: If you attend the Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.
•	Voting by Proxy: Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting and vote. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the proposals, and in their best judgment on other matters. Your proxy will have the authority to vote and act on your behalf at any adjournment of the Meeting. If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card at a later date or by notifying the Secretary of the Target Fund in writing to the address of the Target Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that you have revoked your proxy. In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person, provided that you present, if necessary, the letter described above under “Voting in Person.”
•	Voting by Telephone or the Internet: You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying the Proxy Statement/Prospectus.

Q. Whom should I call for additional information about the Reorganization or the Proxy Statement/Prospectus?

A. If you need any assistance, or have any questions regarding the Reorganization or how to vote your shares, please call Gregory Getts at 1-888-331-9609.

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PFS Funds	THE SARATOGA ADVANTAGE TRUST
1939 Friendship Drive, Suite C	1616 N. Litchfield Road, Suite 165
El Cajon, California 92020	Goodyear, AZ 85395
1-(619)-588-9700	1-(800)-807-FUND (3863)

PROXY STATEMENT AND PROSPECTUS

May 9, 2018

Introduction

This document contains information that shareholders of the NWM Momentum Fund (the “Target Fund”), a series of PFS Funds (“PFS”) should know before voting on the proposals described herein, and should be retained for future reference.  It is both the proxy statement of the Target Fund and the prospectus for the James Alpha Momentum Portfolio (the “Acquiring Fund”), a newly formed portfolio of The Saratoga Advantage Trust (the “Acquiring Trust”). PFS and the Acquiring Trust are registered open-end management investment companies.  This Proxy Statement/Prospectus refers to the Target Fund and the Acquiring Fund collectively as the “Funds” and to each fund individually as a “Fund.”

The meeting of the shareholders of the Target Fund (the “Meeting”) will be held on June 22, 2018, at 1:30 p.m., Eastern Time at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.  At the Meeting, shareholders of the Target Fund will be asked to consider and vote on the following proposals and to transact any other business as may properly be brought before the Meeting:

1.	To approve an Agreement and Plan of Reorganization (the “Agreement”), providing for: (a) the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class I shares of the Acquiring Fund; and (b) the distribution of such shares to the shareholders of the Target Fund and the liquidation and termination of the Target Fund (the “Reorganization”).
2.	To approve adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve proposal 1.

The total net asset value (“NAV”) of the Acquiring Fund shares that you will receive in the Reorganization will be equal to the total NAV of the shares of the Target Fund that you held immediately prior to the Reorganization. The Reorganization is anticipated to be a tax-free transaction, meaning that you should not be required to pay any federal income tax in connection with the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganization and any minimum investment amounts will be waived.

The Board of Trustees of the Target Fund (referred to herein as the “Target Fund Board” or the “Target Fund Trustees”) has fixed the close of business on April 9, 2018 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the “Record Date”).  Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share).  This Proxy Statement/Prospectus, the Notice of Special Meeting of Shareholders, and proxy card will be mailed on or about May 16, 2018 to all shareholders entitled to vote at the Meeting.

The Target Fund Board has unanimously approved the Agreement and the Reorganization and has determined that the Reorganization is in the best interest of the Target Fund and its shareholders.   If shareholders of the Target Fund do not approve the Reorganization, the Target Fund Board may consider what further action is appropriate.

Additional information about the Funds is available in the following documents:

•	Prospectus for the Target Fund;
•	Annual and Semi-Annual Reports to shareholders of the Target Fund;
•	Statement of Additional Information (“SAI”) for the Target Fund; and
•	SAI to this Proxy Statement/Prospectus.

The documents listed above are on file with the Securities and Exchange Commission (the “SEC”).  The prospectus of the Target Fund (Securities Act File No. 333-94671; Investment Company Act File No. 811-09781), as supplemented to date, is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus (Securities Act File No. 033- 224098), dated the same date as this Proxy Statement/Prospectus, also is incorporated by reference and deemed to be part of this document. The Target Fund prospectus; the most recent Annual Report to Shareholders, containing audited financial statements for the most recent fiscal year; and the most recent Semi-Annual Report to Shareholders of the Target Fund have been previously mailed to shareholders and are available at http://www.nwmfund.com. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations, and exemptive orders thereunder, and in accordance therewith, each Fund files reports and other information with the SEC.

Copies of all of these documents are available upon request without charge by visiting, writing to or calling:

For Target Fund Documents:	For Acquiring Fund Documents:
PFS Funds	THE SARATOGA ADVANTAGE TRUST
1939 Friendship Drive, Suite C	1616 N. Litchfield Road, Suite 165
El Cajon, California 92020	Goodyear, AZ 85395
1-(619)-588-9700	1-(800)-807-FUND (3863)

You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, DC 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-(202)-551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549-0102.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/ Prospectus, no annual or semi-annual report to shareholders is available for the Acquiring Fund at this time.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement/ Prospectus.  Any representation to the contrary is a criminal offense.  An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  You may lose money by investing in the Funds.

TABLE OF CONTENTS

Page

PROPOSAL 1: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION	4
Summary	4
Reasons for the Reorganization	4
Comparison of Fees and Expenses	5
Performance Information	6
Management of the Target Fund and the Acquiring Fund	8
Supervision of the Acquiring Fund	11
Comparison of Other Service Providers	11
Comparison of Fundamental and Non-Fundamental Investment Restrictions	12
Comparison of Share Classes and Distribution Arrangements	14
Comparison of Purchase and Redemption Procedures	15
Comparison of Exchange Privileges	16
Comparison of Dividend and Distribution Policies and Fiscal Years	16
Comparison of Business Structures, Shareholder Rights and Applicable Law	17
Terms of the Reorganization	20
Federal Income Tax Consequences	21
Accounting Treatment	22
BOARD CONSIDERATIONS	23
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE TARGET FUND	24
Where to Find More Information	24
PROPOSAL 2: APPROVAL OF ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES	25
INFORMATION ON VOTING	26
Proxy Statement/Prospectus	26
Quorum Requirement and Adjournment	26
Vote Necessary to Approve the Agreement	26
Proxy Solicitation	26
Other Matters	27
CAPITALIZATION	27
OWNERSHIP OF SHARES	27
Security Ownership of Large Shareholders	27
Security Ownership of Management and Trustees	27
DISSENTERS’ RIGHTS	27
SHAREHOLDER PROPOSALS	28
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION	28

APPENDIX A

Investment Objective, Principal Investment Strategies and Related Risks of the Acquiring Fund

APPENDIX B

Fundamental and Non-Fundamental Investment Restrictions

APPENDIX C

Pricing, Purchase, Redemption and Tax Information for the Acquiring Fund

APPENDIX D

Comparison of State Laws

APPENDIX E

Ownership of the Target Fund

EXHIBIT A

Form of Agreement and Plan of Reorganization

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.

PROPOSAL 1:
APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

Summary

On March 28, 2018, the Target Fund Board considered and unanimously voted to approve the Reorganization and the Agreement, subject to approval by shareholders of the Target Fund and other closing conditions.  In the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. The Acquiring Fund will then issue Class I shares to shareholders of the Target Fund in exchange for their shares of the Target Fund, and the Target Fund will distribute such shares to its shareholders. Any shares you own of the Target Fund at the time of the Reorganization will be cancelled and you will receive Class I shares of the Acquiring Fund having an aggregate NAV equal to the NAV of your shares of the Target Fund (even though the NAV per share may differ). It is expected that no gain or loss will be recognized by any shareholder of the Target Fund in connection with the Reorganization, as discussed below under “Federal Income Tax Consequences.” If approved by shareholders and certain other conditions are met, the Reorganization is expected to occur immediately prior to the opening of regular trading on the New York Stock Exchange (“NYSE”) on or about June 25, 2018 (the “Closing Date”). A form of the Agreement is attached as Exhibit A to this Proxy Statement/Prospectus.

Reasons for the Reorganization

The Target Fund Board considered the proposed Reorganization and concluded that participation in the proposed Reorganization is in the best interests of the Target Fund and its shareholders. In reaching that conclusion, the Target Fund Board considered, among other things:

(i) The Reorganization will allow shareholders of the Target Fund to invest in a fund with a substantially similar investment objective and substantially similar principal investment strategies;

(ii) NWM, the Target Fund’s current investment adviser, will serve as sub-adviser to the Acquiring Fund and will continue to provide day-to-day investment management for the Acquiring Fund.

(iii) The management fee structure for the Acquiring Fund is identical to the Target Fund;

(iv) Shareholders are expected experience a reduction in expenses because James Alpha Advisors will enter into an expense limitation agreement with the Fund through December 31, 2021, that will limit the Acquiring Fund expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to 1.39%;

(v) Expand the Target Fund’s presence in more distribution channels and, therefore, its shareholder base through the distribution network of James Alpha Advisors and its affiliates and, potentially, increase the Target Fund’s asset base;

(vi) The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

For a more complete discussion of the factors considered by the Target Fund Board in approving the Reorganization, see the section entitled “Board Considerations” in this Proxy Statement/Prospectus.

Comparison of Investment Objectives, Principal Investment Strategies and Related Risks

The Acquiring Fund was recently created specifically to acquire assets and assume liabilities of the Target Fund in the Reorganization and continue the Target Fund’s investment strategy.  The Acquiring Fund’s investment objective and principal investment strategies are substantially the same as those currently employed by the Target Fund, although there may be slight differences in how the Funds’ strategies and investment objective are described in their respective prospectuses. Furthermore, the description of the Acquiring Fund’s strategies has been updated to more closely reflect the current investments and strategies of the Target Fund by removing disclosure related to investments in which the Target Fund no longer considers a principal investment strategy, such as exchange-traded notes, and by adding disclosure specific to certain investments in which the Target Fund currently has exposure, such as convertible securities and sovereign debt. Because the Target Fund and the Acquiring Fund have substantially the same investment objective and principal investment strategies, and invest in substantially the same types of securities, the risks associated with an investment in the Acquiring Fund are substantially the same as the risks associated with an investment in the Target Fund.

The investment objective, principal investment strategies and related risks of the Target Fund can be found in the Target Fund prospectus that you received upon purchasing shares in the Target Fund and any updated prospectuses that you may have subsequently received.  The investment objective, principal investment strategies and related risks of the Acquiring Fund are set forth in Appendix A to this Proxy Statement/Prospectus.

The investment objective of each Fund is classified as non-fundamental, which means it may be changed without shareholder approval.

Comparison of Fees and Expenses

The following table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Target Fund with the shareholder fees and pro forma expense ratios of the Acquiring Fund.  Pro forma expense ratios of the Acquiring Fund give effect to the Reorganization. The pro forma expense ratios shown project anticipated expenses, but actual expenses may be greater or less than those shown. As illustrated in the table, the expense ratio of Class I shares of the Acquiring Fund following the Reorganization is expected to be less than the current expense ratio of the Target Fund

	Target Fund NWM Momentum Fund	Acquiring Fund James Alpha Momentum Portfolio (Pro Forma)
		Class I
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE	NONE
Redemption Fee on Shares Held 90 days or Less (as a % of amount redeemed)	2.00%	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	NONE	2.00%

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%	0.99%
Distribution and/or Service Rule 12b-1 Fees	NONE	NONE
Other Expenses	0.42%(1)	0.39%(2)
Acquired Fund Fees and Expenses(3)	0.32%	0.32%(4)

	Target Fund NWM Momentum Fund	Acquiring Fund James Alpha Momentum Portfolio (Pro Forma)
Total Annual Portfolio Operating Expenses	1.73%	1.70%

(1)	Other Expenses have been restated to reflect current fees for the Target Fund.

(2)	Other Expenses are based on estimated amounts for the current fiscal year for the Acquiring Fund.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in the above fee table will not correlate to the expense ratio in the Funds’ financial statements, when available, because the financial statements will include only the direct operating expenses incurred by the Funds, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(4)	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year for the Acquiring Fund.

Expense Example

This example is intended to help you compare the costs of investing in the Target Fund and Acquiring Fund with the cost of investing in other mutual funds.  Pro forma combined costs of investing in the Acquiring Fund after giving effect to the Reorganization are also provided.  All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay if you redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
NWM Momentum Fund	$176	$545	$939	$2,041

James Alpha Momentum Portfolio
Class I (Pro forma)	$173	$536	$923	$2,009

The Example is not a representation of past or future expenses.  The Target Fund’s and the Acquiring Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown.  The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds.  The 5% annual return is not a prediction of and does not represent the Target Fund’s or the Acquiring Fund’s projected or actual performance.

For further discussion regarding the Target Fund Board’s consideration of the fees and expenses of the Funds in approving the Reorganization, see the section entitled “Board Considerations” in this Proxy Statement/Prospectus.

Performance Information

Because the Acquiring Fund is adopting the performance history of the Target Fund’s shares, the bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund’s Class I shares by showing the performance of the Target Fund from year-to-year, and by showing how the Target Fund’s average annual returns, before and after taxes (after taking into account any sales charges), compare with those of the S&P 500® Index, which represents a broad measure of market performance. The Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquiring Fund’s Class I shares will perform in the future.  Updated performance information of the Target Fund is available on the Target Fund’s website at http://www.nwmfund.com or by calling 1-(707)-252-1343.

Calendar Year Returns as of 12/31

 Sales charges are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.

Best Quarter:	September 30, 2015	8.56%
Worst Quarter:	December 31, 2015	-0.88%

Average Annual Total Returns

(For the periods ended December 31, 2017)

	1 Year	Life of Target Fund (since inception on April 1, 2014)
Return Before Taxes	12.18%	9.33%
Return After Taxes on Distributions	7.96%	5.54%
Return After Taxes on Distributions and Sale of Fund Shares	7.00%	5.41%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	12.07%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Acquiring Fund does not have any operating history or performance information, and it is expected that upon completion of the proposed Reorganization, the Acquiring Fund will adopt as its own the historical performance information of the Target Fund.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 396% of the average value of its portfolio.  No portfolio turnover for the Acquiring Fund is shown, since the Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus.

Management of the Target Fund and the Acquiring Fund

NWM serves as the investment adviser of the Target Fund and will serve as the sub-adviser to the Acquiring Fund. As a result, NWM will continue to provide the day-to-day investment management for the Acquiring Fund’s investment strategies. James Alpha Advisors will serve as the investment manager of the Acquiring Fund, and Saratoga Capital Management, LLC (“Saratoga”) will provide certain organizational and oversight services to the Acquiring Fund. James Alpha Advisors is also authorized to participate in the day-to-day management of the Acquiring Fund, and expects to do so in an oversight role. The Acquiring Fund has been granted exemptive relief by the SEC to operate under a “manager of managers” structure, as described more fully below.

James Alpha Advisors is a registered investment adviser located at 515 Madison Avenue, New York, New York 10022. Subject to the general supervision of the Acquiring Fund Board, James Alpha Advisors is responsible for managing the Acquiring Fund in accordance with its investment objective and policies, and making recommendations with respect to the hiring, termination or replacement of sub-advisers, including NWM. James Alpha Advisors also maintains related records for the Acquiring Fund. As of February 28, 2018, the James Alpha advisory complex[1] had regulatory assets under management totaling approximately $705 million.

NWM is a registered investment adviser located at 1836 Second Street, Napa, California 94559. NWM has responsibility for the management of the Target Fund's affairs, and will make investment decisions for the Acquiring Fund, subject to the overall supervision of James Alpha Advisors. James Alpha Advisors oversees NWM for compliance with the Acquiring Fund’s investment objective, policies, strategies and restrictions, and monitors NWM’s adherence to its investment style. As of February 28, 2018, NWM had regulatory assets under management totaling approximately $81 million.

Manager of Managers Structure

The SEC has granted exemptive relief to permit James Alpha Advisors, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of the Acquiring Fund without shareholder approval. This means that James Alpha Advisors can reduce the sub-advisory fee and retain a larger percentage of the management fee or increase the sub-advisory fee and retain a smaller percentage of the management fee. Pursuant to the exemptive relief, James Alpha Advisors is not required to disclose its contractual fee arrangements with any sub-advisers. Under the manager of managers structure, James Alpha Advisors will have ultimate responsibility, subject to oversight of the Acquiring Fund Board, for overseeing the Acquiring Fund’s sub-advisers and recommending to the Acquiring Fund Board their hiring, termination, or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Acquiring Fund will receive notification of the change. This manager of managers structure enables the Acquiring Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Acquiring Fund to be increased or change James Alpha Advisors’ obligations under the investment advisory agreement, including James Alpha Advisors’ responsibility to monitor and oversee sub-advisory services furnished to the Acquiring Fund, without shareholder approval.

The Target Fund does not have exemptive relief to operate in a manager of managers structure. If shareholders of the Target Fund approve the Reorganization, they are also approving the exemptive relief that permits James Alpha Advisors to enter into and materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of the Acquiring Fund without shareholder approval.

[1] The James Alpha advisory complex includes James Alpha Management, LLC and James Alpha Advisors.

Supervision

Saratoga Capital Management, LLC (“SCM”), 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395, serves the Acquiring Fund in a supervision capacity with responsibility to monitor the performance of the Acquiring Fund’s outside service providers (other than sub-advisers, if any, which are monitored by James Alpha Advisors), assist in the review of financial statements and other regulatory filings and board meeting materials related to the Acquiring Fund. As of February 28, 2018, SCM had approximately $873.1 million in assets under management. Pursuant to the supervision agreement with the Acquiring Fund, the Acquiring Fund pays SCM an annual supervision fee of the greater of $15,000 or 0.10% of the Acquiring Fund’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels. SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Acquiring Trust.

Investment Advisory and Other Agreements

Under the management agreement between NWM and PFS, on behalf of the Target Fund (the “NWM Management Agreement”), and the management agreement between James Alpha Advisors and the Acquiring Trust, on behalf of the Acquiring Fund (the “James Alpha Management Agreement”), NWM and James Alpha Advisors, respectively, receive an investment management fee equal to 0.99% of the respective Fund's average daily net assets up to $200 million and 0.90% of the respective Fund's average daily net assets in excess of $200 million.

James Alpha Advisors pays NWM out of the advisory fee paid to James Alpha Advisors pursuant to the James Alpha Management Agreement. The sub-advisory fee for NWM is computed daily and paid monthly at a rate based on a specified percentage of the net assets of the Acquiring Fund managed by NWM.

Under a prior services agreement between NWM and PFS, on behalf of the Target Fund, NWM received an additional fee of 0.50% and was obligated to pay the operating expenses of the Target Fund excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), American depositary receipt fees, fees and expenses of acquired funds, and extraordinary expenses. Effective April 1, 2018, the services agreement was amended to add a breakpoint to the fee structure, resulting in NWM receiving a fee of 0.50% on the Target Fund’s average daily net assets up to $50 million, and a fee of 0.25% on such assets in excess of $50 million.

The Acquiring Trust, on behalf of the Acquiring Fund, has entered into an operating expense limitation agreement with James Alpha Advisors that requires James Alpha Advisors to limit its fees and/or absorb expenses of the Acquiring Fund to ensure that Total Annual Portfolio Operating Expenses, (excluding front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Acquiring Fund do not exceed 1.39% through December 31, 2021 (the “Expense Cap”). The operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Acquiring Fund Board. James Alpha Advisors is permitted to seek reimbursement from the Acquiring Fund, subject to limitations, for fees it waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the Expense Cap in place at the time the advisory fees were waived or expenses were incurred; or (ii) the current Expense Cap, whichever is less.

During the fiscal year ended March 31, 2015, the Target Fund paid NWM $396,669 under the NWM Management Agreement. During the fiscal year ended March 31, 2016, the Target Fund paid NWM $381,078 under the NWM Management Agreement. During the fiscal year ended March 31, 2017, the Target Fund paid NWM $484,956 under the NWM Management Agreement.

A discussion regarding the basis for the Target Fund Board’s approval of the NWM Management Agreement is provided in the Target Fund’s annual report to shareholders for the fiscal year ended March 31, 2017. A discussion regarding the basis for the Acquiring Fund Board’s approval of the James Alpha Management Agreement and sub-advisory agreement will be included in the Acquiring Fund’s first report to shareholders issued after the commencement of the Acquiring Fund’s operations.

Portfolio Managers

The Acquiring Fund will be managed by the same portfolio managers of NWM that are currently the portfolio managers for the Target Fund, Timothy Ayles and George McCuen, according to substantially the same investment objective and principal investment strategies as the Target Fund.  The James Alpha Advisors’ portfolio managers responsible for the oversight of NWM will be Kevin R. Greene, James S. Vitalie, Michael J. Montague, and Akos Beleznay. The James Alpha Advisors’ portfolio managers also have discretion to manage the Acquiring Fund’s portfolio. A description of the employment history of the portfolio managers for the Target Fund and the Acquiring Fund is provided below.

Both Funds
Timothy L. Ayles is the Lead Portfolio Manager for each Fund. Since 2008, he has served as Chief Investment Officer of Napa Wealth Management. He attended Biola University. Mr. Ayles has been a portfolio manager of the Target Fund since its inception in April 2014 and a portfolio manager of the Acquiring Fund since its inception.
George P. McCuen, CFP, serves as co-portfolio manager of each Fund. With 30 years of experience, he serves as the president of Napa Wealth Management, which he founded in 1997. Mr. McCuen earned a B.A. in Management from Sonoma State University. Mr. McCuen has been a portfolio manager of the Target Fund since its inception in April 2014 and a portfolio manager of the Acquiring Fund since its inception.
Acquiring Fund
Akos Beleznay serves as Chief Investment Officer of James Alpha Advisors and is responsible for managing research and asset allocation for James Alpha Advisors. Prior to joining James Alpha Advisors, Mr. Beleznay was the Chief Investment Officer at Riverside, the asset management arm of HFR (Hedge Fund Research, Inc.) managing over one billion dollars of fund of hedge fund products. Before Riverside, Mr. Beleznay served as the Chief Investment Officer at Commerce Asset Management and CSG Asset Management with responsibility for managing funds of hedge funds and a hedge fund index replication product. Mr. Beleznay also served as the Director of Consulting Research for Equitas Capital Advisors, LLC from 2002 to 2010 and the Chief Investment Officer of Equitas Evergreen Fund LP, a fund of hedge funds with $300 million in assets, from 2003 to 2010. Mr. Beleznay has a PhD degree in Physics from Eotvos Lorand University, Hungary and an MBA from Tulane University. Mr. Beleznay has been a portfolio manager of the Acquiring Fund since its inception.
Kevin R. Greene serves as a Managing Partner of James Alpha Advisors, and is responsible for overseeing the day to day management of the firm. Mr. Greene is the former Chairman & CEO of Capital Resource Holdings, LLC the holding company parent of CRA RogersCasey, one of the leading pension consulting firms in the United States. Prior to CRA RogersCasey, he founded Bryant Park Capital, a privately held investment bank specializing in private equity financing and mergers and acquisitions for both private and public companies in the U.S. and Europe. Since 1991, Mr. Greene has served as the Chairman and CEO of KR Group, an international consulting and investment banking firm which he founded. Mr. Greene has been a portfolio manager of the Acquiring Fund since its inception.
Michael J. Montague serves as Chief Operating Officer of James Alpha Advisors and is responsible for daily operations of James Alpha Advisors as well as independent risk monitoring for James Alpha Advisors’ funds. Most recently Mr. Montague worked as a Portfolio Manager for a global macro fund primarily responsible for commodity research and trading. Mr. Montague previously served as a Portfolio Manager for Chapin Hill Advisors, Inc., overseeing asset allocation, trading, and investment activity. Prior to Chapin Hill Advisors, Mr. Montague served as a Portfolio Manager for the Cayuga MBA Fund LLC, a long/short equity hedge fund. He began his career with Schlumberger where he spent six years working as a Senior Geophysicist in Schlumberger’s Oilfield Services division. Mr. Montague has been a portfolio manager of the Acquiring Fund since its inception.
James S. Vitalie serves as Chief Executive Officer of James Alpha Advisors and has over 20 years of experience successfully building financial services firms. Formerly the Institutional Group Head of Old Mutual Capital serving on the Executive and Product Development Committees, Mr. Vitalie was responsible for distribution and marketing of mutual funds, separate accounts and registered hedge fund of fund products. Prior to Old Mutual, Mr. Vitalie was the President of Curian Capital, an industry leading managed account platform. At Curian, Mr. Vitalie created the infrastructure of the asset management firm, developed and executed its strategic plan, and served as the Chairman of the Investment Policy Committee. Additionally, Mr. Vitalie was President of Foliofn Institutional, a financial services and technology company. As President of Century Business Services (CBZ) Retirement and Wealth Management Services division Mr. Vitalie created the strategic direction of the company, led the acquisition and integration efforts for the division and established their broker dealer and registered investment advisor. While at CBZ Mr. Vitalie was also responsible for securing the financing and launching of Allbridge Solutions as well as serving as its President and COO. Prior to CBZ, Mr. Vitalie was a partner at The Benefits Group, where he was responsible for the pension and investment services group. Lastly, Mr. Vitalie practiced corporate transactional law at Eckert, Seamans, Cherin & Mellott. Mr. Vitalie is also an officer of the Acquiring Trust. Mr. Vitalie has been a portfolio manager of the Acquiring Fund since its inception.

Each Fund’s SAI provides additional information about their respective portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Supervision of the Acquiring Fund

Saratoga serves the Acquiring Fund in a supervisory capacity with responsibility to monitor the performance of the Acquiring Fund’s outside service providers (other than sub-advisers, if any, which are monitored by James Alpha Advisors), assist in the review of financial statements and other regulatory filings and board meeting materials related to the Acquiring Fund. Pursuant to the supervision agreement with the Acquiring Fund, the Acquiring Fund pays Saratoga an annual supervision fee of the greater of $15,000 or 0.10% of the Acquiring Fund’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels. Saratoga, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Saratoga Advantage Trust (the “Saratoga Funds”).

The Acquiring Trust is designed to help investors implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Acquiring Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the portfolios of the Acquiring Trust. As further assistance, the Acquiring Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Acquiring Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account. Shares of the Acquiring Fund and the Saratoga Funds are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor’s objectives and risk tolerance. An asset allocation methodology developed by Saratoga, the Saratoga Strategic Horizon Asset Reallocation Program® (the “SaratogaSHARP® Program”), may be utilized in this regard by investment advisers that have entered into agreements with Saratoga. Saratoga receives a fee from the investment advisers with whom it has entered into such agreements. Shares of the Acquiring Fund and the Saratoga Funds are also available to other investors and advisory services.

Pursuant to the SaratogaSHARP® Program, Saratoga may suggest to the investment advisers that Saratoga has entered into agreements with in connection with the SaratogaSHARP® Program the allocation to the Acquiring Fund of the assets of one or more Saratoga Funds (each, a “sleeve”). Any such allocation would increase the Acquiring Fund’s assets and, therefore, the management fees of the Acquiring Fund payable to James Alpha Advisors. Conversely, such allocation would decrease the management fees of the Saratoga Funds payable to Saratoga, which acts as supervisor but not investment adviser to the Acquiring Fund. James Alpha Advisors has agreed to reimburse Saratoga an amount equivalent to any reduction in management fees that Saratoga experiences as a result of the allocation of one or more sleeves of the Saratoga Funds to the Acquiring Fund, less any supervision fees that Saratoga receives from the sleeve that is allocated to the Acquiring Fund. Any such reimbursement will be paid by James Alpha Advisors and not out of the assets of the Acquiring Fund.

Comparison of Other Service Providers

The following table identifies the principal service providers that service the Target Fund and the Acquiring Fund:

	Target Fund	Acquiring Fund
Accounting Services: Administrative Services:	Mutual Shareholder Services, LLC. 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147 Premier Fund Solutions, Inc. 1939 Friendship Drive, Suite C El Cajon, CA 92020	Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788

Transfer Agent:	Mutual Shareholder Services, LLC. 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Custodian:	US Bank, N.A. 425 Walnut Street Cincinnati, Ohio 45202	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Distributor:	Rafferty Capital Markets, LLC 1010 Franklin Avenue, 3rd Floor Garden City, NY 11530	Northern Lights Distributors, LLC 17605 Wright Street Omaha, Nebraska 68130

Auditor:	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Tait Weller & Baker LLP 1818 Market St., Suite 2400 Philadelphia, PA 19103

There are no material differences in the types of services provided by the Acquiring Fund’s service providers and the Target Fund’s services providers.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

This section compares the fundamental and non-fundamental investment restrictions of the Target Fund with those of the Acquiring Fund.  Fundamental investment restrictions of a fund cannot be changed without shareholder approval. Non-fundamental investment restrictions of a fund can be changed by the fund’s board of trustees.  Additional information regarding each Fund’s fundamental and non-fundamental investment restrictions is available in Appendix B to this Proxy Statement/Prospectus.

Required Fundamental Investment Restrictions:

The 1940 Act requires, and the Target Fund and the Acquiring Fund each have adopted, fundamental investment restrictions relating to borrowing, issuing senior securities, underwriting, investing in real estate, investing in physical commodities, making loans, and concentrating in particular industries. Each Fund’s required fundamental investment restrictions are described below. Except for the restriction applicable to borrowings, which is ongoing, each Fund’s investment restrictions apply at the time of investment.

Borrowing:

Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.  Each Fund has a fundamental investment restriction limiting the Fund’s ability to borrow money as required by the 1940 Act.  Although stated differently, each Fund’s restriction permits the Fund to borrow amounts up to 33 1/3% of its total assets. Specifically, both the Target Fund and Acquiring Fund are not permitted to borrow money except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude either Fund from entering into reverse repurchase transactions, provided that the Funds have an asset coverage of 300% for all borrowings and repurchase commitments pursuant to reverse repurchase transactions.

Issuing Senior Securities:

The 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.  The 1940 Act generally prohibits mutual funds from issuing senior securities, in order to limit the use of leverage, which can occur when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time. SEC staff interpretations, however, allow mutual funds to engage in various transactions that might be considered to raise “senior securities” or leveraging concerns, provided that the fund satisfies certain asset coverage requirements designed to protect shareholders.

Each Fund has a fundamental investment restriction that prohibits the Fund from issuing senior securities, except as permitted under the 1940 Act and relevant SEC staff interpretations. Although the wording of each Fund’s restriction is slightly different, the restrictions are substantially the same.

Underwriting:

Each Fund has a fundamental investment restriction limiting its ability to underwrite securities of other companies. Although the wording of each Fund’s restriction is different, the restrictions are substantially the same.

Investing in Real Estate:

The Funds have similar fundamental investment restrictions limiting their ability to directly invest in real estate. These restrictions do not prevent the Funds from investing in securities of real estate companies and other companies that deal in real estate, including the securities of real estate investment trusts (“REITs”), and in securities secured by real estate or interests therein.

Investing in Commodities:

Each Fund has a fundamental investment restriction limiting the Fund’s ability to invest in commodities. The Target Fund’s restriction states that it will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments, and that it is not precluded from purchasing or selling options or futures contracts, investing in securities or other instruments backed by commodities or investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities. The Acquiring Fund’s limitation states that it may purchase or sell commodities to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Lending of Funds and Securities:

Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities.  To the extent that a Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed by the 1940 Act regarding the issuance of senior securities and the Fund’s fundamental investment restrictions regarding issuing senior securities.

Each Fund has a fundamental investment policy prohibiting the Fund from making loans; however, this restriction does not apply to the lending of portfolio securities, purchases of non-publicly offered debt securities consistent with the investment policies of the Fund, and entering into repurchase agreements. For purposes of this limitation, the term "loans" does not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Industry Concentration:

Each Fund has a fundamental investment restriction limiting its ability to invest more than 25% of its net assets in a single industry, excluding securities issued or guaranteed by the U.S. government or any of its agencies and instrumentalities, or repurchase agreements with respect thereto.

Non-Fundamental Investment Restrictions

Each Fund also has adopted several non-fundamental investment restrictions, which may be changed by the Board of Trustees of the respective Fund, without shareholder approval.  The non-fundamental investment restrictions for each Fund are substantially similar. Each Fund has adopted non-fundamental investment restrictions relating to:

Illiquid Securities:

Each Fund has a non-fundamental investment restriction that limits the Fund’s investments in illiquid securities to 15% of the value of its net assets.

Purchasing Securities on Margin:

Each Fund has a non-fundamental investment restriction that limits the Fund’s ability to purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases and sales or redemptions of Fund securities or for collateral arrangements in connection with transactions in futures and options, short sales and other permitted investment techniques.

Pledging:

Each Fund has a non-fundamental investment restriction that limits the Fund’s ability to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in the fundamental investment restriction related to borrowing detailed above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets by either Fund.

Borrowing:

Each Fund has a non-fundamental investment restriction that limits the Fund’s ability to purchase securities while borrowings (including reverse repurchase agreements) representing more than one third of their total assets are outstanding.

Comparison of Share Classes and Distribution Arrangements

Shares of the Target Fund will be reorganized into Class I shares of the Acquiring Fund, which are described below. This section of the Proxy Statement/Prospectus describes the different distribution arrangements and eligibility requirements between shares of the Target Fund and Class I shares of the Acquiring Fund.

Distribution Arrangements and Principal Underwriters.  Rafferty Capital Markets, LLC (“Rafferty”) is the distributor and principal underwriter for the Target Fund’s shares.  Northern Lights Distributors, LLC (the “Distributor”) is the distributor and principal underwriter for the Acquiring Fund’s shares.  Rafferty and the Distributor offer shares of the Target Fund and the Acquiring Fund, respectively, on a continuous basis directly and through authorized financial intermediaries. Rafferty and the Distributor are registered broker-dealers and members of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Class Structure. The Target Fund has a single class of shares, while the Acquiring Fund offers four share classes, designated as Class A shares, Class C shares, Class I shares and Class S shares. Target Fund shareholders will receive Class I shares of the Acquiring Fund in connection with the Reorganization.  The different share classes offered by the Acquiring Fund are designed to address different investment needs through distinct fee structures.

Sales Charges and Fees. Shares of the Target Fund and Class I shares of the Acquiring Fund are not subject to initial sales charges or contingent deferred sales charge (“CDSC”). Accordingly, investors purchasing Class I shares of the Acquiring Fund following the Reorganization will pay the NAV next determined after their order is received by the Fund. Additionally, shares of the Target Fund and Class I shares of the Acquiring Fund are not subject to 12b-1 fees or other shareholder servicing fees.

Minimum Initial Investments. The minimum investment amount for Class I shares of the Acquiring Fund is $1,000,000. The Acquiring Fund’s Class I minimum investment requirement does not apply to shareholders of the Target Fund who held such shares as of the date the Target Fund was reorganized into the Acquiring Fund. The Acquiring Fund’s Class I minimum investment requirement is subject to certain additional exceptions, which are described in Appendix C of this Proxy Statement/Prospectus. The minimum subsequent investment in the Acquiring Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Acquiring Fund. The Target Fund’s minimum initial investment amounts for regular accounts is $5,000; and the Target Fund’s minimum initial investment for automatic investment plans, and IRA accounts is $1,000. The Target Fund has a minimum subsequent investment amount of $100 in each instance.

Distribution and Servicing Fees. Neither the Target Fund’s shares nor Class I shares of the Acquiring Fund pay distribution and servicing fees.

Comparison of Purchase and Redemption Procedures

Purchase Procedures. Shares of each Fund may be purchased directly through the Fund's transfer agent or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. First time investors in the Target Fund need to establish an account by completing a Shareholder Account Application. Purchase requests received by the Funds in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Funds when it is received in good order by the Fund’s transfer agent or by a financial intermediary, or a broker or intermediary designated by a financial intermediary, authorized to accept purchase orders. The Funds require checks for purchases be drawn on U.S. banks, in U.S. funds. The Acquiring Fund also accepts checks drawn on U.S. thrift institutions and credit unions. The Funds do not accept payment in cash, including cashier’s checks or money orders; third party checks; and credit card checks. The Acquiring Fund also explicitly does not accept payment in U.S. Treasury checks or starter checks for the purchase of shares. The Target Fund also does not accept payment in other checks deemed to be high-risk checks.

The Acquiring Fund reserves the right, in its sole discretion, to reject purchase orders for shares of the Acquiring Fund, and the Acquiring Fund’s distributor, in its sole discretion, may accept or reject any purchase order. The Target Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Target Fund, which includes investors with a history of excessive trading.

A $20 fee is charged against Target Fund accounts for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear an investor’s bank or the Target Fund is unable to debit an investor’s pre-designated bank account on the day of purchase, the Target Fund reserves the right to cancel the purchase. If an investor’s purchase is canceled, the investor will be responsible for any losses or fees imposed by the investor’s bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Target Fund (or Target Fund agent) has the authority to redeem shares in an investor’s account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Target Fund. The Acquiring Fund’s transfer agent charges a $25 fee against a shareholder’s account, in addition to any loss sustained by the Acquiring Fund, for any check returned to the transfer agent for insufficient funds.

The Target Fund permits eligible investors to set up one or more tax-deferred accounts. Investors will be charged an annual account maintenance fee of $8 for each tax-deferred account with the Target Fund. The Target Fund also permits for automatic monthly investments ($100 minimum per purchase) in the Target Fund. The Target Fund also offers an automatic investment plan, which allows investors to make automatic monthly investments ($100 minimum per purchase) in the Fund from their bank or savings account. The initial investment minimum is $1,000 for this option. Shares of the Target Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable shareholders to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund. The Acquiring Trust does not offer an automatic investment plan applicable to Class I shares.

Additional information about purchase procedures for the Acquiring Fund is available in Appendix C.

Redemption Procedures. Target Fund investors may redeem Target Fund shares on any business day through a financial intermediary, by mail, by wire, or by telephone. Shares of the Acquiring Fund may be redeemed on any day that the Acquiring Fund calculates its NAV and redemption requests may be made in writing, by telephone, or through a financial intermediary. Shareholders of the Acquiring Fund who request a redemption wire transfer will be required to pay a $15.00 wire transfer fee to the Acquiring Fund’s transfer agent to cover costs associated with the transfer. However, the Acquiring Fund’s transfer agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. Redemption requests must be received by the Acquiring Fund in good order, as described in Appendix C.

Each Fund has reserved the right to redeem shares “in kind.”

The Target Fund may redeem an account if the balance falls below $500 and remains below $500 after the Target provides the shareholder with 60 days’ notice of its intent to close the account. This right of redemption by the Target Fund will not apply if the value of a shareholder’s account balance falls below $500 due to market performance. The Acquiring Fund may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Acquired Fund’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than $1,000. The Target Fund’s minimum balance requirement does not apply to accounts using automatic investment plans, IRAs, or other tax-sheltered investment accounts. Involuntary redemptions may result in the liquidation of Fund holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

Redemption requests received by a Fund in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day.  Redemption requests received after the close of regular trading on the NYSE will be effected at the NAV next determined by the respective Fund.  Each Fund generally transmits redemption proceeds for credit to the shareholder’s account within seven days after receipt of a properly submitted redemption request. A redemption order for Acquiring Fund shares is deemed to be received by the Acquiring Trust when it is received in good order by the transfer agent or by a financial intermediary authorized to accept redemption orders on behalf of the Acquiring Trust. The Acquiring Fund also reserves the right to suspend or postpone redemptions under certain extraordinary circumstances.

Additional information regarding the Acquiring Fund’s redemption procedures is available in Appendix C to this Proxy Statement/Prospectus.

Redemption Fees. Both Funds charge a redemption fee of 2.00% of the value of the shares being redeemed; however, the Acquiring Fund charges such fee for shares redeemed within 30 days of purchase, whereas the Target Fund charges such fee if shares are sold or exchanged after being held for 90 days or less. Acquiring Fund shares received in the Reorganization will not be subject to a redemption fee. The Acquiring Fund will charge an early redemption fee of 2.00% of the proceeds of Acquiring Fund shares on purchases of shares that are made after the Closing Date that are redeemed within 30 days from the initial purchase date. Each waives its redemption fee on sales or exchanges of Fund shares made under certain circumstances. These circumstances are described in the Target Fund’s prospectus (with respect to the Target Fund) and in Appendix C to the Proxy Statement/Prospectus (with respect to the Acquiring Fund).

Comparison of Exchange Privileges

The Target Fund does not offer exchange privileges, but shares of the Acquiring Fund may be exchanged without payment of any exchange fee for shares of the same class of another fund in the Acquiring Trust at their respective NAVs. The Acquiring Trust currently offers 30 funds, including the Acquiring Fund. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Acquiring Fund shares being acquired may be legally sold. Shareholders should read the prospectus of the fund for which shares are being exchanged prior to completing the exchange.

Saratoga reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies.  The Target Fund and the Acquiring Fund have similar policies regarding the payment of dividends and distributions.  Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, a fund generally pays no federal income tax on the income and gains it distributes to you.    Both Funds declare and pay dividends from net investment income, if any, annually. Distributions of net realized long-term and short-term capital gains, if any, earned by each Fund will be made annually.  The Funds may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Acquiring Fund.  The amount of any distribution will vary, and there is no guarantee that either Fund will pay either an income dividend or a capital gains distribution. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Acquiring Fund to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Acquiring Fund (which will be deposited in the shareholder’s account) unless the shareholder instructs the Acquiring Trust, in writing, to pay all dividends and distributions in cash. Dividends and distributions from the Target Fund are automatically reinvested in the Target Fund, unless the investor elects to have dividends paid in cash.

Fiscal Year. The Target Fund’s fiscal year ends on March 31, whereas the Acquiring Fund’s fiscal year ends on August 31. As a result, the Acquiring Fund will deliver annual and semi-annual shareholder reports and updated prospectuses on a different schedule than the Target Fund delivered such information.

Comparison of Business Structures, Shareholder Rights and Applicable Law

The Acquiring Trust is a Delaware statutory trust. PFS is a Massachusetts business trust. A comparison of certain provisions of the Delaware Statutory Trust Act (the “DE Statute”) and the Massachusetts Business Trust Law (the “MA Statute”) is provided in Appendix D – “Comparison of State Laws.”

The following is a discussion of certain important provisions that reflect the material differences in the governing instruments of the Target Fund and the Acquiring Fund. Further information about each Fund’s governance structure is contained in the SAI to this Proxy Statement/Prospectus, each Fund’s governing documents, which are on file with the SEC, and with respect to the Target Fund, the Target Fund’s SAI.

Shares.  The characteristics of shares issued by the Funds are similar. Each Fund is authorized to issue an unlimited number of shares of beneficial interest. Shares of the Target Fund are issued with no par value, whereas shares of the Acquiring Fund are issued with a par value of $0.001. When issued and sold in accordance with the prospectus, including receipt by the respective Fund of full payment of shares in compliance with the Securities Act of 1933, as amended (“1933 Act”), shares of each Fund are validly issued shares of such Fund, and purchasers of Acquiring Fund shares will not have any obligation to make payments to the Fund or its creditors, or make contributions to the Fund or its creditors, solely by reason of the purchasers’ ownership of such shares. Each share of a Fund or class of shares of a Fund represents an equal, proportionate interest in such Fund or class. Shareholders of each Fund are entitled to receive a pro rata allocation of distributions of income and capital gains, if any, made with respect to the Fund as may be declared in the discretion of its respective Board of Trustees. Distributions of the Target Fund may be made in cash, Target Fund shares or other property, or a combination thereof, as determined by the Target Fund Board. Distributions of the Acquiring Fund may be made in cash or in additional Acquiring Fund shares, or a combination thereof. Each Fund may offer dividend reinvestment or payment programs to shareholders. In the event of a liquidation of either the Target Fund or the Acquiring Fund, shareholders of each Fund are entitled to receive their ratable share of proceeds or assets of the respective Fund, after satisfaction of all outstanding liabilities and expenses of such Fund. Shareholders of the Funds have no preemptive rights. Pursuant to the Acquiring Trust’s governing instrument, shareholders of the Acquiring Fund have no appraisal or dissenters’ rights.

Shareholder Meetings and Rights of Shareholders to Call a Meeting.  Neither Fund is required to hold annual shareholders’ meetings under the Trusts’ respective governing documents, except as may be otherwise required under the 1940 Act.  The governing documents of each Trust generally provide that meetings of shareholders may be called by a Trust’s Board of Trustees. In addition, the governing document of the Acquiring Trust generally provides that a special meeting of the shareholders shall be called when requested in writing by the holder or holders of at least 10 percent of outstanding shares entitled to vote. The governing documents of PFS provide that the Trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so in writing by the record holders of not less than ten percent of the outstanding shares.

Submission of Shareholder Proposals. The governing instruments of the Target Fund and Acquiring Fund do not require that Fund shareholders provide notice to their respective Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to each Fund, require that proposals of shareholders intended to be presented at the next meeting of shareholders be received within a reasonable time prior to the printing and mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

Quorum.  For the Target Fund, a quorum will exist if forty percent of the shares entitled to vote are present at a shareholder meeting. Furthermore, where any provision of law or of the Target Fund’s governing documents permit or require that holders of any share class shall vote as a class, then forty percent of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. For the Acquiring Fund, a quorum will exist if shareholders of thirty percent of the shares entitled to vote of the Acquiring Fund are present at the meeting in person or by proxy. Both Declarations provide, however, that any lesser number is sufficient for adjournments.

Number of Votes; Aggregate Voting.  The governing instruments of each Fund provide that each shareholder is entitled to one vote for each whole share held, and a fractional vote for each fractional share held. The Trust Instrument of PFS (“PFS Declaration”) also specifies that shareholders are not entitled to cumulative voting in the election of Trustees. The governing instruments of the Acquiring Fund also do not provide for cumulative voting.

The PFS Declaration provides that any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual series, except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series; and (ii) when the Target Fund Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such series shall be entitled to vote thereon. The Master Trust Agreement of the Acquiring Trust (“Acquiring Trust Declaration,” and together with the PFS Declaration, the “Declarations”) requires that all shares of all series and classes thereof shall vote together as a single class, except (1) when the Acquiring Trust’s governing instruments, the 1940 Act or other law requires a separate vote by such series or class thereof voting together without regard to a class or series and (2) as to any matter which the Acquiring Fund Trustees have determined affects the interests of one or more particular series or classes thereof, only the holders of shares of the one or more affected series or classes shall be entitled to vote, and each such series or class shall vote as a separate class.

Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters.  Specifically, shareholders are entitled to vote for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to Fund policies, objectives or restrictions deemed to be fundamental.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their respective governing instruments and applicable state law.  The following summarizes the matters on which Fund shareholders have a right to vote as well as the minimum shareholder vote required to approve the matter.  For matters on which shareholders of a Fund do not have a right to vote, the Board of Trustees of such Fund may nonetheless determine to submit the matter to shareholders for approval.  Where referenced below, the phrase “1940 Act Majority” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Election and Removal of Directors/Trustees.  The shareholders of each Fund are entitled to vote for the election and the removal of Trustees.  Trustees of the Target Fund are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). Trustees of the Acquiring Fund are elected by an affirmative vote of a majority of the shares voted at the meeting.  Shareholders of each Fund have the right to remove a Trustee, for or without cause, at any time by a vote or by written declaration of not less than two-thirds of the outstanding shares of such Fund.

Amendment of Governing Instruments.  In general, shareholders of the Funds have the right to vote on any amendment to their respective Declarations that would adversely affect their rights as shareholders. The Target Fund Board may amend the PFS Declaration at any time by an instrument in writing signed by a majority of the Trustees when authorized to do so by a vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series or classes of shares, but not the holders of all outstanding series and classes, shall be authorized by a vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected. Amendments having the purpose of changing the name of the Trust, of establishing, changing or eliminating the par value of any shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by a vote of any shareholders. Further, the Bylaws of the Target Fund may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees.

An amendment to the Acquiring Trust Declaration that adversely affects the rights of shareholders must be approved by a majority of the shares entitled to vote.  An amendment to the Acquiring Trust Declaration that does not adversely affect the rights of shareholders may be approved by a majority of the Board of Trustees.

Mergers and Reorganizations. The Acquiring Trust Declaration provides that any merger, consolidation, or sale resulting in the transfer of substantially all of the Acquiring Fund’s assets requires a 1940 Act Majority vote. A shareholder vote is not required where the Acquiring Trust (or the Acquiring Fund) will be the survivor of a consolidation or merger or transferee of assets. The PFS Declaration does not require a shareholder vote in such instances, except to the extent required by law.

Liquidation of a Fund.  The Target Fund and PFS may be liquidated upon a vote of shareholders holding at least sixty-six and two-thirds percent of the shares entitled to vote, or by the Target Fund Board by written notice to the shareholders. The Acquiring Fund may be liquidated upon an affirmative vote of the majority of the Trustees, and the Acquiring Trust may be liquidated by a majority of the Trustees and the approval of a 1940 Act Majority.

Liability of Shareholders. Neither PFS nor members of the Target Fund Board, nor any officer, employee or agent of PFS, shall have any power to bind personally any shareholder, except as specifically provided in the PFS Declaration to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.  Consistent with the Delaware Statutory Trust Act, the Acquiring Trust Declaration generally provides that shareholders will not be subject to personal liability for the obligations of the Acquiring Trust.  Similar statutory or other authority limiting statutory trust shareholder liability does not apply in many other states, however, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability.  To mitigate this risk, the Acquiring Trust Declaration contains a disclaimer of shareholder liability for acts of the Acquiring Fund. In addition, each Trust’s Declaration provides for shareholder indemnification out of the Funds’ assets if any shareholder is personally held liable for the obligations of the respective Fund.

Liability of Trustees and Officers. Consistent with the 1940 Act, the Declarations generally provide that no Trustee or officer of the Trusts shall be subject to any personal liability in connection with the assets or affairs of the respective Trust, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or the discharge of his or her functions.

Indemnification. The PFS Bylaws generally provides that PFS shall indemnify each of its trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (each such person a "PFS Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any PFS Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such PFS Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee or officer or by reason of his or her being or having been such a trustee or officer, except with respect to any matter as to which such PFS Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such PFS Covered Person's action was in the best interest of PFS, and except that no PFS Covered Person shall be indemnified against any liability to PFS or its shareholders to which such PFS Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such PFS Covered Person's office. Expenses, including counsel fees so incurred by any such PFS Covered Person, may be paid from time to time by PFS in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to PFS if it is ultimately determined that indemnification of such expenses is not authorized under the PFS Bylaws.

The Acquiring Trust Declaration provides that the Acquiring Trust shall indemnify (from the assets of the applicable fund) each of its Trustees, officers, employees or agents (each, an “Acquiring Trust Covered Person”) to the fullest extent permitted by law against all liabilities, including without limitation amounts paid in satisfaction of judgments, compromise payments, subject to certain conditions, and expenses, including reasonable accountants’ and counsel fees, incurred by any Acquiring Trust Covered Person in connection with the defense or disposition of any action, suit or other proceeding in which such Acquiring Trust Covered Person is made a party or is threatened to be made a party by reason of being an Acquiring Trust Covered Person, except with respect to any matter as to which it has been determined that such Acquiring Trust Covered Person had acted with Disqualifying Conduct.  A determination that the Acquiring Trust Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Acquiring Trust Covered Person was not liable by reason of Disqualifying Conduct, (ii) dismissal of an action or proceeding against an Acquiring Trust Covered Person for insufficiency of evidence of Disqualifying Conduct, or (iii) a reasonable determination that the Acquiring Trust Covered Person was not liable by reason of Disqualifying Conduct by (a) a vote of a majority of a quorum of disinterested non-party trustees, or (b) an independent legal counsel in a written opinion.  Expenses may be paid advanced to Acquiring Trust Covered Persons pending the final disposition of any such action, suit or proceeding, provided that the Acquiring Trust Covered Person has undertaken to repay the amounts if it is determined that indemnification is not authorized and (i) the Acquiring Trust Covered Person has provided security for such undertaking, (ii) the Acquiring Trust shall be insured against losses arising from any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees, or an independent legal counsel in a written opinion, have determined, based on a review of readily available facts, that there is reason to believe that the Acquiring Trust Covered Person will be found entitled to indemnification.

Terms of the Reorganization

The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement.   Material provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the form of Agreement, a copy of which is attached as Exhibit A to this Proxy Statement/Prospectus.

With respect to the Reorganization, if shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of liabilities of the Target Fund and delivery by the Acquiring Fund to the holders of record as of the Effective Time (defined below) of the issued and outstanding shares of the Target Fund of a number of Class I shares of the Acquiring Fund (including, if applicable, fractional shares) having an aggregate NAV equal to the value of the net assets of the Target Fund so transferred, all determined and adjusted as provided in the Agreement.  The NAV of your account with the Acquiring Fund immediately after the Reorganization will be the same as the NAV of your account with the Target Fund immediately prior to the Reorganization.

In connection with the Reorganization, shareholders of the Target Fund will receive Class I shares of the Acquiring Fund.  Class I shares of the Acquiring Fund are described under “Comparison of Share Classes and Distribution Arrangements” in this Proxy Statement/Prospectus and in Appendix C.

The Target Fund and the Acquiring Fund have made representations and warranties to one another in the Agreement that are customary in transactions such as the Reorganization.  These representations and warranties include, among other things, statements regarding each Fund’s respective financial condition, absence of material litigation, compliance with regulatory obligations, taxes and authority to enter into the Agreement and consummate the Reorganization.   The representations and warranties were made only as of the date of the Agreement or such other dates as may be specified in the Agreement.

If shareholders of the Target Fund approve the Reorganization and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or about the Closing Date immediately prior to the opening of regular trading on NYSE on the Closing Date (the

“Effective Time”) on the basis of values calculated as of the close of regular trading on the NYSE on the business day preceding the Closing Date (the “Valuation Date”).

For a description of the vote required to approve the Agreement, see “Vote Necessary to Approve the Agreement” in this Proxy Statement/Prospectus.  Following receipt of the requisite shareholder vote in favor of the Reorganization, and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be cancelled in accordance with its governing documents and applicable law.

The obligations of the Target Fund and the Acquiring Fund are subject to conditions, including the following conditions:

•	the Acquiring Fund Registration Statement on Form N-14 under the 1933 Act shall have been filed with the SEC and delivered to Acquiring Fund shareholders in compliance in all material respects with the applicable provisions of the 1933 Act;
•	the Acquiring Fund Registration Statement on Form N-1A shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued;
•	the shareholders of the Target Fund shall have approved the Agreement;
•	the Acquiring Fund and the Target Fund have each delivered an officer’s certificate certifying that all representations, covenants, and warranties of the respective Fund set forth in the Agreement are true and correct as of the Closing Date; and
•	the Acquiring Fund and the Target Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund or its shareholders or the Acquiring Fund.

If shareholders of the Target Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Target Fund Board will consider what additional action to take.

The Agreement may be terminated at any time by mutual agreement of the parties, or by either party due to:  (i) a breach by the other party of any representation, warranty, or agreement contained in the Agreement to be performed at or prior to the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met and reasonably appears that it will not or cannot be met; or (iii) either party’s Board of Trustees determines and gives notice that the Reorganization is not in the best interest of the party.

Federal Income Tax Consequences

The following is a general summary of some of the material U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possible with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account, such as an individual retirement account (IRA) or qualified retirement plan.

The Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a)(1)(F) of the Code. The principal federal income tax consequences that are expected to result from the Reorganization are as follows:

•	no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a direct result of the Reorganization;
•	no gain or loss will be recognized by the Acquiring Fund as a direct result of the Reorganization;

•	the adjusted tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the adjusted tax basis of these assets in the hands of the Target Fund immediately prior to the exchange;
•	the holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund;
•	the aggregate adjusted tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund; and
•	the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund as part of the Reorganization will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund as capital assets in the hands of such shareholder as of the Closing).

Neither of the Funds has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. As a non-waivable condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Target Fund and Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Target Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark to market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing. See “Information Filed with the Securities and Exchange Commission.”

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization was consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus were taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

General Limitation on Capital Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Target Fund for federal income tax purposes upon the Closing of the Reorganization. If, as is anticipated, at the time of the Closing of the Reorganization, the Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization itself. Thus, the Reorganization is not expected to result in any limitation on the use by the Acquiring Fund of the Target Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to Target Fund, may become subject to an annual limitation as a result of redemptions that occur prior to the Reorganization or transactions that occur after the Reorganization, such as sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

Accounting Treatment

The Reorganization will be accounted for on a tax-free combined basis.  Accordingly, the book cost basis to the Acquiring Fund of the assets of the Target Fund will be the same as the book cost basis of such assets to the Target Fund.  The Acquiring Fund will continue the accounting records of the Target Fund and, as a result, the accounting books and records of the Target Fund will become the accounting books and records of the Acquiring Fund.

BOARD CONSIDERATIONS

At meetings in December and March 2018, the Target Fund Board considered, and at a meeting on March 28, 2018, ultimately approved the Reorganization and the Agreement. At these meetings, the Board reviewed, detailed information about the proposed Reorganization. Based on information provided and representations made by NWM, the Board of Trustees of the Target Fund has determined that shareholders of the Target Fund may benefit from the following:

(i) The Reorganization will allow shareholders of the Target Fund to invest in a fund with a substantially similar investment objective and substantially similar principal investment strategies, although there might be slight differences in how the Funds’ strategies and investment objective are described in their respective prospectuses;

(ii) NWM, the Target Fund’s current investment adviser, will serve as sub-adviser to the Acquiring Fund and will continue to provide day-to-day investment management for the Acquiring Fund.

(iii) The management fee structure for the Acquiring Fund is identical to the Target Fund.

(iv) The Acquiring Fund has entered into an operating expense limitation agreement with James Alpha Advisors that requires James Alpha Advisors to limit its fees and/or absorb expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding certain fees and expenses) for Class I shares do not exceed 1.39% through December 31, 2021.

(v) There are no material differences in the types of services provided by the Acquiring Fund’s service providers and the Target Fund’s service providers.

(vi) Expand the Target Fund’s presence in more distribution channels and, therefore, its shareholder base through the distribution network of James Alpha Advisors and its affiliates and, potentially, increase the Target Fund’s asset base.

(vii) That shareholders of the Target Fund will not pay any sales charges or redemption fees in connection with the Reorganization.

(viii) That shareholders of the Target Fund will become part of a larger fund family that currently offers 30 other open-end funds and will be able to exchange their shares with shares of other funds within the fund family on a load-waived basis.

(ix) That the NAV of the shares of the Acquiring Fund that shareholders of the Target Fund will receive in the Reorganization is expected to equal the NAV of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization

(x) The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

For these and other reasons, the Target Board, including all of the trustees that are not considered “interested persons,” as such term is defined in the 1940 Act, of the Target Fund, concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and the interests of the Target Fund’s existing shareholders and the Target Fund’s existing shareholders interests will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
AND THE TARGET FUND

Where to Find More Information

For more information with respect to the Acquiring Fund concerning the following topics, please refer to the following Appendices and Exhibit A to this Proxy Statement/Prospectus:  (i) see Appendix A for more information about the investment objective, principal investment strategies and related risks of the Acquiring Fund; and (ii) see Appendix C for more information about the pricing, purchase and redemption of the Acquiring Fund, distribution arrangements of the Acquiring Fund, and tax consequences to shareholders of various transactions in shares of the Acquiring Fund.

For more information with respect to the Target Fund concerning the following topics, please refer to the following sections of the Target Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference:  (i) see “Pricing of Fund Shares” for more information about the pricing of shares of the Target Fund; (ii) see “Investing in the Fund” for more information about the Target Fund’s policies with respect to purchasing Fund shares; (iii) see “Instructions for Selling Fund Shares” and “Additional Redemption Information” for more information about the Target Fund’s policy with respect to redeeming Fund shares; (iv) see “Dividends and Distributions” for more information about the Target Fund’s policy with respect to dividends and distributions (v) see “Taxes” for more information about tax consequences to shareholders of various transactions in shares of the Target Fund; and (vi) see “Financial Highlights” for more information about the Target Fund’s financial performance, which will be adopted by the Acquiring Fund.

PROPOSAL 2:
APPROVAL OF ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES

The purpose of this proposal is to allow the holder of proxies solicited hereby to vote the shares represented by proxies in favor of adjournment of the Meeting to a later time, in order to allow more time to solicit additional proxies, as necessary if there are insufficient votes at the time of the Meeting to approve proposal 1.

Notice of adjournment of the Meeting to another time or place need not be given, if such time and place are announced at the Meeting and reasonable notice is given to persons present at the Meeting and the adjourned meeting is held within a reasonable time after the date set for the Meeting.

Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow Shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Meeting, as adjourned.

If proposal 2 is approved and a quorum to transact business is not present or the vote required to approve the Reorganization is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with the PFS Declaration and Bylaws and applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

Approval of proposal 2 for the power to adjourn the Meeting will require the affirmative vote of a majority of the shares voted, whether or not a quorum is present.

If your proxy card is signed and dated and no instructions are indicated on your proxy card, your shares will be voted “FOR” the proxy holder having discretionary authority to approve any adjournment of the Meeting, if a quorum is not present, in person or by proxy, at the Meeting or if necessary to solicit additional proxies to approve proposal 1.

INFORMATION ON VOTING

Proxy Statement/Prospectus

We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Target Fund Board is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting. This Proxy Statement/ Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by appearing in person at the Meeting, however, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

Shareholders of record of the Target Fund as of the close of business on the Record Date are entitled to vote at the Meeting.  As of the Record Date, there were 7,879,123.62 shares of the Target Fund outstanding and entitled to vote.  Each share is entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held.

Your proxy will have the authority to vote and act on your behalf at the Meeting and any adjournment of the Meeting.  If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised either by executing or authorizing a later-dated proxy by mail, touch-tone telephone or through the Internet. In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person.  If not revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments or postponements thereof, as instructed.

Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid meeting. For the Target Fund, forty percent of the shares entitled to vote constitute a quorum for the transaction of business at the Meeting. The presence of a quorum alone, however, is not sufficient to approve a proposal. Approval of the Reorganization requires the affirmative vote of a 1940 Act Majority.

Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker may not be entitled to vote your shares if it has not received instructions from you.

Abstentions will count as shares present at the Meeting for purposes of establishing a quorum. In the event a quorum is present at the Meeting, but sufficient votes to approve the proposal have not been received or in the discretion of such persons, the chair of the Meeting or persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Provided that shareholders approve proposal 2, any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

Vote Necessary to Approve the Agreement

The Target Fund Board has unanimously approved the Reorganization, subject to shareholder approval. Shareholder approval of the Reorganization requires the vote of a 1940 Act Majority.  Abstentions are treated as votes present at the Meeting, but are not considered votes “FOR” the Reorganization.  As a result, abstentions have the same effect as a vote against the Reorganization because approval of the Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy.

Proxy Solicitation

Proxies will be solicited primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications from certain officers or employees of the Target Fund, James Alpha Advisors, or PFS, the Target Fund’s administrator. Officers or employees of the Target Fund, James Alpha Advisors, NWM, Saratoga or PFS will not be paid for these services. James Alpha Advisors will bear the proxy solicitation expenses, and NWM will reimburse James Alpha Advisors for 50% of Reorganization-related expenses up to an agreed upon cap. The Target Fund may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons.  If requested, the Target Fund shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Matters

Management is not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement/Prospectus.  If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

CAPITALIZATION

The following table sets forth the total net assets, number of shares outstanding, and NAV per share. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after it has combined with the Target Fund.  The information in the following table is stated as of April 4, 2018, and assumes that the Reorganization has taken place.  The capitalizations will be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

(unaudited)	Target Fund	Adjustments	Acquiring Fund (Class I) (Pro forma)
Net Assets:	$79,368,866.28	-	$79,368,866.28
NAV Per Share:	$10.09	-	$10.09
Shares Outstanding:	7,867,504.24	-	7,867,504.24

OWNERSHIP OF SHARES

Security Ownership of Large Shareholders

A list of the name, address and percent ownership of each person who, as of April 4, 2018, to the knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Appendix E.

The Acquiring Fund is a newly organized shell fund created to acquire the assets and assume the liabilities of the Target Fund and, as of the date of this Proxy Statement/Prospectus, the Acquiring Fund does not have any shareholders.

Security Ownership of Management and Trustees

To the best of the knowledge of the Target Fund, the ownership of shares of the Target Fund by executive officers and trustees of the Fund as a group constituted less than 1% of outstanding shares of the Target Fund as of April 4, 2018.

DISSENTERS’ RIGHTS

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law.  Shareholders of the Target Fund, however, have the right to redeem their shares at NAV subject to applicable redemption fees (if any) until the closing date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at NAV subject to applicable redemption fees (if any).

SHAREHOLDER PROPOSALS

The Target Fund is generally not required to hold annual meetings of shareholders, and the Target Fund generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions are required to be taken under state law or the 1940 Act.

Shareholders of the Target Fund who wish to present a proposal for action at a future meeting should submit a written proposal to PFS for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Target Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

INFORMATION FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto filed by the Funds and, with respect to the Target Fund only, annual and semiannual reports filed by the Target Fund, as such documents have been filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made.

The Acquiring Fund and the Target Fund are subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, DC 20549.  Copies of such material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at the prescribed rates.  The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC.

APPENDIX A

Investment Objective, Principal Investment Strategies and
Related Risks of the Acquiring Fund

Investment Objective

The Acquiring Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Acquiring Fund will invest in a group of exchange-traded funds ("ETFs") and/or money market funds. The underlying ETFs generally invest in fixed income securities, equity securities, convertible securities, real estate investment trusts ("REITs"), and commodities. REITs may offer investors greater liquidity and diversification than direct ownership of properties.

The sub-adviser will allocate the Acquiring Fund's assets among its investment categories based on a "risk-on" / "risk-off" proprietary screening model. "Risk-on" is defined as asset classes that the Acquiring Fund will invest in, such as ETFs that hold equity securities, REITs and commodities. "Risk-off" investments generally include U.S. Treasury ETFs and cash or cash equivalents, and are considered by the sub-adviser to present the least amount of credit risk. The sub-adviser's screening process will begin with a review of the strongest recent "risk-off" investments relative to other "risk-off" investments. Each "risk-off" investment will be compared against the others to create a ratio the sub-adviser will analyze to determine which investment's relative price is performing more strongly than the others based on a proprietary weighting system. The strongest relative strength is considered the strongest recent "risk-off" investment with which to compare "risk-on" asset classes. Relative strength calculates which investments are the strongest performers, as compared to other investments based on the investment’s performance return profile over a period of up to one year, and recommends those investments for purchase.

The sub-adviser will also determine if a cash position or U.S. Treasury ETF is most favorable based on the sub-adviser's screening model. The sub-adviser will then compare the strongest "risk-off" investment to ETFs that hold equity securities, REITs and commodities. In order to buy a "risk-on" investment, that "risk-on" investment must be showing recent relative strength versus the strongest "risk-off" instrument based on the sub-adviser's proprietary screening model at set intervals during the month. The sub-adviser will sell "risk-on" investments when the strongest "risk-off" ETF is showing greater recent relative strength versus the particular "risk-on" investment based on the sub-adviser's screening model at set intervals during the month.

Examples of the ETFs that the Acquiring Fund may hold include ETFs that hold domestic equities; foreign securities; depositary receipts, including American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), or European depositary receipts (“EDRs”); emerging markets; commodities; fixed income securities; sovereign debt; convertible securities; and REITs. To gain exposure to the commodities market, the Acquiring Fund may purchase ETFs that invest in a portfolio of exchange-traded futures on commodities. The Acquiring Fund may purchase ETFs that use derivative instruments such as put and call options on stocks and stock indices, and index contracts and options thereon. The Acquiring Fund may invest in ETFs that hold below-grade fixed income securities (known as "junk bonds"). The Acquiring Fund's investment strategy may cause it to purchase ETFs that have growth or value style investing, and the Acquiring Fund may invest in ETFs that hold small- and medium-sized companies. There are no limits on the amount of the Acquiring Fund's assets that may be invested in ETFs and/or cash investments at any one time. Additionally, the Acquiring Fund may be fully invested, partially invested or fully in cash or cash equivalents at any time. Depending on the "risk-on"/"risk-off" ratio, if cash is the recent strongest performing asset class compared to all "risk-on" ETFs and all "risk-off" ETFs that invest in U.S. Treasuries, for example, the Acquiring Fund would then hold 100% in cash.

The Acquiring Fund may also engage in short-term trading.

The Acquiring Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. The Acquiring Fund may invest a significant percentage of its assets in a single ETF and/or money market fund, and at times may hold only one such position

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along with a cash or cash equivalent position. Also, the Acquiring Fund may participate in a limited number of industry sectors, but will not concentrate its investments in any particular industry.

General Investment Policies of the Acquiring Fund

Temporary or Cash Investments. Under normal market conditions, the Acquiring Fund will stay fully invested according to its principal investment strategies as noted above. The Acquiring Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Acquiring Fund not achieving its investment objectives during that period.

For longer periods of time, the Acquiring Fund may hold a substantial cash position. If the market advances during periods when the Acquiring Fund is holding a large cash position, the Acquiring Fund may not participate to the extent it would have if the Acquiring Fund had been more fully invested. To the extent that the Acquiring Fund uses a money market fund for its cash position, there will be duplication of expenses because the Acquiring would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Commodity Exchange Act (“CEA”) Exclusion. James Alpha Advisors, with respect to the Acquiring Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA, as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, and therefore is not subject to registration or regulation as a commodity pool operator. In addition, with respect to the Acquiring Fund, James Alpha Advisors is relying upon a related exclusion from the definition of a “commodity trading advisor” under the CEA and the rules of the CFTC.

Change in Investment Objectives and Strategies. The Acquiring Fund’s investment objectives and strategies are non-fundamental (unless otherwise indicated) and may be changed without the approval of the Acquiring Fund’s shareholders.

Principal Risks of Investing in the Acquiring Fund

As with any mutual fund, it is possible to lose money by investing in the Acquiring Fund. There is no assurance that the Acquiring Fund will achieve its investment objective. When you sell your Acquiring Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Acquiring Fund. Shares of the Acquiring Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Cash and Cash Equivalents Risk. To the extent the Acquiring Fund holds cash or cash equivalents rather than securities or other instruments in which it primarily invests, the Acquiring Fund risks losing opportunities to participate in market appreciation and may experience potentially lower returns than the Acquiring Fund’s benchmark or other funds that remain fully invested.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Acquiring Fund would bear its ratable share of that entity’s expenses. At the same time, the Acquiring Fund would continue to pay its own investment management fees and other expenses. As a result, the Acquiring Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Acquiring Fund would have increased market exposure to those companies held in its portfolio that are also held by the ETF. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day.

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In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Acquiring Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Investment Focus Risk. To the extent the Acquiring Fund invests a greater amount in any one sector or industry, the Acquiring Fund’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Acquiring Fund if conditions adversely affect that sector or industry.

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Acquiring Fund’s investment strategies may not produce the desired results.

Non-Diversification Risk. The Acquiring Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. Because a large percentage of the Acquiring Fund’s assets may be invested in a limited number of issuers, a change in the value of one or a few issuers’ securities will affect the value of the Acquiring Fund more than would occur in a diversified fund.

Portfolio Turnover Risk. The frequency of the Acquiring Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Acquiring Fund’s performance.

Risk of Investing in Other Investment Companies. The Acquiring Fund may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act and rules thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. Because the Acquiring Fund will invest in other investment companies, the Acquiring Fund’s shareholders will therefore incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Acquiring Fund expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Acquiring Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

The Acquiring Fund may invest in ETFs that carry the risks described below. When used in this section, the term “fund” may include the ETFs in which the Acquiring Fund invests.

Commodities Risk. Investments in commodity-linked investments may subject a fund, and therefore the Acquiring Fund, to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices

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of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Also, ETFs and certain other commodity-linked derivative investments may subject the Acquiring Fund to leveraged market exposure for commodities. Income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the RIC tax qualification tests. The Acquiring Fund may gain commodity exposure through investment in ETFs that are treated as “qualified publicly traded partnerships” or grantor trusts for federal income tax purposes. Investments by the Acquiring Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Acquiring Fund to satisfy certain asset diversification and qualifying income tests for qualification as a regulated investment company. Failure to satisfy either test would jeopardize the Acquiring Fund’s status as a RIC, which could result in material adverse consequences to the Acquiring Fund.

Convertible Securities Risk. Investments in convertible securities subject the Acquiring Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Currency/Exchange Rate Risk. The dollar value of foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Credit Risk. The issuers of fixed income instruments may be unable to meet interest and/or principal payments. This risk is increased to the extent the Acquiring Fund invests in bonds related below investment-grade bonds (junk bonds). An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be volatile and some derivatives have the potential for loss that is greater than a fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. A fund may also lose money on a derivative if the counterparty fails to pay the amount due. If a counterparty were to default on its obligations, a fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect a fund’s rights as a creditor (e.g., the fund may not receive the amount of payments that it is contractually entitled to receive). A fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the investment adviser anticipated.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause a fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of a fund’s taxable income or gains, and may limit or prevent the fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the fund to change its investment strategy. A fund’s use of derivatives also may be limited by the requirements for taxation of a fund as a regulated investment company.

Special Risks of Futures. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of a fund, and therefore the Acquiring Fund. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Options. If a fund sells (writes) a put option, there is risk that the fund may be required to buy the underlying investment at a disadvantageous price. If a fund sells (writes) a call option, there is risk that the

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fund may be required to sell the underlying investment at a disadvantageous price. If a fund purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Emerging Market Securities Risk. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

Equity Securities Risk. The Acquiring Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. The Acquiring Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities

Foreign Securities Risk. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which a fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair a fund’s ability to purchase or sell foreign securities or transfer a fund’s assets back into the U.S., or otherwise adversely affect the fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of a fund’s trades effected in those markets.

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Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

ADRs, GDRs, and EDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Such depository receipts, however, continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, GDRs, and EDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, a fund’s, and therefore the Acquiring Fund’s, performance may suffer.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, present more credit risk than investment grade bonds and subject to greater risk of default. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Given that the Federal Reserve has begun to raise interest rates, the Acquiring Fund may face a heightened level of interest rate risk. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Real Estate Securities Risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which a fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If a fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

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The underlying ETF investments in REITs may include an additional risk to Acquiring Fund shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Acquiring Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the fund’s basis in such REIT, the fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Acquiring Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Acquiring Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Acquiring Fund’s common shares, such shareholder will generally recognize a capital gain. To the extent the Acquiring Fund receives REIT distributions that represent mortgage interest or rent, the Acquiring Fund’s distributions may be taxable as ordinary income to investors of the Acquiring Fund.

A shareholder, by investing in REITs and foreign real estate companies indirectly through the Acquiring Fund, will bear not only his proportionate share of the expenses of the Acquiring Fund, but also, indirectly, the management expenses of the underlying REITs.

Small and Medium Capitalization Company Risk. Investing in small and medium capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for a fund to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Sovereign Debt Risk. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Acquiring Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts.

Value Style Investing Risk. Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, a fund’s, and therefore the Acquiring Fund’s, return may be adversely affected during market downturns and when value investment strategies are out of favor.

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APPENDIX B

Fundamental Investment Restrictions
Restriction	Target Fund	Acquiring Fund
Borrowing Money

The Target Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

The Acquiring Fund may not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings; (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments pursuant to reverse repurchase transactions.

Commodities

The Target Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

The Acquiring Fund may not purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Concentration

The Target Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The Acquiring Fund may not invest 25% or more of its net assets in a particular industry or group of industries (other than investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto).

Loans	The Target Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.	The Acquiring Fund may not make loans of money, except for the lending of its portfolio securities, purchases of non-publicly offered debt securities consistent with the investment policies of the Fund, and entering into repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

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Real Estate

The Target Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

The Acquiring Fund may not purchase or sell real estate, except that the Fund may invest in REITs, mortgage-related securities and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein.

Senior Securities	The Target Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (The “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

The Acquiring Fund may not issue senior securities, except that this restriction shall not prohibit the Fund from engaging in transactions that may be deemed to involve the issuance or sale of a senior security provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund.

Underwriting

The Target Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

The Acquiring Fund may not underwrite securities of other companies, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act in disposing of a security.
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NON- FUNDAMENTAL INVESTMENT RESTRICTIONS
Restriction	Target Fund	Acquiring Fund
Borrowing	The Target Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.	The Acquiring Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.
Illiquid Investments	The Target Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

The Acquiring Fund will not invest more than 15% of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose.

Margin Purchases

The Target Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

The Acquiring Fund cannot purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases and sales or redemptions of Acquiring Fund securities or to collateral arrangements in connection with transactions in futures and options, short sales and other permitted investment techniques).
Pledging	The Target Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in the fundamental “Borrowings” limitation noted above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.	The Acquiring Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Acquiring Fund except as may be necessary in connection with borrowings described in the fundamental “Borrowings” limitation noted above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

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APPENDIX C

PRICING, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE ACQUIRING FUND

Target Fund shareholders will receive Class I shares of the Acquiring Fund through the Reorganization, as described in this Proxy Statement/Prospectus. Each shareholder of the Target Fund will become the owner of the number of full and fractional Class I shares. The Acquiring Fund also currently offers Class A, Class C, and Class S shares (collectively, the “Additional Share Classes”). Investors may purchase shares of the Additional Share Classes on any day the New York Stock Exchange (“NYSE”) is open.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. The following information pertains to Class I shares, as well as the Additional Share Classes, as applicable. Additional information regarding the Additional Share Classes, including the expenses of the Additional Share Classes and more detailed information about the purchase and redemption procedures for the Additional Share Classes, is available in the Acquiring Fund's prospectuses.

Pricing of Acquiring Fund Shares

The price of shares of the Acquiring Fund called “net asset value” or “NAV,” is based on the value of the Acquiring Fund’s investments.

The NAV per share of the Acquiring Fund is determined once daily at the close of trading on the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, the Acquiring Fund’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which James Alpha Advisors determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Acquiring Fund Board. In these cases, the Acquiring Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Acquiring Fund Board. Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent that the Acquiring Fund invests in ETFs, the Acquiring Fund’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

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Purchase of Acquiring Fund Shares

Purchase of shares of the Acquiring Fund must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Acquiring Fund’s distributor (the “Distributor”), or through a broker or intermediary designated by that Financial Intermediary, or directly through the transfer agent. Shares of the Acquiring Fund are available to participants in consulting programs and to other investors and to investment advisory services. Purchase requests received by the Acquiring Fund in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Acquiring Fund when it is received in good order by the transfer agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Acquiring Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open your account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the appropriate address noted below. Make all checks payable to the Acquiring Fund. The Acquiring Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Acquiring Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Not all share classes may be available in all states.

Note: Gemini Fund Services, LLC, the Acquiring Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Acquiring Fund, for any check returned to the transfer agent for insufficient funds.

For more information regarding the purchase of shares, contact the Acquiring Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

If you wish to wire money to make a subsequent investment in the Acquiring Fund, please call 1-800-807-FUND to receive wiring instructions and to notify the Acquiring Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. The Acquiring Fund will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Acquiring Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase of Shares in Good Order. All purchase requests directly through the transfer agent must be received by the transfer agent in “good order.” This means that your request must include:

•	The Acquiring Fund and account number.
•	The amount of the transaction (in dollars or shares).
•	Accurately completed orders.
•	Any supporting legal documentation that may be required.
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If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. Orders to purchase shares through a Financial Intermediary will be effected at the NAV per share next determined after the purchase order has been received in good order by the Financial Intermediary. The Acquiring Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Acquiring Fund and the Saratoga Funds. As further assistance, the Acquiring Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Acquiring Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Acquiring Fund shares, or other fees. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Proxy Statement/Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

INVESTMENT ADVISORY PROGRAMS. The Acquiring Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad of choices available. Generally, the Consulting Programs provide advisory services in connection with investments among the Acquiring Trust’s portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Acquiring Trust’s portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Acquiring Trust’s portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use Saratoga’s SaratogaSHARP® Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, Saratoga may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. Saratoga receives a fee from the investment adviser for these services.

The additional fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Acquiring Trust portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Acquiring Trust’s portfolio are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment adviser must be approved by Saratoga. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Acquiring Trust’s portfolios for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

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CONTINUOUS OFFERING. For Class I shares of the Acquiring Fund, the minimum initial investment in the Acquiring Fund is $1 million, which minimum would be waived for an investment adviser/broker making an allocation to the Acquiring Fund’s Class I shares aggregating $1 million or more within 90 days. If the adviser/broker does not purchase $1 million or more in the aggregate within 90 days, then the adviser/broker’s next purchase would have to be for a minimum of the difference between $1 million and the aggregate total invested during the 90 days until aggregate purchases total $1 million or more (e.g., if the adviser/broker’s aggregate purchases within 90 days total $500,000, then the adviser/broker would have to make a single aggregate purchase of at least $500,000 to make future purchases of less than $1 million). The Acquiring Fund’s Class I minimum investment requirement does not apply to shareholders of the Target Fund who held such shares as of the date the Target Fund was reorganized into the Acquiring Fund. In addition, the minimum initial investment for Class I shares of the Acquiring Fund may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions in: (i) discretionary and non-discretionary sponsored advisory programs; (ii) fund supermarkets; (iii) asset allocation programs: (iv) certain retirement plans investing directly with the Acquiring Fund; (v) retirement plans investing through certain retirement plan platforms; and (vi) certain endowments, foundations and other not-for-profit entities investing directly with the Acquiring Fund. With respect to each share class, investments made in response to the SaratogaSHARP® asset allocation program’s allocations and reallocations will not be subject to a minimum initial investment. For employees and relatives of James Alpha Advisors, NWM, Saratoga, firms distributing shares of the Acquiring Trust, and the Acquiring Trust service providers and their affiliates, the minimum initial investment in the Acquiring Trust is $1,000 with no minimum for any individual Saratoga Fund and the Acquiring Fund. The minimum subsequent investment in the Acquiring Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Acquiring Fund or for a Saratoga Fund. The Acquiring Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Acquiring Fund Board whenever the Acquiring Fund Board judges it to be in the best interest of the Acquiring Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Manager and/or Distributor may from time to time provide compensation to dealers in connection with sales of shares of the Acquiring Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, the Acquiring Fund reserves the right to reject any purchase requests, including exchanges from the other Saratoga Funds that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

Choosing a Share Class of the Acquiring Fund

Description of Classes. The Acquiring Fund has adopted a multiple class plan that allows it to offer one or more classes of shares. The Acquiring Fund has four classes of shares – Class I shares, Class A shares, Class C shares, and Class S shares. Only Class I shares are offered in this Proxy Statement/Prospectus.

Class I shares are no-load shares that do not require that you pay a sales charge. If you purchase Class I shares of the Acquiring Fund you will pay the NAV next determined after your order is received.

FREQUENT PURCHASES AND REDEMPTIONS OF ACQUIRING TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Acquiring Fund by shareholders, and “market-timing” may present risks for other shareholders of the Acquiring Fund, which may include, among other things, dilution in the value of Acquiring Fund shares held by long-term shareholders, interference with the efficient management of the Acquiring Fund, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Acquiring Fund to hold excess levels of cash.

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Short term trading strategies also present certain risks based on the Acquiring Fund’s investment objective, strategies and policies. To the extent that the Acquiring Fund invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which the Acquiring Fund invests may be traded on foreign markets that close well before the Acquiring Fund calculates its NAV. This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Acquiring Fund based on events occurring after foreign market closing prices are established, but before the Acquiring Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”). The market timer might redeem the Acquiring Fund’s shares the next day when the Acquiring Fund’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Acquiring Fund shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that the Acquiring Fund invests in small-capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds (also referred to as junk bonds) or municipal bonds, the Acquiring Fund may be adversely affected by price arbitrage trading strategies.

The Acquiring Trust discourages frequent purchases and redemptions of Acquiring Fund shares by Acquiring Fund shareholders and the Acquiring Fund Board has adopted policies and procedures with respect to such frequent purchases and redemptions. The Acquiring Trust does not accommodate frequent purchases and sales by Acquiring Fund shareholders. Shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase. The Acquiring Trust’s policies with respect to purchases, redemptions and exchanges of Acquiring Fund shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of its Prospectus. Except as described in these sections, the Acquiring Trust’s policies regarding frequent trading of Acquiring Fund shares are applied uniformly to all shareholders. The Acquiring Trust requires all intermediaries to enforce all of the Acquiring Trust’s policies contained in the Prospectus and in the Acquiring Trust’s Statement of Additional Information. Omnibus account intermediaries generally do not identify customers’ trading activity to the Acquiring Trust on an individual basis. The ability of the Acquiring Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Acquiring Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Acquiring Fund by the Financial Intermediary’s customers. The Acquiring Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Acquiring Trust’s restrictions, the Acquiring Trust may take certain actions, including terminating the relationship. There can be no assurance that the Acquiring Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving the Acquiring Fund may result in the Acquiring Fund sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of the Acquiring Fund may be redeemed on any day that the Acquiring Fund calculates its NAV. Redemption requests received by the Acquiring Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the NAV next determined by the Acquiring Trust. A redemption order is deemed to be received by the Acquiring Trust when it is received in good order by the transfer agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Acquiring Trust. Orders to redeem shares through a Financial Intermediary will receive the NAV per share next determined after the redemption request has been received in good order by the Financial Intermediary. The Acquiring Fund is required to transmit

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redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the transfer agent. Redemption requests also may be given directly to the transfer agent, if the shareholder purchased shares directly through the transfer agent. In order to be effective, redemption requests of a shareholder in the event of death, divorce or other legal matter may require the submission of documents commonly required to assure the safety of a particular account. Generally, all redemptions will be for cash. The Saratoga Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. These methods may be used during both normal and stressed market conditions.

The Acquiring Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests. To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Receipt of a redemption order by the U.S. Postal Service (“USPS”) does not constitute receipt of such an order by the Acquiring Trust or its transfer agent. Requests sent via the USPS will be processed at the NAV on the business day the request is received in good form at the Acquiring Trust’s transfer agent. There may be a delay between the time the request reaches the P.O. Box and the time of the Acquiring Trust’s receipt of the request, which may affect the NAV at which the request is processed. Regular mail is retrieved from the transfer agent’s post office box at least once a day by 12:00 p.m., Eastern Time and overnight mail is processed as received by the transfer agent from the delivery service. In both cases, processing of redemption requests are subject to the provisions described above in the opening paragraph in this section.

Redeeming by Telephone. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Acquiring Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Acquiring Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Acquiring Trust, the transfer agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine, and you will be required to bear the risk of any such loss. The Acquiring Trust or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Acquiring Trust and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

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Wire Redemptions. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the transfer agent to cover costs associated with the transfer but the transfer agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent. Once the Acquiring Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared. Redemption proceeds requested to be sent via wire or ACH are typically sent 1-3 business days after the redemption request was received in “good order.” Redemption proceeds requested to be sent via check are typically mailed via U.S. Postal Service 2-3 business days after the redemption request was received in “good order.”

Good Order. Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing indicating the number of shares or dollar amount to be redeemed;

•	The request must identify your account number;

•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•	If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee. Certain requests require a medallion signature guarantee. To protect you and the Acquiring Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Acquiring Trust or transfer agent):

1. Re-registration of the account.
2. Changing bank wiring instructions on the account.
3. Name change on the account.
4. Setting up/changing systematic withdrawal plan to a secondary address.
5. Redemptions greater than $100,000.
6. Any redemption check that is being mailed to a different address than the address of record.
7. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of the Acquiring Fund within 30 days of purchase.  The redemption fee is paid directly to the Acquiring Fund from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Acquiring Fund.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to

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participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); (iv) redemptions pursuant to systematic withdrawal plans; and (v) exchanges in response to tactical asset allocation programs’ allocations and reallocations, as approved by the Acquiring Trust’s CCO and/or one of the Acquiring Trust’s principal officers.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Acquiring Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Acquiring Trust must rely on the Financial Intermediary to monitor redemptions within the Acquiring Fund by the Financial Intermediary’s customers and to collect the Acquiring Fund’s redemption fee from their customers. The Acquiring Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Acquiring Trust’s restrictions, the Acquiring Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders. Any portfolio from which redemptions will be made pursuant to the Plan will be referred to as a “SWP Portfolio.” The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Acquiring Fund.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Acquiring Trust for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Acquiring Fund in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by Saratoga), together with the proceeds, is received by the transfer agent.

INVOLUNTARY REDEMPTIONS. If the Acquiring Fund is the only holding of a shareholder in the Acquiring Trust, then due to the relatively high cost of maintaining small accounts, the Acquiring Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Acquiring Fund’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Acquiring Fund holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Acquiring Fund Board determines that it would be detrimental to the best interests of the Acquiring Fund’s shareholders to make a redemption payment wholly in cash, the Acquiring Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Acquiring Fund’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of the Acquiring Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Acquiring Fund’s receipt of the redemption order. Redemptions failing to meet this threshold must be made in cash. Redemption in kind proceeds will typically be made by delivering a pro rata amount of the Acquiring Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Acquiring Fund’s receipt of the redemption order. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

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EXCHANGE PRIVILEGE. Shares of the Acquiring Fund may be exchanged without payment of any exchange fee for shares of another portfolio of the Acquiring Trust of the same Class at their respective NAVs. Please refer to the Acquiring Trust’s Prospectus for the other portfolios with respect to the fees and expenses of investing in shares of the Acquiring Trust’s other portfolios. The Acquiring Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Acquiring Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Acquiring Fund or a Saratoga Fund that does not charge a CDSC will not be counted. Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from the Acquiring Fund or a Saratoga Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into the Acquiring Fund or a Saratoga Fund with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Acquiring Fund shares being acquired may be legally sold.

Saratoga reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the transfer agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Proxy Statement/Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the transfer agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS. The Acquiring Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Acquiring Fund generally pays no federal income tax on the income and gains it distributes to you. The Acquiring Fund declares and pays dividends from net investment income, if any, annually. Distributions of net realized long-term and short-term capital gains, if any, earned by the Acquiring Fund will be made annually. The Acquiring Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Acquiring Fund, or should the Acquiring Fund Board deem it to be in the best interest of shareholders. The amount of any distribution will vary, and there is no guarantee the Acquiring Fund will pay either an income dividend or a capital gains distribution. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Acquiring Fund to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Acquiring Fund (which will be deposited in the shareholder’s account) unless the shareholder instructs the Acquiring Trust, in writing, to pay all dividends and distributions in cash. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

ANNUAL STATEMENTS. You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Acquiring Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Acquiring Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to

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shareholders. However, when necessary, the Acquiring Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

AVOID “BUYING A DIVIDEND.” At the time you purchase your Acquiring Fund shares, the Acquiring Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Acquiring Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in the Acquiring Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Proxy Statement/Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Acquiring Trust. Unless your investment in the Acquiring Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Acquiring Fund makes distributions and when you sell Acquiring Fund shares, including an exchange to another portfolio.

TAXES ON DISTRIBUTIONS. In general, if you are a taxable investor, Acquiring Fund distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Acquiring Fund shares. The Acquiring Fund’s investment techniques, including investment in underlying ETFs, short-term trading strategies, and high portfolio turnover rate, may result in more of the Acquiring Fund’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Acquiring Trust. Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, dividends paid to shareholders from the Acquiring Fund’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income. Further, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Acquiring Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Acquiring Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

TAXES ON SALES. Your sale of Acquiring Fund shares normally is subject to federal income tax and may result in a taxable gain or loss to you. Your exchange of Acquiring Fund shares for shares of another portfolio is treated for tax purposes like a sale of your original Acquiring Fund shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of the Acquiring Fund’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

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COST BASIS. The Acquiring Fund (or its administrative agents) is required to report to the Internal Revenue Service and furnish to Acquiring Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, the Acquiring Fund will use a default cost basis method which is the average cost method. The cost basis method elected by an Acquiring Fund shareholder (or the cost basis method applied by default) for each sale of Acquiring Fund shares may not be changed after the close of business on the trade date of each such sale of Acquiring Fund shares. Acquiring Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

BACK-UP WITHHOLDING. By law, the Acquiring Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). The Acquiring Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 24% of your taxable distributions or redemption proceeds.

When you open your Acquiring Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

OTHER. Acquiring Fund distributions and gains from the sale or exchange of your Acquiring Fund shares also may be subject to state and local taxes. If more than 50% of the Acquiring Fund’s assets are invested in foreign securities at the end of any fiscal year, or if at least 50% of the value of the Acquiring Fund’s assets at the close of each quarter of its taxable year consists of interests in underlying funds that are RICs, the Acquiring Fund may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Acquiring Fund (subject to various limitations) . In such a case shareholders would also need to include such foreign taxes in income. The Acquiring Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Acquiring Fund realizes excess inclusion income in excess of certain threshold amounts.

Acquiring Fund investments in underlying funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

FOREIGN SHAREHOLDERS. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Acquiring Fund, as discussed in more detail in the Statement of Additional Information.

MEDICARE TAX. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Acquiring Fund.

ADDITIONAL INFORMATION

James Alpha Advisors, Saratoga and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Acquiring Fund) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Acquiring Fund’s shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with

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incentive to favor sales of the shares of the Acquiring Fund over other investment options. Any such payments will not change the NAV of the price of the Acquiring Fund’s shares.

In addition, the Acquiring Fund or the Distributor may also make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Acquiring Fund and/or its agents. The fees payable by the Acquiring Fund under this category of services are subject to certain limitations approved by the Acquiring Fund Board and, to the extent paid, will increase expenses of the Acquiring Fund.  These expenses are not separately identified in the fee table under the section titled “Comparison of Fees and Expenses” in this Proxy Statement/Prospectus, but are included within “Other Expenses” in the fee table.

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APPENDIX D

COMPARISON OF STATE LAWS

The laws governing Delaware statutory trusts and Massachusetts business trusts have similar effect, but they differ in certain respects. Both the Delaware Statutory Trust Act (the “DE Statute”) and Massachusetts business trust law (the “MA Statute”) permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust (a “MA Trust”), whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts (a “DE Trust”). The DE Statute explicitly provides that the shareholders and trustees of a DE Trust are not liable for obligations of the trust to the same extent as under corporate law, while under the MA Statute, shareholders and trustees could potentially be liable for trust obligations. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees may have the power to amend the Delaware trust instrument, merge or consolidate a Fund with another entity, and to change the Delaware trust’s domicile, in each case without a shareholder vote.

The following is a discussion of only certain material differences between the DE Statute and MA Statute, as applicable, and is not a complete description of them.

	Delaware Statutory Trust	Massachusetts Business Trust
Governing Documents/ Governing Body	A DE Trust is formed by the filing of a certificate of trust with the Delaware Secretary of State. A DE Trust is an unincorporated association organized under the DE Statute whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.

A MA Trust is created by the trustees’ execution of a written declaration of trust. A MA Trust is required to file the declaration of trust with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. A MA Trust is a voluntary association with transferable shares of beneficial interests, organized under the MA Statute. A MA Trust is considered to be a hybrid, having characteristics of both corporations and common law trusts. A MA Trust’s operations are governed by a trust document and bylaws. The business and affairs of a MA Trust are managed by or under the direction of a board of trustees.

MA Trusts are also granted a significant amount of organizational and operational flexibility. The MA Statute is silent on most of the salient features of MA Trusts, thereby allowing trustees to freely structure the MA Trust. The MA Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.

Ownership Shares of Interest	Under both the DE Statute and the MA Statute, the ownership interests in a DE Trust and MA Trust are denominated as “beneficial interests” and are held by “beneficial owners.”
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Series and Classes

Under the DE Statute, the governing document may provide for classes, groups or series of shares, having such relative rights, powers and duties as shareholders set forth in the governing document. Such classes, groups or series may be described in a DE Trust’s governing document or in resolutions adopted by its trustees.

The MA Statute is silent as to any requirements for the creation of such series or classes.
Shareholder Voting Rights

Under the DE Statute, the governing document may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights. No state filing is necessary and, unless required by the governing document, shareholder approval is not needed.

There is no provision in the MA Statute addressing voting by the shareholders of a MA Trust.
Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the MA Statute addressing quorum requirements at meetings of shareholders of a MA Trust.
Shareholder Meetings	Neither the DE Statute nor the MA Statute mandates an annual shareholders’ meeting.
Organization of Meetings	Neither the DE Statute nor the MA Statute contains provisions relating to the organization of shareholder meetings.
Record Date	Under the DE Statute, the governing document may provide for record dates.	There is no record date provision in the MA Statute.
Qualification and Election of Trustees	Under the DE Statute, the governing documents may set forth the manner in which trustees are elected and qualified.	The MA Statute does not contain provisions relating to the election and qualification of trustees of a MA Trust.
Removal of Trustees

Under the DE Statute, the governing documents of a DE Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DE Trust.

The MA Statute does not contain provisions relating to the removal of trustees.
Restrictions on Transfer	Neither the DE Statute nor the MA Statute contain provisions relating to the ability of a DE Trust or MA Trust, as applicable, to restrict transfers of beneficial interests.
Preemptive Rights and Redemption of Shares	Under each of the DE Statute and the MA Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.
D-2

Liquidation Upon Dissolution or Termination Events

Under the DE Statute, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document.

The MA Statute has no provisions pertaining to the liquidation of a MA Trust.
Shareholder Liability	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

The MA Statute does not include an express provision relating to the limitation of liability of the shareholders of a MA Trust. The shareholders of a MA Trust could potentially be held personally liable for the obligations of the trust, notwithstanding an express provision in the governing document stating that the shareholders are not personally liable in connection with trust property or the acts, obligations or affairs of the MA Trust.

Trustee/Director Liability

Subject to the provisions in the governing document, the DE Statute provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.

The MA Statute does not include an express provision limiting the liability of the trustee of a MA Trust. The trustees of a MA Trust could potentially be held personally liable for the obligations of the trust.
Indemnification

Subject to such standards and restrictions as may be contained in the governing document of a DE Trust, the DE Statute authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.

The MA Statute is silent as to the indemnification of trustees, officers and shareholders.
Insurance	Neither the DE Statute nor the MA Statute contain provisions regarding insurance.
D-3

Shareholder Right of Inspection

Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.

There is no provision in the MA Statute relating to shareholder inspection rights.
Derivative Actions

Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document.

There is no provision under the MA Statute regarding derivative actions.
Arbitration of Claims	The DE Statute provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.	There is no provision under the MA Statute regarding arbitration.
D-4

Amendments to Governing Documents	The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust’s certificate of trust are not required to be filed with the Delaware Secretary of State.

The MA Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a MA Trust. The MA Statute provides that the trustees shall, within thirty days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

D-5

APPENDIX E

OWNERSHIP OF THE TARGET FUND

Significant Holders

Listed below is the name, address and percent ownership of each person who, as of April 4, 2018, to the best knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of the Target Fund is presumed to “control” the Fund, as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.

Name and Address	Number of Shares Owned	Percent Owned	Type of Ownership

TD Ameritrade, Inc. For Benefit of Customers PO Box 2226 Omaha, NE 68103	7,205,182.89	91.58%	Record
E-1

EXHIBIT A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 4th day of May 2018, by and between PFS Funds (“PFS”), a Massachusetts business trust, with its principal place of business at 1939 Friendship Drive, Suite C, El Cajon, California 92020, with respect to the NWM Momentum Fund (the “Acquired Fund”), a separate series of PFS; and The Saratoga Advantage Trust (“Saratoga Trust”), a Delaware statutory trust with its principal place of business at 1616 N. Litchfield Road, Suite 165, Goodyear, Arizona 85395, with respect to the James Alpha Momentum Portfolio (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), a separate series of the Saratoga Trust. James Alpha Advisors, LLC (“JAA”), a New York limited liability company with its principal place of business at 515 Madison Avenue, 24th Floor, New York, New York 10022, joins this Agreement solely for purposes of paragraphs 5.9(a), 9.1, and 9.2. NWM Fund Group, LLC (“NWM”), a California limited liability company with its principal place of business at 1836 Second Street, Napa, California 94559, joins this Agreement solely for purposes of paragraphs 4.1(c), (d), (o), (p), (r); 5.9(b); 9.2 and 9.3.

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all liabilities (as set forth in paragraph 1.3 below) of the Acquired Fund; and (iii) the distribution, after the Closing hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other fund or the assets of any other fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein. The Acquiring Fund is, and will be immediately prior to the Closing (as defined in paragraph 3.1), a shell series, without assets (other than seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities (as set forth in paragraph 1.3 below) of the Acquired Fund.

WHEREAS, the Acquired Fund and the Acquiring Fund are separate series of PFS and Saratoga Trust, respectively, and PFS and Saratoga Trust are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, based upon the recommendation of NWM, the Trustees of PFS have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

Ex. A-1

WHEREAS, the Trustees of Saratoga Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund.

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1               THE EXCHANGE. Provided that all conditions precedent to the Reorganization set forth herein have been satisfied as of the closing date provided for in paragraph 3.1 (“Closing Date”) and subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (i) to deliver to the Acquired Fund in exchange for the net assets attributable to the Acquired Fund Shares, a number of Class I shares of the Acquiring Fund (including fractional shares, if any) determined by dividing the value of such net assets attributable to the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class I share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the Closing.

1.2               ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of any kind and nature, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, receivables for shares sold, claims (whether absolute or contingent, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and other rights that are owned by the Acquired Fund on the Closing Date, goodwill, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date and all books and records of the Acquired Fund necessary or useful for the Acquiring Fund to operate as the accounting survivor of the Acquired Fund and for the Acquiring Fund’s continued use of the Acquired Fund’s historical performance returns.

The Acquired Fund has provided the Acquiring Fund with, or the Acquiring Fund otherwise has access to, its most recent audited financial statements.

The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

Ex. A-2

1.3         LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Closing Date. The Acquired Fund will use its best efforts to discharge all known liabilities prior to or at the Valuation Date (as defined in paragraph 2.1) to the extent possible and consistent with its own investment objectives and policies and normal business operations.

1.4         LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. On or as soon after the Closing as is reasonably practicable (the “Liquidation Date”), the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and represent the respective pro rata number of Acquiring Fund Shares due such shareholders. The aggregate net asset value of the Acquiring Fund Shares issued pursuant to this paragraph will equal the aggregate net asset value of the Acquired Fund Shares, each as determined on the Valuation Date using the valuation procedures set forth below. Fractional Acquiring Fund Shares shall be carried to the third decimal place. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Acquired Fund Shareholder shall have the right to receive any unpaid distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund shares that are held of record by the Acquired Fund Shareholders at the Effective Time on the Closing Date.

1.5               OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued on the Closing Date to the Acquired Fund, in an amount equal in value to the net asset value of the Acquired Fund’s shares, to be distributed to shareholders of the Acquired Fund.

1.6               TRANSFER TAXES. Any transfer Taxes, as defined below, payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7               REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the Closing Date, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing the Acquired Fund’s annual report to shareholders as of March 31, 2018 and, if requested by the Acquiring Fund, filing such report on Form N-CSR; (ii) and preparing and filing Tax Returns (as defined in paragraph 4.1(j)) relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date).

Ex. A-3

1.8         TERMINATION. As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Massachusetts law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1         VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”) using the valuation procedures set forth in the Agreement and Declaration of Trust of PFS, as amended (“PFS Trust Agreement”), and the Acquired Fund’s then current Prospectus and Statement of Additional Information, a copy of which shall be provided to the Acquiring Fund prior to the Valuation Date, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2         VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in Saratoga Trust’s Agreement and Declaration of Trust, as amended (“Saratoga Agreement and Declaration of Trust”) and the Acquiring Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3         SHARES TO BE ISSUED. The Class I shares of the Acquiring Fund to be issued (including fractional shares) shall be equal in net asset value to the net asset value of the Acquired Fund shares then outstanding. Upon the Acquired Fund’s liquidating distribution, each holder of shares of the Acquired Fund will receive Class I shares of the Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4         DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by Mutual Shareholder Services, LLC, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund. All computations of value with respect to the Acquiring Fund shall be made by Gemini Fund Services, LLC, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. The Acquiring Fund and Acquired Fund agree, however, to use all commercially reasonable efforts prior to the Closing to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

Ex. A-4

ARTICLE III

CLOSING AND CLOSING DATE

3.1         CLOSING DATE. The closing (the “Closing”) will be on or about June 25, 2018, or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Effective Time”). The Closing of the Reorganization shall be held in person at a place mutually agreed to by the parties by facsimile, email or such other communication means as the parties may reasonably agree.

The Acquired Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date to the Acquiring Fund’s custodian for the account of the Acquiring Fund, duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Acquired Fund’s custodian to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Acquired Fund’s custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)), in which the assets of the Acquired Fund are deposited, the Acquired Fund’s portfolio securities and instruments so held. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Acquired Fund is unable to make such delivery on the Closing Date in the manner contemplated by this paragraph for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Acquired Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this paragraph with respect to said undelivered securities or other investments if the Acquired Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

At such time at or prior to the Closing Date as the parties mutually agree, the Acquired Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Acquired Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Acquired Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Acquired Fund or its agents relating to the identification and verification of the Acquired Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations (the “AML Documentation”) and such other information as the Acquiring Fund may reasonably request. The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

Ex. A-5

3.2         CUSTODIAN’S CERTIFICATE. US Bank, N.A., as custodian for the Acquired Fund, shall deliver at, or if agreed to by the Acquiring Fund, promptly after, the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes, as defined below, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3         EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4         TRANSFER AGENT’S CERTIFICATE. Mutual Shareholder Services, LLC, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of PFS or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1         REPRESENTATIONS OF THE ACQUIRED FUND. PFS, the Acquired Fund, and NWM (for purposes of paragraphs 4.1(c), (d), (o), (p), and (r)), represent and warrant to Saratoga Trust and the Acquiring Fund as follows:

(a)                The Acquired Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Massachusetts.

(b)                The Acquired Fund is a separate series of a Massachusetts business trust that is registered as an open-end management investment company under the 1940 Act, and such Massachusetts business trust’s registration with the U.S. Securities and Exchange Commission (“SEC”) is in full force and effect.

Ex. A-6

(c)                The current Prospectus and Statement of Additional Information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times since the Acquired Fund’s inception, conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and does not or did not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                The Acquired Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquired Fund’s Prospectus and Statement of Additional Information and the value of the net assets of the Acquired Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the SEC thereunder and the pricing and valuation policies of the Acquired Fund and there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of the Acquired Fund since the Acquired Fund’s inception which would have a material adverse effect on such Acquired Fund or its properties or assets.

(e)                The Acquired Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of the PFS Trust Agreement or By-Laws, as amended, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(f)                 The Acquired Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Acquired Fund, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities or that will otherwise be paid by JAA and NWM pursuant to paragraphs 9.1, 9.2, and 9.3.

(g)                Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to Acquired Fund’s knowledge threatened against the Acquired Fund which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund has no actual knowledge of facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h)                The financial statements of the Acquired Fund are in accordance with generally accepted accounting principles, and such statements fairly reflect the financial condition of the Acquired Fund as of March 31, 2017 and September 30, 2017,

Ex. A-7

in all material respects as of those dates, and there are no known contingent liabilities of the Acquired Fund as of either date required to be disclosed in such statements that are not so disclosed.

(i)                  Since September 30, 2017, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j)                  At the Closing Date, all federal and other Tax Returns, dividend reporting forms and other reports of the Acquired Fund required by law to be filed by such date (giving effect to extensions), shall have been filed and are or will be correct in all material respects, and all federal and other Taxes (whether or not shown due on such returns and reports) shall have been paid, or provision shall have been made for the payment thereof. No such return is currently under audit, no assessment has been asserted with respect to such returns, there are no levies, liens or other encumbrances on the Acquired Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquired Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. No governmental or regulatory body with which the Acquired Fund does not file Tax Returns has claimed in writing that the Acquired Fund is or may be subject to taxation by that governmental or regulatory body, and no governmental or regulatory body with which the Acquired Fund does not file a particular Tax Return has claimed in writing that the Acquired Fund is or may be required to file such Tax Return.  No issue has been raised by any governmental or regulatory body in writing in any prior examination of the Acquired Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period.  The Acquired Fund does not have, nor has the Acquired Fund ever had, a permanent establishment in any country other than the United States. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

Ex. A-8

(k)                The Acquired Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder. The books and records of the Acquired Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Acquired Fund.

(l)                  All issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and the Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

(m)              At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)                The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s Shareholders and the due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)                From the date of this Agreement through the Closing Date, any written information furnished by the Acquired Fund, its officers, directors, agents, or NWM for use in the Combined Prospectus/Proxy Statement to be prepared, filed and distributed in accordance with Form N-14 (as further defined in paragraph 5.8), does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading, and shall otherwise comply in all material respects with federal securities laws and other laws and regulations.

Ex. A-9

(p)                From the date of this Agreement through the effective date of the Registration Statement (as defined in paragraph 5.7), any written information furnished by the Acquired Fund, its officers, directors, agents, or NWM for use in the Registration Statement does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading, and shall otherwise comply in all material respects with federal securities laws and other laws and regulations.

(q)                The Acquired Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation; has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; is a “fund” as defined in Section 851(g)(2) of the Code eligible for treatment under Section 851(g)(1) of the Code; has met (and for the current year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)); has been (and for the current tax year will be) eligible to and has computed (and for the current tax year will will compute) its federal income tax under Section 852 of the Code; has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provision of prior law) did not apply; and, intends to qualify as a RIC under the Code for the period beginning on the first day of its current taxable year and including the Closing Date. Consummation of the transactions contemplated by the Agreement will not cause the Acquired Fund to fail to be qualified as a RIC as of the Closing Date, assuming the accuracy of the opinion from Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) described in paragraph 8.5. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund does not own any “converted property” (as that term is defined in Treasury Regulations Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.  For each taxable year of the Acquired Fund ending on or before the Closing Date, the Acquired Fund has (or will have) distributed substantially all of its investment company taxable income and net capital gain (in each case, as defined in the Code).  PFS is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax). The Acquired Fund has not changed its taxable year end within the most recent 48-month period ended on March 31, 2017, and it does not intend to change its taxable year end prior to the Closing.

(r)                 The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the Acquired Fund’s investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus and Statement of Additional Information, other applicable policies and procedures, exemptive orders and SEC no action letters or other guidance applicable to or

Ex. A-10

relied upon by the Acquired Fund, except as previously disclosed in writing to the Acquiring Fund.

(s)                 The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(t)                  No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by PFS, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

(u)                The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(v)                None of the shares of the Acquiring Fund that are or will be received by any Acquired Fund shareholder-employee in connection with the Reorganization, if any, will be separate consideration for, or allocable to, any employment; and the compensation paid to the Acquired Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s length for similar services.

4.2         REPRESENTATIONS OF THE ACQUIRING FUND. Saratoga Trust and the Acquiring Fund represent and warrant to PFS and the Acquired Fund as follows:

(a)                The Acquiring Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)                The Acquiring Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company under the 1940 Act, and such Delaware statutory trust’s registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)                The current Prospectus and Statement of Additional Information of the Acquiring Fund shall conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)                With respect to the Acquiring Fund, the execution, delivery and performance of this Agreement will not result in a violation of any material provision of the Saratoga Agreement and Declaration of Trust or By-Laws or of any material

Ex. A-11

agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)                Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund has no actual knowledge of facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)                 There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor in order to commence operations of the Acquiring Fund. Immediately before the Closing, the Acquiring Fund shall not own any property other than a de minimis amount of assets to facilitate its organization or to maintain its organization, and will not have any tax attributes (including those specified in Code Section 381(c)).

(g)                All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)                The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and subject to the due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)                  From the date of this Agreement through the Closing Date, any written information furnished by Saratoga Trust, its officers, directors or agents for use in the Combined Prospectus/Proxy Statement as defined in paragraph 5.8, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading, and shall otherwise comply in all material respects with federal securities laws and other laws and regulations.

(j)                  From the date of this Agreement through the effective date of the Registration Statement (as defined in paragraph 5.7), any written information furnished by Saratoga Trust, its officers, directors or agents for use in the Registration Statement,

Ex. A-12

does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading, and shall otherwise comply in all material respects with federal securities laws and other laws and regulations.

(k)                The Acquiring Fund agrees to use commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date and to register the Acquiring Fund’s Shares for sale in all 50 states or such fewer number of states and such territories of the United States as the Acquiring Fund and JAA mutually agree.

(l)                  No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by Saratoga Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Saratoga Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)              Acquiring Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation; Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; assuming that Acquired Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, Acquiring Fund will meet those requirements, and will be eligible to and will compute its federal income tax under Section 852 of the Code, for its taxable year in which the Reorganization occurs; Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for its next taxable year; Acquiring Fund is or will be a “fund” as defined in Section 851(g)(2) of the Code eligible for treatment under Section 851(g)(1) of the Code.

(n)                The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of Saratoga Trust created within the last 12 months, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the assets and assuming the liabilities of the Acquired Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the Acquiring Fund’s investment adviser or its affiliate. On the Closing Date, the Acquiring Fund will have no assets other than nominal capital contributed by the Acquiring Fund’s investment adviser or its affiliate.

Ex. A-13

(o)                The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by the Acquiring Fund’s investment adviser or its affiliates.

(p)                The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(q)                The Acquiring Fund has no plan or intention to issue additional shares of the Acquiring Fund to any person who is not a shareholder of the Acquired Fund as part of the Reorganization, or to redeem or otherwise reacquire any of the Acquiring Fund Shares issued in the Reorganization, except shares issued and redeemed in the ordinary course of the Acquiring Fund’s business as an open end investment company.

(r)                 None of the shares of the Acquiring Fund that are or will be received by any Acquired Fund shareholder-employee in connection with the Reorganization, if any, will be separate consideration for, or allocable to, any employment; and the compensation paid to the Acquired Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s length for similar services.

(s)                 No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(t)                  Saratoga Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1         OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary distributions to shareholders and shareholder redemptions in the case of the Acquired Fund.

5.2         APPROVAL OF SHAREHOLDERS. PFS will call a special meeting of Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3         INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

Ex. A-14

5.4         ADDITIONAL INFORMATION. PFS on behalf of the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares, including, but not limited to: (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Acquired Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications and such information as the Acquiring Fund may reasonably request concerning Acquired Fund shares or Acquired Fund Shareholders in connection with Acquired Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Income Tax Regulations, notices or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund (the “Acquired Fund Shareholder Documentation”), certified by the Acquired Fund’s transfer agent or its President or Vice President to the best of their knowledge and belief, (3) all FIN 48 work papers and supporting statements pertaining to the Acquired Fund (the “FIN 48 Workpapers”) and (4) the tax books and records of the Acquired Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date. The information to be provided under (1) of this sub-section shall be provided as soon as reasonably practicable after the Closing but in any event not later than twenty (20) business days after the Closing and the information to be provided under (2) through (4) of this sub-section shall be provided at or prior to the Closing.

5.5         FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all reasonable action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. Any reporting responsibility of Acquired Fund for the period up to and including the Closing Date (and until such later date on which Acquired Fund is terminated) is and shall remain the responsibility of the PFS, including, without limitation, responsibility for preparing and filing Tax Returns relating to Tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date).

5.6         STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund. On or prior

Ex. A-15

to the Closing Date, the Acquired Fund shall have delivered to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Acquired Fund for the prior three (3) taxable years; (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Acquired Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions; (3) any organizational documents, including without limitation, the declarations of trust and bylaws, together with the board meeting minutes and consent of directors or trustees and shareholders with respect to any wholly-owned subsidiaries of the Acquired Fund; and (4) all other books and records of the Acquired Fund. PFS covenants that by the time of the Closing Date, all of Acquired Fund’s federal and other Tax Returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes; provided, however, if all of the income Tax Returns (e.g., Form 1120-RIC) required to be filed by the Acquired Fund for the fiscal year ended March 31, 2018, have not been filed by the Closing, PFS shall timely file with the relevant taxing authorities all such returns and PFS shall make available to Saratoga Trust such returns at least one week prior to filing such returns.

5.7         PREPARATION OF POST-EFFECTIVE AMENDMENT. Saratoga Trust covenants that it will have prepared and filed a post-effective amendment to the Saratoga Trust registration statement on Form N-1A (“Registration Statement”) for the purpose of creating the Acquiring Fund and registering its shares. The post-effective amendment will be effective on or before the Closing Date.

5.8         PREPARATION OF combined Prospectus/Proxy Statement. The Acquiring Fund covenants that it will prepare and coordinate with the Acquired Fund the filing with the SEC, and deliver to the Acquiring Fund shareholders in connection with the special meeting of shareholders described in paragraph 5.2 hereof, a combined prospectus/proxy statement on Form N-14 (“Combined Prospectus/Proxy Statement”) in compliance in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder. The Acquired Fund covenants that it will provide Saratoga Trust and the Acquiring Fund with information reasonably necessary for the Acquiring Fund to prepare the Combined Prospectus/Proxy Statement in compliance with the 1933 Act, 1934 Act, and 1940 Act and the rules and regulations thereunder. The Acquired Fund agrees to deliver to the Acquired Fund Shareholders the Combined Prospectus/Proxy Statement.

5.9         INDEMNIFICATION.

(a)          The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) and JAA, jointly and severally, agree to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of

Ex. A-16

or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b)          The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) and NWM, jointly and severally, agree to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of legal fees and costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1         All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of such date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by Saratoga Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect.

6.2         The post-effective amendment on Form N-1A filed by Saratoga Trust with the SEC to create the Acquiring Fund has been declared effective by the SEC or otherwise has become automatically effective pursuant to Rule 485 under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

6.3         As of the Closing Date with respect to the Reorganization, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the Rule 12b-l plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Combined Prospectus/Proxy Statement.

Ex. A-17

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1         All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by PFS’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect.

7.2         The Acquired Fund shall have delivered to the Acquiring Fund (i) a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of PFS, (ii) the Acquired Fund Shareholder Documentation, (iii) the AML Documentation, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Acquired Fund, and (v) a statement of earnings and profits as provided in paragraph 5.6.

7.3         As of the Closing Date with respect to the Reorganization, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-l plan of distribution, other fees payable for services provided to the Acquired Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquired Fund from those fee amounts, undertakings and sales load amounts of the Acquired Fund described in the Combined Prospectus/Proxy Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1         This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Massachusetts law and the provisions of the PFS Trust Agreement and By-Laws, as amended. Certified copies of the resolutions, minutes or

Ex. A-18

voting results evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2         On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3         All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4         The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5         The parties shall have received a favorable opinion of Stradley Ronon dated as of the Closing Date and addressed to the Acquiring Fund and Acquired Fund substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware and the Commonwealth of Massachusetts, the terms of the Agreement and the statements in representation letters delivered to Stradley Ronon, for federal income tax purposes:

(a)                The Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(b)                No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.

(c)                No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund pursuant to Section 1032(a) of the Code.

(d)                No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

Ex. A-19

(e)                The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(f)                 The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code.

(g)                No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares pursuant to Section 354(a) of the Code.

(h)                The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(i)                  The holding period of Acquiring Fund Shares received by a shareholder of the Acquired Fund will include the holding period of the Acquired Fund Shares exchanged therefor, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(j)                  The Acquiring Fund will succeed to and take into account as of the date of the transfer, as defined in Section 1.381(b)-1(b) of the Income Tax Regulations, the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

(k)                The consummation of the Reorganization will not terminate the taxable year of the Acquired Fund for federal income tax purposes, aside from any elective change in the taxable year of the Acquiring Fund. The part of the taxable year of the Acquired Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Such opinion shall be based on customary assumptions and such representations as Stradley Ronon may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1         JAA shall bear the expenses of the transactions contemplated by this Agreement, including (a) the preparation and filing of the Combined Prospectus/Proxy Statement and the Registration Statement; (b) expenses related to proxy solicitation, if any, in connection with the Reorganization, including voting, tabulation and printing; (c) legal fees of counsel to the

Ex. A-20

Acquiring Fund and JAA in connection with the Reorganization; (d) any audit-related expenses of the Acquiring Fund related to the Reorganization; and (e) expenses related to the Acquiring Fund’s organization (collectively, the “Transaction Expenses”). JAA shall remain liable for the Transaction Expenses regardless of whether the transactions contemplated by this Agreement occur and this paragraph 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 12.1.

9.2         NWM shall reimburse JAA for 50% of the Transaction Expenses in a manner mutually agreed by NWM and JAA, provided that JAA and not NWM shall be responsible for Transaction Expenses that exceed $37,500.

9.3         NWM shall pay or arrange to have paid any (i) legal, auditing and accounting expenses of the Acquired Fund, and (ii) expenses of the Acquired Fund’s custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, and administrator incurred in connection with the Reorganization as promptly as possible, and in no event more than 10 business days after the Acquired Fund’s Board approves the Reorganization, based on estimates provided by such service providers.

ARTICLE X

COOPERATION AND EXCHANGE OF INFORMATION

PFS and Saratoga Trust will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any Tax Returns, amended Return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes.

ARTICLE XI
ENTIRE AGREEMENT; SURVIVAL

11.1      PFS, on behalf of the Acquired Fund, and Saratoga Trust, on behalf of the Acquiring Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2      The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund and the Acquired Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

Ex. A-21

ARTICLE XII

TERMINATION

12.1      This Agreement may be terminated by the mutual agreement of PFS and Saratoga Trust. In addition, either PFS or Saratoga Trust may, at its option, terminate this Agreement at or prior to the Closing Date due to:

(a)                a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b)                a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)                a determination by either party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

12.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, PFS, Saratoga Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraphs 9.1, 9.2, and 9.3 shall continue to apply.

ARTICLE XIII

AMENDMENTS

13.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of materially changing the provisions to the detriment of the Acquired Fund Shareholders; and provided further, that paragraphs 9.1, 9.2, and 9.3 of this Agreement may not be amended without the mutual consent of the parties to this Agreement.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1      The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Ex. A-22

14.3      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

14.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5      It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of PFS personally, but shall bind only the trust property of the Acquired Fund, as provided in the PFS Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of PFS on behalf of the Acquired Fund and signed by authorized officers of PFS, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the PFS Trust Agreement.

14.6      It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Saratoga Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Saratoga Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Saratoga Trust on behalf of the Acquiring Fund and signed by the authorized officer of Saratoga Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such authorized officer shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund to the extent provided for in the Saratoga Agreement and Declaration of Trust.

14.7      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the address for each party set forth in the first paragraph of this Agreement.

Ex. A-23

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SARATOGA ADVANTAGE TRUST, on behalf of the Acquiring Fund

By: /s/ Bruce E. Ventimiglia

Name: Bruce E. Ventimiglia

Title: President

PFS FUNDS, on behalf of the Acquired Fund

By: /s/ Jeffrey Provence

Name: Jeffrey Provence

Title: Trustee

James Alpha Advisors, LLC, with respect to paragraphs 5.9(a), 9.1 and 9.2 only

By: /s/ James S. Vitalie

Name: James S. Vitalie

Title: Chief Executive Officer

NWM FUND GROUP, LLC, with respect to paragraphs 4.1(c), (d), (o), (p), (r); 5.9(b); 9.2; and 9.3 only

By: /s/ George P. McCuen

Name: George P. McCuen

Title: Principal

Ex. A-24

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

JAMES ALPHA MOMENTUM PORTFOLIO,

a series of

THE SARATOGA ADVANTAGE TRUST

Dated May 9, 2018

Acquisition of Substantially All of the Assets of:

NWM MOMENTUM FUND

(a series of PFS Funds)

By and in exchange for shares of

JAMES ALPHA MOMENTUM PORTFOLIO

(a series of The Saratoga Advantage Trust)

CLASS I SHARES	(Ticker: MOMOX)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets and liabilities of the NWM Momentum Fund (“Target Fund”), by and in exchange for Class I shares of the James Alpha Momentum Portfolio (the “Acquiring Fund”).

This SAI contains information which may be of interest to shareholders but which is not included in the Proxy Statement/Prospectus. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This SAI incorporates by reference the following documents, each of which was filed electronically with the SEC:

1.	Statement of Additional Information of the Target Fund (Securities Act File No. 333-94671; Investment Company Act File No. 811-09781) dated July 28, 2017, as supplemented to date (previously filed on EDGAR, Accession No. 0001413042-17-000180; as amended by the filing on March 26, 2018, Accession No. 0001413042-18-000069).
2.	Annual Report of the Target Fund (Investment Company Act File No. 811-09781) for the fiscal year ended March 31, 2017 (previously filed on EDGAR, Accession No. 0001413042-17-000154). Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.
3.	Semi-Annual Report of the Target Fund (Investment Company Act File No. 811-09781) for the fiscal period ended September 30, 2017 (previously filed on EDGAR, Accession No. 0001413042-17-000278). Only the unaudited financial statements included in the Semi-Annual Report are incorporated herein by reference, and no other parts of the Semi-Annual Report are incorporated herein by reference.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated May 9, 2018 relating to the above-referenced transaction and the Special Meeting of Shareholders of the Target Fund that will be held on June 22, 2018. You can request a copy of the Proxy Statement/Prospectus by calling 1-(800)-807-FUND (3863) or by writing to The Saratoga Advantage Trust, 1616 N. Litchfield Road, Suite 165, Goodyear, Arizona 85395.

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General Information

This SAI and the Proxy Statement/Prospectus are related to the acquisition of all of the assets of the Target Fund by Class I shares of the Acquiring Fund and the assumption by Class I shares of the Acquiring Fund of all of the liabilities of the Target Fund. Such assets and liabilities are proposed to be exchanged for Class I shares of the Acquiring Fund (“Acquiring Fund Shares”) that have an aggregate net asset value (“NAV”) equal to the dollar value of the net assets delivered to the Acquiring Fund by the Target Fund. The Target Fund will distribute to its shareholders the Acquiring Fund Shares it receives. Each shareholder of the Target Fund will receive Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund. The Acquiring Fund Shares issued to the Target Fund’s shareholders will be equal in number to the number of full and fractional shares of the corresponding class of the shares of the Target Fund held by such shareholders on the closing date, and the Target Fund will be completely liquidated (collectively, the “Transaction”). The Acquiring Fund has four classes of shares – Class I shares, Class A shares, Class C shares, and Class S shares. Only Class I shares are offered in this SAI.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the Transaction because the Target Fund will be reorganized into Class I shares of the Acquiring Fund, which is a newly organized shell fund with no assets and liabilities that will commence investment operations upon completion of the Transaction and continue the operations of the Target Fund.

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FUND HISTORY

The Saratoga Advantage Trust (the “Acquiring Trust”) was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a “business trust.” The Acquiring Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Acquiring Fund is managed by James Alpha Advisors, LLC (“James Alpha Advisors”), sub-advised by NWM Fund Group, LLC (“NWM”) and supervised by Saratoga Capital Management LLC (“Saratoga”).

INVESTMENT OF THE ACQUIRING TRUST’S ASSETS AND RELATED RISKS

The Acquiring Fund is a non-diversified fund within the meaning of the 1940 Act and, as such, the Acquiring Fund’s investments are not required to meet certain diversification requirements under the federal securities laws. Compared with "diversified" funds or portfolios, the Acquiring Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Acquiring Fund's assets may be focused in fewer securities than other funds. A decline in the value of those investments would cause the Acquiring Fund's overall value to decline to a greater degree.

The investment objective and policies of the Acquiring Fund are described in the Proxy Statement/Prospectus. A further description of the Acquiring Fund’s investments and investment methods appears below. Principal investments of the Acquiring Fund are described in the Proxy Statement/Prospectus.

The Acquiring Fund invests in a group of exchange-traded funds (“ETFs”) and/or money market funds and generally does not directly invest in the securities or use the investment techniques discussed below. The types of securities and investment techniques discussed below generally are those of the funds in which the Acquiring Fund invests. The Acquiring Fund, however, may from time to time directly invest in one or more of the securities or use the investment techniques discussed below. When used in this section, the term “Acquiring Fund” may include the ETFs in which the Acquiring Fund invests.

Recent Market Events. U.S. and international markets have been experiencing dramatic volatility. As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties. Accordingly, the risks of investing in the following securities in which the Acquiring Fund may invest have increased.

Equity Securities. An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent the Acquiring Fund is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller-sized companies. Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities

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compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Acquiring Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Acquiring Fund’s holdings.

CONVERTIBLE SECURITIES. The Acquiring Fund may invest in fixed-income securities, which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Acquiring Fund at varying price levels above their investment values and/or their conversion values in keeping with the Acquiring Fund’s objective.

WARRANTS. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Acquiring Fund’s entire investment therein).

Other Investment Companies. The Acquiring Fund may invest up to 100% of its net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or ETFs. The Acquiring Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The return on the Acquiring Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Acquiring Fund’s investment in an investment company may require the payment of a premium above the net asset value (“NAV”) of the investment company’s shares, and the market price of the investment company’s assets. The Acquiring Fund will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. The Acquiring Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the U.S. Securities and Exchange Commission (“SEC”) and approved by the Acquiring Trust’s Board of Trustees. Section 12(d)(1) of the 1940 Act precludes the Acquiring Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Acquiring Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Acquiring Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Acquiring Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Acquiring Fund and all affiliated persons of the Acquiring Fund; and (ii) the Acquiring Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 under the 1940 Act provides, however, that the Acquiring Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2 % provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

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If the Acquiring Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Acquiring Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Acquiring Fund, the Acquiring Fund will either seek instruction from the Acquiring Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Acquiring Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Acquiring Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Acquiring Fund bears directly in connection with its own operation, the Acquiring Fund also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

Other rules under the 1940 Act and SEC exemptive orders on which the Acquiring Fund may rely further relax the limits of Section 12(d)(1) of the 1940 Act.

Exchange-Traded Funds. An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs.

The Acquiring Fund may also invest in inverse ETFs, including double inverse (or ultra-short) ETFs. Inverse ETFs seek to negatively correlate to the performance of the particular index that they track by using various forms of derivative transactions, including by short-selling the underlying index. Ultra-short ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). As a result, an investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in ultra-short ETFs and gaining magnified short exposure to a particular index, the Acquiring Fund can commit less assets to the investment in the securities represented on the index than would otherwise be required. ETFs that seek to multiply the negative return on the tracked index are subject to a special form of correlation risk which is the risk that for periods greater than one day, the use of leverage tends to cause the performance of the ETF to be either greater than or less than the index performance times the stated multiple in the ETFs investment objective.

The Acquiring Fund also intends to invest in commodity-based ETF shares which are not registered as an investment company under the 1940 Act. The main purpose of investing in ETFs of non-registered investment companies is to reduce risk and incur significant returns over the fiscal year. Furthermore, in connection with its investment in ETF shares, the Acquiring Fund will incur various costs. The Acquiring Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, the Acquiring Fund is subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, Trustees fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of ETFs and therefore the shares representing a beneficial interest therein.

Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which the Acquiring Fund invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which the Acquiring Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted if

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(i) the listing exchange deems such action appropriate, (ii) the shares are de-listed from the exchange, or (iii) upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally.

ETFs typically incur fees that are separate from those fees incurred directly by the Acquiring Fund. Therefore, as a shareholder in an ETF (as with other investment companies), the Acquiring Fund would bear its ratable share of that entity's expenses. At the same time, the Acquiring Fund would continue to pay its own investment management fees and other expenses. As a result, the Acquiring Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

EXCHANGE-TRADED NOTES. The Acquiring Fund may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Acquiring Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

ZERO-COUPON SECURITIES. The Acquiring Fund may invest in zero-coupon securities, which make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Acquiring Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

BELOW INVESTMENT GRADE DEBT SECURITIES. The Acquiring Fund may invest in debt securities that are rated below “investment grade” by Standard and Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) or, if unrated, are deemed by NWM or James Alpha Advisors to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment

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grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch’s descriptions of their bond ratings are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, NWM or James Alpha Advisors continuously monitors the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of the Acquiring Fund’s investment objective may be more dependent on NWM’s or James Alpha Advisors’ own credit analysis than might be the case for a fund which invests in higher quality bonds. The Acquiring Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from the Acquiring Fund. In addition, the Acquiring Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Acquiring Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Acquiring Fund to obtain accurate market quotations for purposes of valuing the Acquiring Fund’s holdings. The Acquiring Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Acquiring Fund may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. The Acquiring Fund may also incur additional expenses to the extent the Acquiring Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Acquiring Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt

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securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. NWM or James Alpha Advisors will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Acquiring Fund and consider their ability to assume the investment risks involved before making an investment. The Acquiring Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. NWM or James Alpha Advisors will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

Bank Loans. Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Acquiring Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Acquiring Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Acquiring Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Acquiring Fund, a reduction in the value of the loan, and a potential decrease in the Acquiring Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. However, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Department of the Treasury (the “Treasury”) and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the consumer price index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

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CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. The Acquiring Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Acquiring Fund may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Acquiring Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.

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New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Acquiring Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS. CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS. The Acquiring Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments for the Acquiring Fund.

Cash and Cash Equivalents. The Acquiring Fund may hold cash or invest in cash equivalents. Cash equivalents include money market funds, commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies, or bank/corporation sponsored conduits (asset-backed commercial paper)); short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)); or bank notes; savings association and saving bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); securities of the U.S. government, its agencies, or instrumentalities that mature, or may be redeemed, in one year or less, and; corporate bonds and notes that mature, or that may be redeemed, in one year or less.

ILLIQUID OR RESTRICTED SECURITIES. The Acquiring Fund may invest in illiquid or restricted securities in accordance with the investment restrictions described under “Investment Restrictions.” Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Acquiring Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Acquiring Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Acquiring Fund will take appropriate steps to protect liquidity. Such steps may include refraining from purchasing illiquid securities or selling or exchanging a portion of the illiquid securities for more liquid securities.

UNREGISTERED SECURITIES. Notwithstanding the above, the Acquiring Fund may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. NWM or James Alpha Advisors, under the supervision of the Board of Trustees of the Acquiring Trust, acting under guidelines approved and monitored by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Acquiring Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, NWM or James Alpha Advisors may consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, NWM or James Alpha Advisors could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to

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make a market and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Acquiring Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Acquiring Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Acquiring Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Borrowing. The Acquiring Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Acquiring Fund’s NAV and on the Acquiring Fund’s investments. Although the principal of such borrowings will be fixed, the Acquiring Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Acquiring Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Acquiring Fund will have to pay, the Acquiring Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Acquiring Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Acquiring Fund may also borrow funds to meet redemptions or for emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Acquiring Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Acquiring Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Acquiring Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Acquiring Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Acquiring Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the Acquiring Fund.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, the Acquiring Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the Acquiring Fund’s assets taken at value. The Acquiring Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing the Acquiring Fund’s loans of securities will be maintained at all times in a segregated account with the Acquiring Fund’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Acquiring Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Acquiring Trust’s custodian bank (the “Custodian”) arranges for the Acquiring Fund’s securities loans and manages collateral received in connection with these loans. The Acquiring Fund bears the entire risk of loss with respect to reinvested collateral. A portion of the profits generated from lending portfolio securities is paid to the Acquiring Fund’s collateral reinvestment agent. Any costs of lending are not included in the Acquiring Fund’s fee tables contained in the Proxy Statement/Prospectus. The Acquiring Fund is obligated to recall loaned securities so that they may exercise voting rights on loaned securities according to the Acquiring Fund’s proxy voting policies if the Acquiring Fund has knowledge that a vote concerning a material event regarding the securities will occur.

WHEN-ISSUED SECURITIES. The Acquiring Fund may take advantage of offerings of eligible portfolio securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the

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transaction date on terms established on such date. Normally, settlement on U.S. government securities takes place within ten days. The Acquiring Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Acquiring Fund chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Acquiring Fund obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of the Acquiring Fund would be so committed. This type of transaction may give rise to a form of leverage. To mitigate leveraging risk, the Acquiring Fund will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Acquiring Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leveraging may cause the Acquiring Fund to be more volatile than if the Acquiring Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Acquiring Fund’s securities.

HEDGING. The Acquiring Fund may use certain instruments to hedge the Acquiring Fund’s positions (“Hedging Instruments”). To engage in short hedging, the Acquiring Fund may, for example, (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it (“Acquiring Fund securities”) or securities indexes; or (iii) write calls on Acquiring Fund securities or on financial futures or securities indexes. To engage in long hedging, the Acquiring Fund would, for example, (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Acquiring Fund securities or securities indexes.

Additional information about the Hedging Instruments that the Acquiring Fund may use is provided below.

FINANCIAL FUTURES. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, the Acquiring Fund will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the futures commission merchant. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Acquiring Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash may be required to be paid by or released to the Acquiring Fund, and any loss or gain is realized for tax purposes. Although certain financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position or by entering into an offsetting position.

The Acquiring Fund may elect to close out some or all of its futures positions at any time prior to their expiration. The Acquiring Fund might do so to reduce exposure represented by long futures positions or short futures positions. The Acquiring Fund may close out its positions by taking opposite positions, which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Acquiring Fund, and the Acquiring Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Acquiring Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Acquiring Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, negatively correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

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There is also a risk of loss by the Acquiring Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Acquiring Fund has an open position in a futures contract. The assets of the Acquiring Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Acquiring Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Acquiring Fund is also subject to the risk that the FCM could use the Acquiring Fund’s assets, which are held in an omnibus account with assets belonging to the Acquiring Fund’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Acquiring Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Common types of futures contracts include:

Commodity Futures: A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of fund shares may be subject to greater volatility to the extent it invests in commodity futures.

Currency Futures: A currency futures contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to the Acquiring Fund.

Index Futures: A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract. No physical delivery of stocks comprising the index is made.

Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified rate for Eurodollar futures is the London Interbank Offered Rate (“LIBOR”) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

Security Futures: A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.

PUTS AND CALLS. When the Acquiring Fund writes an American call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months), or, if a European call, upon the option expiration date, at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Acquiring Fund forgoes any possible profit from an increase in market price over the exercise price. The Acquiring Fund may, in the case of listed options, purchase calls in “closing purchase transactions” to terminate

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a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Acquiring Fund retains the underlying security and the premium received. With respect to certain listed options, sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for federal tax purposes. If, due to a lack of a market, the Acquiring Fund could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Acquiring Fund’s Custodian, or a securities depository acting for the Custodian, will act as the Acquiring Fund’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”) in connection with listed calls, as to the securities on which the Acquiring Fund has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Acquiring Fund’s entering into a closing purchase transaction.

When the Acquiring Fund purchases an American call option (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for European call options) at a fixed exercise price. The Acquiring Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised or sold. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Acquiring Fund will lose its premium payment and the right to purchase the underlying investment.

With over-the-counter (“OTC”) options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the transaction dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. government securities underlying an option it has written, in accordance with the terms of that option as written the Acquiring Fund could lose the premium paid for the option as well as any anticipated benefit of the transaction. In the event that any OTC option transaction is not subject to a forward price at which the Acquiring Fund has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Acquiring Fund assets used to “cover” the OTC option will be considered “illiquid securities” and will be subject to the Acquiring Fund’s limit on illiquid securities. The “formula” on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Acquiring Fund for writing the option plus the amount, if any, of the option’s intrinsic value, i.e., current market value of the underlying securities minus the option’s strike price.

An American put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for European call options). The investment characteristics of writing a put covered by earmarked liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium paid on a put written by the Acquiring Fund represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Acquiring Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Acquiring Fund (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Acquiring Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Acquiring Fund may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

When writing put options, to secure its obligation to pay for the underlying security, the Acquiring Fund will (1) direct the Custodian to earmark liquid assets with a value equal to at least the exercise price of the option, (2) own an offsetting (“covered”) position in securities or other option, or (3) some combination of earmarking liquid assets and owning an offsetting position. To the extent the Acquiring Fund secures its obligation by earmarking liquid assets, the Acquiring Fund forgoes the opportunity of trading the earmarked assets or writing calls against those assets. As long as the Acquiring Fund’s obligation as a put writer of an American put continues, the Acquiring Fund may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Acquiring Fund to purchase the underlying security at the exercise price. The Acquiring Fund has no control over

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when it may be required to purchase the underlying security for an American put option, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Acquiring Fund of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Acquiring Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

The Acquiring Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Acquiring Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Acquiring Fund. The Acquiring Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When the Acquiring Fund purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is an American put option (or on a certain date if it is a European put option). Buying a put on securities or futures held by it permits the Acquiring Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Acquiring Fund could exercise, or sell the put option at a profit that would offset some or all of its loss on the Acquiring Fund securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Acquiring Fund will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits the Acquiring Fund to protect its Acquiring Fund securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Acquiring Fund.

An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Acquiring Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Acquiring Fund may cause the Acquiring Fund to sell from its Acquiring Fund securities to cover the call, thus increasing its turnover rate in a manner beyond the Acquiring Fund’s control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Acquiring Fund’s control, holding a put might cause the Acquiring Fund to sell the underlying investment for reasons which would not exist in the absence of the put. The Acquiring Fund will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

The Staff of the SEC has taken the position that purchased dealer options (OTC) and the assets used to secure written dealer options are illiquid securities. The Acquiring Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Acquiring Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Acquiring Fund will treat OTC options as subject to the Acquiring Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Acquiring Fund will change its treatment of such instrument accordingly.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by the Acquiring Fund are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which the Acquiring Fund may write or hold may be affected by options written or held by other investment companies and discretionary accounts of NWM or James Alpha Advisors, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

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Due to requirements under the 1940 Act, when the Acquiring Fund sells a cash-settled future, it will segregate on its books, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it. When the Acquiring Fund sells a physically settled future, it will segregate such debt instruments in an amount equal to the notional value of such future, less the margin deposit applicable to it.

Commodities. The Acquiring Fund also will invest in underlying funds that hold a portfolio of commodities. Commodities are physical substances, such as metals, that investors buy or sell on the market, usually through futures contracts. The price of a commodity is subject to supply and demand. Commodity risk refers to the uncertainties of future market values and the size of future income, caused by fluctuation in the price of a commodity. An investment in commodities contends with the following types of risks: price risk, adverse movements in world prices, exchange rates, and the basis between local and world prices; quantity risk; cost risk, input price risk; and political risk, how political conditions can affect supply, demand and the price of commodities.

Certain ETFs and ETNs may not produce qualifying income for purposes of the 90% test (as described below under “Investment Company Taxation”) which must be met for the Acquiring Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If one or more ETFs or ETNs generates more non-qualifying income for purposes of the 90% test, than the Acquiring Fund’s portfolio management expects it could cause the Acquiring Fund to inadvertently fail the 90% test.

COMMODITY EXCHANGE ACT (“CEA”) EXCLUSION. James Alpha Advisors, with respect to the Acquiring Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Acquiring Fund’s operations.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Proxy Statement/Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Acquiring Fund’s securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

When the Acquiring Fund uses Hedging Instruments, to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Acquiring Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

Transactions in Hedging Instruments may also result in certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

Swap Agreements. The Acquiring Fund may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities, interest rates, currencies, commodities or other assets, reference rates or indices without actually purchasing those underlying assets, rates or indices, or to hedge a position. Generally, swap agreements are contracts between the Acquiring Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties

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typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments.

When the Acquiring Fund enters into a cleared swap, the Acquiring Fund must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Acquiring Fund or may be received by the Acquiring Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Acquiring Fund has a loss equal to or greater than the margin amount, then the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Acquiring Fund has a loss of less than the margin amount, then the excess margin is returned to the Acquiring Fund. If the Acquiring Fund has a gain, then the full margin amount and the amount of the gain are paid to the Acquiring Fund.

With cleared swaps, the Acquiring Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Acquiring Fund, which may include the imposition of position limits or additional margin requirements with respect to the Acquiring Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Acquiring Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

Most swap agreements entered into by the Acquiring Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Acquiring Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term. The counterparty may be required to pledge cash or other assets to cover its obligations to the Acquiring Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Acquiring Fund, the amount pledged by the counterparty and available to the Acquiring Fund may not be sufficient to cover all the amounts due to the Acquiring Fund and the Acquiring Fund may sustain a loss.

If a swap is entered into on a net basis and if the other party to a swap agreement defaults, the Acquiring Fund’s risk of loss consists of the net amount of payments that the Acquiring Fund is contractually entitled to receive, if any. The mandated clearing of standardized swaps is intended, in part, to reduce the risk of counterparty defaults.

The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian. The Acquiring Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Acquiring Fund investment restriction concerning senior securities.

Because OTC swap agreements are two-party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid for the Acquiring Fund’s illiquid investment limitations. The Acquiring Fund will not enter into any OTC swap agreement unless the James Alpha Advisors and/or NWM believes that the other party to the transaction is creditworthy. The Acquiring Fund bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Cleared swaps will be entered into through a futures broker, and the Acquiring Fund will similarly not enter into a swap clearing relationship unless James Alpha Advisors and/or NWM believes the futures broker is creditworthy.

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The Acquiring Fund may enter into a swap agreement in circumstances where James Alpha Advisors and/or NWM believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any OTC swap agreement entered into by the Acquiring Fund will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Acquiring Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Acquiring Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Acquiring Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Acquiring Fund on the notional amount.

Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC recently defined as “swaps,” including non-deliverable foreign exchange forwards, OTC foreign exchange options, and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. James Alpha Advisors will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Acquiring Fund’s ability to enter into swap contracts.

Commonly used swap agreements include:

Credit Default Swaps (“CDS”): Typically, an OTC agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are often individually negotiated and structured. The Acquiring Fund may enter into CDS to, for example, create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities. As noted above, certain CDSs are now subject to mandatory clearing under the Dodd-Frank Act and applicable CFTC regulation.

The Acquiring Fund may buy a CDS (buy credit protection). In this type of transaction, the Acquiring Fund makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs with respect to the Reference Obligation, the Acquiring Fund would cease making premium payments and, if physically settled CDS, it would deliver defaulted bonds to the seller. In return, the seller would generally pay the par value of the Reference Obligation to the Acquiring Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Acquiring Fund (buyer) the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Acquiring Fund pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

Alternatively, the Acquiring Fund may sell a CDS (sell credit protection). In this type of transaction, the Acquiring Fund will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs with respect to the Reference Obligation, the buyer would cease to make premium payments to the Acquiring Fund and, if physically settled CDS, deliver the Reference Obligation to the Acquiring Fund. In return, the Acquiring Fund would pay the par value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Acquiring Fund would pay the buyer the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Acquiring Fund receives the premium payments over the life of the contract, and no other exchange occurs.

Credit Default Index (“CDX”): A CDX is a CDS referencing an index of Reference Obligations. Many types of CDX are now subject to mandatory clearing. CDX allows an investor to attempt to manage credit risk or to take a position on a basket of credit entities in a more efficient manner than transacting in single name CDS. If a credit event occurs with respect to one of the Reference Obligations, the protection may be paid out via the delivery of the

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defaulted bond by the buyer of protection in return for payment of the par value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis.

Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount. In other words, Party A agrees to make periodic payments to Party B based on a fixed interest rate and in return Party B agrees to make periodic payments to Party A based on a variable interest rate.

Total Return Swap: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

New Swaps Regulation. The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Risks of Swaps. The Acquiring Fund’s use of swaps is subject to the risks associated with derivative instruments generally. In addition, because uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges, uncleared swap participants may not be as protected as participants on organized exchanges. Performance of an uncleared swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Acquiring Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Acquiring Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. The Acquiring Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Acquiring Fund may be required to break the trade and make an early termination payment to the executing broker.

With respect to cleared swaps, there is also a risk of loss by the Acquiring Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Acquiring Fund has an open position, or the central counterparty in a swap contract. The assets of the Acquiring Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Acquiring Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Acquiring Fund is also subject to the risk that the FCM could use the Acquiring Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

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The use by the Acquiring Fund of derivatives may involve certain risks, including the risk that the counterparty under a derivatives agreement will not live up to its obligations, including because of the counterparty’s bankruptcy or insolvency. Certain agreements may not contemplate delivery of collateral to support fully a counterparty's contractual obligation; therefore, the Acquiring Fund might need to rely on contractual remedies to satisfy the counterparty's full obligation. As with any contractual remedy, there is no guarantee that the Acquiring Fund will be successful in pursuing such remedies, particularly in the event of the counterparty's bankruptcy. The agreement may allow for netting of the counterparty's obligations with respect to a specific transaction, in which case the Acquiring Fund’s obligation or right will be the net amount owed to or by the counterparty. The Acquiring Fund will not enter into a derivative transaction with any counterparty that James Alpha Advisors believes does not have the financial resources to honor its obligations under the transaction. If a counterparty’s creditworthiness declines, the value of the derivative would also likely decline, potentially resulting in losses to the Acquiring Fund.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Acquiring Fund’s interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Acquiring Fund’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Acquiring Fund may invest in securities denominated in foreign currencies, the Acquiring Fund may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions.

The Acquiring Fund may invest in issuers domiciled in “emerging markets,” those countries determined by NWM or James Alpha Advisors to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that NWM or James Alpha Advisors will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as

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developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Acquiring Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

The Acquiring Fund may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent the Acquiring Fund invests in securities in bearer form, such as EDRs, it may be more difficult to recover securities in the event such securities are lost or stolen.

PARTICIPATION NOTES. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, subjecting the Acquiring Fund to counterparty risk. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, the Acquiring Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Acquiring Fund would lose its investment. The risk that the Acquiring Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Acquiring Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in the Acquiring Fund. The ability of the Acquiring Fund to value its securities becomes more difficult and the

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judgment in the application of fair value procedures may play a greater role in the valuation of the Acquiring Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the Acquiring Fund to accurately assign a daily value to such securities.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.

Real Estate Investment Trusts. The Acquiring Fund may invest in the securities of real estate investment trusts (“REITs”). REITs offer investors greater liquidity and diversification than direct ownership of properties. A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages.

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Unlike corporations, REITs do not pay income taxes if they meet certain IRS requirements. Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Like any investment in real estate though, a REIT’s performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations. Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. By investing in REITs indirectly through the Acquiring Fund, a shareholder bears not only a proportionate share of the expenses of the Acquiring Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

EVENT-LINKED BONDS. The Acquiring Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as market-wide or country-specific event. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific amount and time period specified therein, the Acquiring Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the Acquiring Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Acquiring Fund’s investments in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market for these instruments will develop or that if a liquid market is developed, that it will remain liquid under all circumstances.

FOREIGN CURRENCY TRANSACTIONS. When the Acquiring Fund agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Acquiring Fund will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. The Acquiring Fund may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. The Acquiring Fund may also enter into forward currency contracts with respect to the Acquiring Fund’s positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Acquiring Fund will segregate on its books, U.S. government securities or debt securities in a separate account of the Acquiring Fund in an amount equal to the value of the Acquiring Fund’s total assets committed to the consummation of any such contract in such account. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Acquiring Fund of a foreign currency, the Acquiring Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same settlement date, the same amount of foreign currency (referred to as a “closing transaction”). Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract.

The Acquiring Fund may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the

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Acquiring Fund owns or intends to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

The successful use of these transactions will usually depend on NWM’s or James Alpha Advisors’ ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Acquiring Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. Moreover, there may be an imperfect correlation between the Acquiring Fund’s holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Acquiring Fund. This imperfect correlation may cause the Acquiring Fund to sustain losses that will prevent the Acquiring Fund from achieving a complete hedge or expose the Acquiring Fund to risk of foreign exchange loss. In addition, investors should bear in mind that the Acquiring Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Acquiring Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Although the Acquiring Fund values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Acquiring Fund will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Acquiring Fund at one rate, while offering a lesser rate of exchange should the Acquiring Fund desire to resell that currency to the dealer.

The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

ADDITIONAL RISKS. Securities in which the Acquiring Fund may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

RATINGS OF CORPORATE OBLIGATIONS. Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate securities. A description of the range of ratings assigned to corporate securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The Acquiring Fund may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by the Acquiring Fund an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Acquiring Fund. If a security is given different ratings by different nationally recognized statistical rating organizations, James Alpha Advisors or NWM considers the security’s rating to be the highest rating of the ratings.

REPURCHASE AGREEMENTS. The Acquiring Fund may invest without limit in repurchase agreements. A repurchase agreement is effectively a loan whereby an instrument under which the investor (such as the Acquiring Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The Acquiring Fund will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Acquiring Fund’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or

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evidence of book-entry transfer to the account of the Acquiring Fund’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Acquiring Fund for a duration of more than seven days if, as a result, more than 15% of the NAV of the Acquiring Fund would be invested in such agreements or other securities, which are illiquid.

The Acquiring Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the Acquiring Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Acquiring Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by NWM or James Alpha Advisors or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Acquiring Trust and only when the economic benefit to the Acquiring Fund is believed to justify the attendant risks. The Acquiring Fund has adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Acquiring Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Acquiring Fund may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that an investor (such as the Acquiring Fund) will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Acquiring Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Acquiring Fund that it is obligated to repurchase. The Acquiring Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The Acquiring Fund will segregate assets in an amount at least equal to the repurchase price of the securities when engaging in all reverse repurchase transactions.

SHORT SALES. A short sale is a transaction in which the Acquiring Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Acquiring Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Acquiring Fund is required to make a margin deposit in connection with such short sales; the Acquiring Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund covers its short position, the Acquiring Fund will incur a loss; conversely, if the price declines, the Acquiring Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Acquiring Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Acquiring Fund does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Acquiring Fund’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Acquiring Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

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LARGE SHAREHOLDER REDEMPTIONS. Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Acquiring Fund’s shares. Redemptions by large account holders of their shares in the Acquiring Fund may impact the Acquiring Fund’s liquidity and NAV. These redemptions may also force the Acquiring Fund to sell securities at a time when James Alpha Advisors would otherwise not choose to sell, which may negatively impact the Acquiring Fund’s performance, as well as increase the Acquiring Fund’s trading costs and its taxable distributions to shareholders.

Special Risks Related to Cyber Security. The Acquiring Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Acquiring Fund and its service providers use to service the Acquiring Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Acquiring Fund and its service providers. Cyber attacks against or security breakdowns of the Acquiring Fund or its service providers may adversely impact the Acquiring Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Acquiring Fund shareholders to transact business and the Acquiring Fund to process transactions; inability to calculate the Acquiring Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Acquiring Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Acquiring Fund invests, which may cause the Acquiring Fund’s investment in such issuers to lose value. There can be no assurance that the Acquiring Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

PORTFOLIO TURNOVER. Information regarding the portfolio turnover rate for the Acquiring Fund, when available, will be available in the Financial Highlights section of the Acquiring Fund’s Prospectus.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Proxy Statement/Prospectus. For purposes of the following restrictions and those contained in the Proxy Statement/Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) except for the limitation applicable to borrowing money, any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Acquiring Fund. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Acquiring Fund’s investment policies and limitations.

The Acquiring Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Acquiring Fund. As used in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of the Acquiring Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Acquiring Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Acquiring Fund.

The investment objective of the Acquiring Fund may be changed by the Board of Trustees without shareholder approval. All investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Acquiring Fund may not:

1.	Invest 25% or more of its net assets in a particular industry or group of industries (other than investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto);
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2.	Borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings; (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Acquiring Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Acquiring Fund from entering into reverse repurchase transactions, provided that the Acquiring Fund has an asset coverage of 300% for all borrowings and repurchase commitments pursuant to reverse repurchase transactions;

3.	Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

4.	Purchase or sell real estate, except that the Acquiring Fund may invest in REITs, mortgage-related securities and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein;

5.	Underwrite securities of other companies, except to the extent that the Acquiring Fund may be deemed to be an underwriter under the 1933 Act in disposing of a security;

6.	Issue senior securities, except that this restriction shall not prohibit the Acquiring Fund from engaging in transactions that may be deemed to involve the issuance or sale of a senior security provided that the Acquiring Fund’s engagement in such activities is consistent with or permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Acquiring Fund; and

7.	Make loans of money, except for the lending of its portfolio securities, purchases of non-publicly offered debt securities consistent with the investment policies of the Acquiring Fund, and entering into repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

The Acquiring Fund may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or NWM (or James Alpha Advisors), acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity and that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Acquiring Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by the Acquiring Fund in these securities.

Investment limitations and restrictions described above apply at the time of investment, except for the restriction applicable to borrowings, which is ongoing.

NON-FUNDAMENTAL POLICIES

The following policies may be changed by the Board of Trustees without shareholder approval.

The Acquiring Fund will not invest more than 15% of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose.

In addition, the Acquiring Fund cannot purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases and sales or redemptions of Acquiring Fund securities or to collateral

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arrangements in connection with transactions in futures and options, short sales and other permitted investment techniques).

The Acquiring Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Acquiring Fund except as may be necessary in connection with borrowings described in investment restriction (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

The Acquiring Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

PORTFOLIO HOLDINGS DISCLOSURE

The Acquiring Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Acquiring Trust may disclose information concerning Acquiring Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Acquiring Trust’s and James Alpha Advisor’s fiduciary duties to Trust shareholders. James Alpha Advisors may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Acquiring Trust. Consideration includes any agreement to maintain assets in the Acquiring Trust or in other investment companies or accounts managed by James Alpha Advisors or by any of its affiliates. Material non-public information concerning portfolio holdings may be divulged to third parties only when the Acquiring Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement. Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information. Persons who owe a duty of trust or confidence to the Acquiring Trust or James Alpha Advisors (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

Statutory Portfolio Holdings Disclosure. As required by Section 30 of the 1940 Act, the Acquiring Trust discloses the Acquiring Fund’s portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the Acquiring Trust’s fiscal year and semi-annual period.

Shareholders may call 1-800-807-FUND to obtain the Acquiring Fund’s portfolio holdings within two months of the Acquiring Trust’s first and third fiscal quarter endings, as filed with the SEC on Form N-Q.

Selective Portfolio Holdings Disclosure. The Acquiring Fund does not selectively disclose its portfolio holdings to any person, other than to rating agencies and newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. The Acquiring Fund may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Voluntary Portfolio Holdings Disclosure. Approximately one to three weeks after the end of each calendar quarter, Saratoga posts on the Acquiring Trust’s website a profile of the Acquiring Fund, which typically includes the Acquiring Fund’s top holdings.

The Acquiring Fund will make available by telephone (1-800-807-FUND), no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings.

The Acquiring Trust’s Administrator shall monitor the use of portfolio holdings disclosure and shall review initial registration statements, and post-effective amendments to ensure that the disclosure referenced above is included and continues to be accurate.

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PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE ACQUIRING FUND

As of the date of this SAI, the Acquiring Fund had not yet commenced operations and has no shareholders. Persons who own, either directly or through one or more controlled companies, 25% or more of the voting securities of the Acquiring Fund are deemed to be control persons (“Control Persons”).

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Acquiring Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce E. Ventimiglia, Stephen Ventimiglia, Jonathan W. Ventimiglia and James S. Vitalie are “interested persons” of the Acquiring Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and/or directors of James Alpha Advisors.

Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEES:
Bruce E. Ventimiglia, 62 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	President, CEO, and Chairman of the Board of Trustees**	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	30	None
INDEPENDENT TRUSTEES:
Patrick H. McCollough, 75 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Retired	30	Trustee, Board of Harbor Beach Community Hospital (2011-Present)
Udo Koopmann, 76 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	30	None
Floyd E. Seal, 68 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired. Director of Operations, Pet Goods Manufacturing LLC (January 2013 – 2017)	30	None
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Stephen H. Hamrick, 66 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011-Present) (broker-dealer)	30	None
OFFICERS:
Stephen Ventimiglia, 62 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	30	None
Jonathan W. Ventimiglia, 35 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary ***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC (July 2009 – Present)	30	None
James S. Vitalie, 58 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	Chief Executive Officer of James Alpha Advisors, LLC (September 2015 – Present); President of James Alpha Holdings, LLC (2017-Present); President of James Alpha Management, LLC (March 2008 – 2017); Executive Vice President of FDX Capital LLC (June 2012-Present)	30	Board Member, The Joshua School (January 2016 – Present)
Michael J. Wagner, 67 c/o Northern Lights Compliance Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (2006-Present)	30	None

* Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified. Officers of the Acquiring Trust are elected annually.

** Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

*** Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee as of December 31, 2017 is shown in the table below.

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Name of Trustee	Dollar Range of Equity Securities in the Acquiring Fund	Dollar Range of Equity Securities in the Acquiring Trust
Bruce E. Ventimiglia	None	Over $100,000
Patrick H. McCollough	None	Over $100,000
Udo W. Koopmann	None	$10,001 - $50,000
Floyd E. Seal	None	$1 - $10,000
Stephen H. Hamrick	None	Over $100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Acquiring Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, sub-adviser or principal underwriter of the Acquiring Trust.

Board Leadership Structure, Risk Oversight and Trustee Qualifications

The Board of the Acquiring Trust consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Acquiring Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Acquiring Trust, including general supervision of the duties performed by Saratoga and other service providers to the Acquiring Trust. Saratoga is responsible for overseeing the day-to-day business affairs of the Acquiring Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee possesses the requisite skills and attributes to carry out his oversight responsibilities with respect to the Acquiring Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with James Alpha Advisors, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a Board member of the Acquiring Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Ventimiglia, his status as not being an “interested person” (as defined in the 1940 Act) of the Acquiring Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Bruce Ventimiglia

Mr. Ventimiglia has business and financial experience through his service as the Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and as a Trustee of the Acquiring Trust since September 1994. Mr. Ventimiglia was previously a Senior Vice President and the National Director of Financial Services for Prudential Securities Incorporated and was a member of that firm’s Operating Council. In addition, he was previously Co-Chair of the Business and Labor Coalition of New York.

Patrick McCollough

Mr. McCollough has business and financial experience through his former consulting relationship to a law and government relations firm, his former service as a partner in a law firm, and as a Trustee of the Acquiring Trust since September 1994. Mr. McCollough also served as a Michigan State Senator, where he was Chairman of the Finance Committee.

Floyd Seal

Mr. Seal has business, financial and accounting experience through his former service as the Director of Operations of Pet Goods Manufacturing, LLC, through his previous service as the Chief Executive Officer and owner of

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Tarahill Inc., d.b.a. Pet Goods Manufacturing & Imports, as a Certified Public Accountant and as a Trustee of the Acquiring Trust since April 1997.

Udo Koopmann

Mr. Koopmann has business and financial experience through his previous service as Chief Financial and Administrative Executive of the North American subsidiary of Klockner & Company AG, a multinational German company and as a Trustee of the Acquiring Trust since April 1997.

Stephen Hamrick

Mr. Hamrick has business and financial experience through his service as President and Chief Executive Officer of Terra Capital Markets, LLC, a broker-dealer, and through his former service as President of Lightstone Value Plus REIT (a real estate investment trust) and Lightstone Securities LLC (a broker-dealer), and his former service as a Managing Director of W.P. Carey & Co., a real estate investments and management firm, Chairman and President of Carey Financial Corp., a broker-dealer, and as a Trustee of the Acquiring Trust since January 2003.

The Trustees of the Acquiring Trust, their addresses, positions with the Acquiring Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Acquiring Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above.

The Board of the Acquiring Trust met six times during the fiscal year ended August 31, 2017.

The Board has an Audit Committee consisting of three Trustees who are Independent Trustees. Messrs. Seal, Koopmann and McCollough are members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Acquiring Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Acquiring Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Acquiring Trust’s compliance with legal and regulatory requirements that relate to the Acquiring Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Acquiring Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Acquiring Trust’s independent registered public accounting firm; and (v) act as a liaison between the Acquiring Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2017. Mr. Ventimiglia serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities. In selecting Mr. Ventimiglia to serve as Chairman of the Board of the Acquiring Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders. The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Acquiring Trust and that the Board’s leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the management of the Acquiring Trust.

The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight. The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Acquiring Trust and are advised by independent legal counsel. As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

As an integral part of its responsibility for oversight of the Acquiring Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Acquiring Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Acquiring Trust. The Board recognizes that not all risks that may affect the Acquiring Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Acquiring Trust’s goals, and that the processes, procedures and controls employed to address certain

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risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Acquiring Trust faces a number of risks, such as investment-related and compliance risks. Personnel of James Alpha Advisors seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Acquiring Trust. Under the overall supervision of the Board, James Alpha Advisors employs a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Acquiring Trust’s Chief Compliance Officer, as well as various personnel of James Alpha Advisors and other service providers such as the Acquiring Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto.

Compensation

As of December 31, 2017, each Independent Trustee received fees for attendance, in-person or by telephone, at regular or special Board and Audit Committee and other committee meetings and at non-regular limited purpose Board meetings, based on the aggregate value of the series of the Acquiring Trust’s assets on the last day of the reporting month for each meeting according to the following schedule:

Aggregate Value of the Series of the Acquiring Trust’s Assets	Trustee Fee Per Board Meeting Day	Trustee Fee Per Audit Committee Meeting and Other Committee Meeting Day	Trustee Fee Per Non-Regular Limited Purpose Board Meeting
Below $200 million	$2,500	$500	$500
$200 million to $249,999,999	$3,000	$600	$500
$250 million to $299,999,999	$3,500	$700	$500
$300 million to $349,999,999	$4,000	$800	$500
$350 million to $399,999,999	$4,500	$900	$500
$400 million and above	$5,000	$1,000	$500

Such compensation is paid by the Acquiring Fund in proportion to the Acquiring Fund’s assets relative to the aggregate of all of the series of the Acquiring Trust’s assets, with the exception of the U.S. Government Money Market Portfolio for which the Trustees have agreed to waive their fees.

The following table sets forth the aggregate compensation paid by the Acquiring Trust to each of the Trustees for the fiscal year ended August 31, 2017.

Trustee	Aggregate Compensation from Acquiring Trust	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Acquiring Trust and Fund Complex Paid to Trustee
Bruce E. Ventimiglia	None	N/A	N/A	None
Patrick H. McCollough	$29,988.87	N/A	N/A	$29,988.87
Udo W. Koopmann	$28,988.87	N/A	N/A	$28,988.87
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Floyd E. Seal	$29,488.87	N/A	N/A	$29,488.87
Stephen H. Hamrick	$25,559.81	N/A	N/A	$25,559.81

General Information about the Board. The Board is responsible for protecting the interests of the Acquiring Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Acquiring Trust’s activities, review its performance and review the actions of James Alpha Advisors, which is responsible for the Acquiring Fund’s day-to-day operations. Four regular meetings and two special meetings were held during the fiscal year ended August 31, 2017.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Acquiring Fund’s financial operations.

As of April 30, 2018, the Trustees and Officers of the Acquiring Trust as a group owned less than 1% of the outstanding shares of the Acquiring Fund.

MANAGEMENT AND OTHER SERVICES

The Acquiring Trust, on behalf of the Acquiring Fund, has entered into an investment management agreement with James Alpha Advisors (the “James Alpha Agreement”). Under the James Alpha Agreement, subject to the general supervision of the Board of Trustees, James Alpha Advisors is responsible for managing the Acquiring Fund in accordance with its investment objective and policies. James Alpha Advisors has discretion to invest and reinvest the Acquiring Fund’s assets in securities and other instruments. The James Alpha Agreement was approved by the Board of Trustees on February 2, 2018 for an initial period of two years from commencement of operations. The James Alpha Agreement will continue in effect from year-to-year thereafter if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Acquiring Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the James Alpha Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the James Alpha Agreement. The James Alpha Agreement is terminable without penalty by the Acquiring Trust on behalf of the Acquiring Fund immediately upon written notice when authorized either by a majority vote of the Acquiring Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by James Alpha Advisors upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The James Alpha Agreement provides that James Alpha Advisors, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Acquiring Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

James Alpha Advisors has entered into an investment advisory agreement (the “Sub-Advisory Agreement”) with NWM. Under the Sub-Advisory Agreement, subject to the general supervision of the Board of Trustees and James Alpha Advisors, NWM is delegated the responsibility for managing the Acquiring Fund in accordance with its investment objective and policies. Under this delegated authority, NWM has discretion to invest and reinvest the Acquiring Fund’s assets in securities and other instruments.

The Sub-Advisory Agreement was approved by the Board of Trustees on April 10, 2018 for an initial period of two years. The Sub-Advisory Agreement will continue in effect from year-to-year thereafter if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Acquiring Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement. The Sub-Advisory Agreement is terminable without penalty by the Acquiring

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Trust on behalf of the Acquiring Fund immediately upon written notice when authorized either by a majority vote of the Acquiring Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by NWM upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Sub-Advisory Agreement provides that NWM, under such Agreement, shall not be liable for any investment loss suffered by the Acquiring Fund in connection with matters to which the Sub-Advisory Agreement relates, except in the case of NWM’s negligence, actual misconduct or violation of any applicable statute; provided, however, that this limitation shall not act to relieve NWM from any responsibility, obligation or duty which NWM may have under any federal or state securities acts or other applicable statutes. James Alpha Advisors has also entered in a Marketing and Distribution Support Agreement with NWM pursuant to which NWM has agreed to pay a portion of certain marketing and distribution expenses incurred by James Alpha Advisors or its affiliates in promoting the Acquiring Fund. This Agreement will have the effect of varying the amount payable by James Alpha Advisors to NWM.

The SEC has granted exemptive relief that permits James Alpha Advisors, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with affiliated or unaffiliated sub-advisers on behalf of the Acquiring Fund without shareholder approval. Under a manager of managers structure, James Alpha Advisors would have ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s sub-advisers and recommending to the Board of Trustees their hiring, termination or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Acquiring Fund will receive notification of the change. A manager of managers structure enables the Acquiring Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Acquiring Fund to be increased or change James Alpha Advisors’ obligations under the investment advisory agreement, including James Alpha Advisors’ responsibility to monitor and oversee sub-advisory services furnished to the Acquiring Fund, without shareholder approval.

In consideration of the services provided by James Alpha Advisors pursuant to the James Alpha Agreement, James Alpha Advisors is entitled to receive from the Acquiring Fund an investment advisory fee of 0.99% per annum of the Acquiring Fund’s average daily net assets up to $200 million and 0.90% of the Acquiring Fund’s average daily net assets in excess of $200 million.

James Alpha Advisors may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement James Alpha Advisors may have to waive fees and/or reimburse the Acquiring Fund’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between James Alpha Advisors and the Acquiring Fund, James Alpha Advisors has agreed to waive its fees and/or absorb expenses of the Acquiring Fund to ensure that Total Annual Acquiring Fund Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Acquiring Fund do not exceed 1.39% of the Acquiring Fund’s average net assets for Class I shares through December 31, 2021. The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Board of Trustees. James Alpha Advisors is permitted to seek reimbursement from the Acquiring Fund, subject to limitations, for fees it waived and Acquiring Fund expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Acquiring Fund’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

As of the date of this SAI, the Acquiring Fund had not yet commenced operations.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table lists the number and types of accounts managed by each portfolio manager for the Acquiring Fund and assets under management in those accounts as of August 31, 2017.

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Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Timothy L. Ayles NWM Fund Group, LLC	0	$0	0	$0	469	$144.8	$144.8
George P. McCuen NWM Fund Group, LLC	0	$0	0	$0	469	$144.8	$144.8
Akos Beleznay James Alpha Advisors, LLC	5	$2.0	0	$0	0	$0	$2.0
Kevin R. Greene James Alpha Advisors, LLC	7	$489.9	3	$24.7	1	$4.1	$518.7
Michael J. Montague James Alpha Advisors, LLC	7	$489.9	3	$24.7	1	$4.1	$518.7
James S. Vitalie James Alpha Advisors, LLC	7	$489.9	3	$24.7	1	$4.1	$518.7

* In addition to the accounts included herein, portfolio managers may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Acquiring Fund.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, James Alpha Advisors or NWM may receive fees from certain accounts that are higher than the fee it receives from the Acquiring Fund, or it may receive a performance-based fee on certain accounts. The descriptions of the procedures to address conflicts of interest, if any, have been provided by James Alpha Advisors or NWM for their respective portfolio managers.

James Alpha Advisors, LLC

An affiliate of James Alpha Advisors, James Alpha Management, LLC (“JAM”), is the general partner to privately offered funds that may charge higher fees, including an incentive fee, than the fees charged by the Acquiring Fund.  To the extent the personnel involved in making investment decisions for James Alpha Advisors are also involved in making investment decisions for JAM (i.e., such selection has not been delegated to a sub-adviser), such personnel may therefore have an incentive to favor such private funds over the Acquiring Fund. James Alpha Advisors has adopted policies and procedures for fair and consistent allocation of investment opportunities among all of its client accounts that takes into account each account’s investment strategy, cash availability, availability of investments and other factors.  James Alpha Advisors periodically compares holdings and performance of the various accounts that it manages to identify significant performance disparities among similar accounts that could be indicative of favorable treatment.  James Alpha Advisors educates its employees regarding the responsibilities of a fiduciary, including the equitable treatment of all clients, regardless of the fee arrangement.

James Alpha Advisors is guided by its fiduciary obligations, including its duty to act fairly and in the best interest of its clients, in making all decisions regarding the Acquiring Fund.

NWM Fund Group, LLC

Mr. Ayles and Mr. McCuen manage separate accounts that may be similar to that of the Acquiring Fund. Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Acquiring Fund and other accounts. The management of the Acquiring Fund and other accounts may result in unequal time and attention

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being devoted to the Acquiring Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Acquiring Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Acquiring Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Acquiring Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

Compensation

James Alpha Advisors

Messrs. Greene, Vitalie and Montague, as owners of James Alpha Advisors, are compensated solely through equity participation in the net income of James Alpha Advisors.  This includes participation in a discretionary profit sharing plan that benefits all employees.  Mr. Beleznay receives compensation for his services in the form of a base salary, a discretionary bonus, and a share on the net revenue generated by the products managed by Mr. Beleznay.

NWM Fund Group, LLC

Mr. Ayles and Mr. McCuen compensation is largely based on the profits realized by NWM for managing the Acquiring Fund (none of NWM’s portfolio managers are paid a base salary). NWM’s portfolio managers participate directly in the profits and losses of NWM, including the advisory fees paid by the Acquiring Fund. There are no bonuses, deferred compensation or retirement plans associated with the portfolio managers’ service to the Acquiring Fund.

Because the Acquiring Fund is new, as of the date of this SAI, the portfolio managers did not beneficially own any shares of the Acquiring Fund.

CODE OF ETHICS. The Acquiring Trust, Saratoga, James Alpha Advisors, NWM and Northern Lights Distributors, LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Acquiring Fund. These codes are designed to protect the interests of the Acquiring Fund’s shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Acquiring Fund so long as such investments are made pursuant to the code’s requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Acquiring Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Acquiring Fund to James Alpha Advisors and NWM, which will vote such proxies in accordance with their proxy policies and procedures. In some instances, James Alpha Advisors or NWM may be asked to cast a proxy vote that presents a conflict between the interests of the Acquiring Fund’s shareholders, and those of James Alpha Advisors or NWM or their affiliates. In such a case, the Acquiring Trust’s policy requires that James Alpha Advisors or NWM abstain from making a voting decision and to forward all necessary proxy voting materials to the Acquiring Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Acquiring Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Acquiring Fund’s vote will be cast. James Alpha Advisors’ and NWM’s proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. Once the Acquiring Fund commences operations, the actual voting records relating to Acquiring Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-807 3863 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Acquiring Fund’s proxy voting policies and procedures are also available by calling 1-800-807-3863 and will be sent within three business days of receipt of a request.

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SUPERVISION SERVICES

Saratoga services the Acquiring Fund in a supervision capacity with responsibility to monitor the performance of the Acquiring Fund’s outside service providers (other than sub-advisers, if any, which are monitored by James Alpha Advisors), assist in the review of the financial statements and other regulatory filings of the Acquiring Fund and assist in the review of materials for board meetings related to the Acquiring Fund. Saratoga is also responsible for providing the Acquiring Trust with persons satisfactory to serve as officers and employees of the Acquiring Trust and for paying the salaries of such persons who are also directors, officers or employees of Saratoga.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Acquiring Trust has entered into separate servicing agreements with Gemini Fund Services, LLC (“Gemini”), whereby Gemini provides administration, fund accounting and transfer agent services (the “Gemini Services”) to the Acquiring Fund. For providing such services, the Acquiring Trust and Gemini have entered into a universal fee agreement whereby Gemini receives from the Acquiring Fund: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

In addition, Gemini Fund Services, LLC, acts as the Acquiring Trust’s Custody Administrator. The fees paid to Gemini Fund Services, LLC as Custody Administrator are paid out of the fees paid to The Bank of New York Mellon, the Acquiring Trust’s Custodian.

Administrative Services Payments. Shares of the Acquiring Fund may be owned or held by financial intermediaries for the benefit of their customers. In those cases, the Acquiring Fund often does not maintain an account for the shareholder. Thus, some or all of the services provided to these accounts are performed by the financial intermediaries and not the Acquiring Fund. In these situations, the Acquiring Fund may make payments to financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.15% of average annual assets of such share classes.

POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional series of the Acquiring Trust are created by the Board of Trustees, shares of each such series will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act (the “Rule”), any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each series of the Acquiring Trust. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

PORTFOLIO TRANSACTIONS. NWM is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The Acquiring Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. NWM or James Alpha Advisors seeks to obtain prompt execution of orders at the most favorable net price. If NWM or James Alpha Advisors believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Acquiring Fund, NWM or James Alpha Advisors. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by NWM or James Alpha Advisors from brokers and dealers may be utilized by them and any of

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their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Acquiring Fund directly. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, NWM or James Alpha Advisors may pay a higher commission than other brokers would charge if NWM or James Alpha Advisors determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to one or more of the series of the Acquiring Trust and/or other accounts of NWM or James Alpha Advisors or their affiliates; information received in connection with directed orders of other accounts managed by NWM or James Alpha Advisors or their affiliates may or may not be useful to one or more of the series of the Acquiring Trust. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of NWM or James Alpha Advisors, to make available additional views for consideration and comparison, and to enable NWM or James Alpha Advisors to obtain market information for the valuation of securities held in the Acquiring Fund’s assets. NWM and James Alpha Advisors are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

NWM and James Alpha Advisors currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of NWM and James Alpha Advisors to cause purchase or sale transactions to be allocated among the Acquiring Fund and others whose assets it manages in such manner as it deems equitable.

Subject to the above considerations, an affiliated broker may act as a securities broker or FCM for the Acquiring Trust. In order for an affiliate of NWM, James Alpha Advisors or Saratoga to effect any Acquiring Fund transactions for the Acquiring Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each class of shares of the Acquiring Fund is determined each day the New York Stock Exchange (the “Exchange”) is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of the Acquiring Fund’s net assets by the number of its shares outstanding.

The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the mean between the current bid and ask prices at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Acquiring Trust’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

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The Acquiring Trust’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of the Acquiring Fund’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board’s procedures. Short-term (having a maturity of 60 days or less) debt securities may be valued at amortized cost.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When the Acquiring Fund writes a call, an amount equal to the premium received is included in the Acquiring Fund’s Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by the Acquiring Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by the Acquiring Fund expires on its stipulated expiration date or if the Acquiring Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by the Acquiring Fund is exercised by it, the amount the Acquiring Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Acquiring Fund.

CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Acquiring Trust, the Acquiring Fund and shareholders of the Acquiring Fund, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in the Acquiring Fund or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Acquiring Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This section is based on the Code, and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Acquiring Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The Acquiring Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of the Acquiring Fund will affect the amount and timing and character of the distributions made by the Acquiring Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

INVESTMENT COMPANY TAXATION. The Acquiring Fund intends to elect and qualify, as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. In order for the Acquiring Fund to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, the Acquiring Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. If the Acquiring Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Acquiring Fund’s income and performance. Subject to savings provisions for certain failures to qualify for taxation as a regulated investment company which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Acquiring Fund will not qualify as a regulated investment company in any given tax

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year. Even if such savings provisions apply, the Acquiring Fund may be subject to a monetary sanction of $50,000 or more.

In order to qualify for treatment as a regulated investment company, the Acquiring Fund must satisfy the following requirements:

  Distribution Requirement — the Acquiring Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Acquiring Fund after the close of its taxable year that are treated as made during such taxable year).
  Income Requirement — the Acquiring Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
  Asset Diversification Test — the Acquiring Fund must satisfy the following asset diversification test at the close of each quarter of the Acquiring Fund’s tax year: (1) at least 50% of the value of the Acquiring Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Acquiring Fund has not invested more than 5% of the value of the Acquiring Fund’s total assets in securities of an issuer and as to which the Acquiring Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Acquiring Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Acquiring Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

The Acquiring Fund generally intends to distribute sufficient income and gains so that the Acquiring Fund will not pay corporate income tax on its earnings. The Acquiring Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If the Acquiring Fund retains all or part of any net long-term capital gains in any year for reinvestment, the Acquiring Fund will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate.

Gains or losses on sales of securities by the Acquiring Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

The Acquiring Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Acquiring Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Acquiring Fund distributions for any calendar year (see, “Taxation of Dividends and Distributions” below). A "qualified late year loss" includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year, and

(ii)	the sum of (1) the excess, if any, of specified losses incurred after October 31 of the current taxable year, over specified gains incurred after October 31 of the current taxable year, and (2) the excess, if any, of other ordinary losses incurred after December 31 of the current taxable year, over, other ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency

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losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

As the Acquiring Fund is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Acquiring Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Acquiring Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) dividends paid by a fund of funds from interest earned by an underlying fund on U.S. Government obligations is unlikely to be exempt from state and local income tax. However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund for purposes of the reduced rate of taxation on qualified dividend income and the dividends received deduction (see, “Taxation of Dividends and Distributions” below). A qualified fund of funds, i.e. a portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders foreign tax credits.

Investment income received by the Acquiring Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Acquiring Fund. The United States has entered into tax treaties with many foreign countries which entitle the Acquiring Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Acquiring Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Acquiring Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Acquiring Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Acquiring Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Acquiring Fund’s assets to be invested in various countries is not known. If more than 50% of the Acquiring Fund’s assets are invested in foreign securities at the end of any fiscal year, the Acquiring Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Acquiring Fund (subject to various limitations). In such a case, the shareholders would need to include the amount of such foreign taxes as additional income and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Acquiring Fund. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Certain ordinary income dividends received by an individual shareholder and reported by the Acquiring Fund as derived from qualified dividend income may be taxed at the same rates as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) realized by the Acquiring Fund will be distributed annually as described in the Prospectus. Such distributions (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Acquiring Fund and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be reported by the Acquiring Fund to shareholders as paid from capital gain dividends in a

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written statement mailed by the Acquiring Fund to shareholders. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a longterm capital loss to the extent of the capital gain dividend. Net short-term capital gains (the excess of net short-term capital gains over net longterm capital losses) will be distributed annually as ordinary income. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Distributions by the Acquiring Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Return of capital distributions can occur for a number of reasons including, among others, the Acquiring Fund over-estimates the income to be received from certain investments.

For investors that hold their Acquiring Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Acquiring Fund’s after-tax performance.

The capital losses of the Acquiring Fund, if any, do not flow through to shareholders. Rather, the Acquiring Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Acquiring Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Acquiring Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Acquiring Fund's next taxable year, and the excess (if any) of the Acquiring Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Acquiring Fund's next taxable year. Any such net capital losses of the Acquiring Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Acquiring Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Acquiring Fund beginning on or before December 22, 2010, the Acquiring Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Acquiring Fund. An ownership change generally results when shareholders owning 5% or more of the Acquiring Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate thereby reducing the Acquiring Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Acquiring Fund’s shareholders could result from an ownership change. The Acquiring Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Acquiring Fund’s control, there can be no assurance that the Acquiring Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Acquiring Fund engages in a tax-free reorganization with another portfolio, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Acquiring Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other portfolio, or vice versa, thereby reducing the tax benefits Acquiring Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Acquiring Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions and holding period and debt financing requirements, a domestic corporate shareholder may be eligible for a dividends received deduction to the extent that the Acquiring Fund earns and distributes

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qualifying dividends from its investments. Distributions of net capital gains by the Acquiring Fund will not be eligible for the dividends received deduction.

Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to certain taxable income from MLPs as well as taxable ordinary dividends from REITs. The Acquiring Fund will not be eligible for the 20% deduction and will not pass through the 20% deduction to Acquiring Fund shareholders. As a result, in comparison, investors investing directly in MLPs or REITs generally would be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs or REITs held indirectly if any through the Acquiring Fund would not be eligible for the 20% deduction for their share of such taxable income.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Acquiring Fund and may also be subject to U.S. estate tax. An exemption from U.S. withholding tax is provided for capital gain dividends paid by the Acquiring Fund from long-term capital gains, if any. The exemptions from U.S. withholding for interest-related dividends” paid by the Acquiring Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have been made permanent. However, the Acquiring Fund expects to withhold taxes on such distributions regardless of the fact that it may not be required to do so. Notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Acquiring Fund, including the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Acquiring Fund may invest.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the NAV of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the NAV of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Acquiring Fund shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Acquiring Fund shares normally is treated as a sale for tax purposes. Acquiring Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Acquiring Fund is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares. Under the Emergency Economic Stabilization Act of 2008, the Acquiring Fund or its transfer agent will be required to provide you with cost basis information on the sale of any of your shares in the Acquiring Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Acquiring Fund on or after January 1, 2012. In the absence of an election, the Acquiring Fund will use a default cost basis method which is the average cost method. The Acquiring Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased in the Acquiring Fund on or after January 1, 2012 where the cost basis of the shares is

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known by the Acquiring Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Acquiring Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Acquiring Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Acquiring Fund if you intend to utilize a method other than the Acquiring Fund’s default method of average cost. If you do not notify the Acquiring Fund of your elected cost basis method upon the initial purchase into your account, the Acquiring Fund’s default method of average cost will be applied to your covered shares. The Acquiring Fund will compute and report the cost basis of your shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Acquiring Fund is not required to, and in many cases does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Acquiring Fund. If you hold your Acquiring Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Exchanges of the Acquiring Fund’s shares for shares of another fund, including shares of other portfolios in the Acquiring Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

If a shareholder realizes a loss on the redemption or exchange of the Acquiring Fund’s shares and receives securities that are considered substantially identical to that portfolio’s shares or reinvests in that portfolio’s shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Acquiring Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of selling shares of the Acquiring Fund, including the risks and special tax consequences to them from a sale of shares of a portfolio that is a “U.S. Real Property Holding Corporation” (generally, a portfolio where 50% or more of the fair market value of the portfolio’s assets consist of “United States Real Property Interests,” including stock of certain REITs).

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Foreign Account Tax Compliance Act (“FATCA”). The Acquiring Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (beginning January 1, 2019) redemption proceeds and certain capital gain dividends paid by the Acquiring Fund to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Acquiring Fund to enable the Acquiring Fund to determine whether withholding is required.

TAX TREATMENT OF PORTFOLIO TRANSACTIONS. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Acquiring Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the Acquiring Fund to

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its shareholders. This section should be read in conjunction with the discussion above under “INVESTMENT OF THE ACQUIRING TRUST’S ASSETS AND RELATED RISKS” for a detailed description of the various types of securities and investment techniques that apply to the Acquiring Fund.

In general. In general, gain or loss recognized by the Acquiring Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by the Acquiring Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Acquiring Fund held the debt obligation unless the Acquiring Fund made a current inclusion election to accrue market discount into income as it accrues. If the Acquiring Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Acquiring Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, the Acquiring Fund’s investment in such securities may cause the Acquiring Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Acquiring Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Acquiring Fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for the Acquiring Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Acquiring Fund should recognize market discount on a debt obligation, when the Acquiring Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Acquiring Fund may take deductions for bad debts or worthless securities and how the Acquiring Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Acquiring Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Acquiring Fund are not immediately included in the income of the Acquiring Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Acquiring Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Acquiring Fund is exercised and the Acquiring Fund sells or delivers the underlying stock, the Acquiring Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Acquiring Fund minus (b) the Acquiring Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Acquiring Fund pursuant to the exercise of a put option written by it, the Acquiring Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Acquiring Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Acquiring Fund is greater or less than the amount paid by the Acquiring Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Acquiring Fund expires unexercised, the Acquiring Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Acquiring Fund as well as listed non-equity options written or purchased by the Acquiring Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Acquiring Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated

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as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Acquiring Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Acquiring Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Acquiring Fund, defer losses to the Acquiring Fund, and cause adjustments in the holding periods of the Acquiring Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Acquiring Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of the Acquiring Fund’s investments in derivatives and foreign currency-denominated instruments, and the Acquiring Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Acquiring Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Acquiring Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Acquiring Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Acquiring Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of the Acquiring Fund beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. The Acquiring Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Acquiring Fund's ordinary income distributions to you, and may cause some or all of the Acquiring Fund's previously distributed income to be classified as a return of capital. In certain cases, the Acquiring Fund may make an election to treat such gain or loss as capital.

PFIC investments. The Acquiring Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Acquiring Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Acquiring Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Acquiring Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Acquiring Fund. In addition, if the Acquiring Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Acquiring Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Acquiring Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Acquiring Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Acquiring Fund in a non-U.S. REIT may subject the Acquiring Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes

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in the country in which the real estate acquired by the non-U.S. REIT is located. The Acquiring Fund’s pro rata share of any such taxes will reduce the Acquiring Fund’s return on its investment. The Acquiring Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment Company Taxation.” Also, the Acquiring Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Acquiring Fund will be treated as long term capital gains by the Acquiring Fund and, in turn, may be distributed by the Acquiring Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Acquiring Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Acquiring Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Acquiring Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Acquiring Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Acquiring Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Acquiring Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Acquiring Fund. While the rules are not entirely clear with respect to the Acquiring Fund investing in a partnership outside a master feeder structure, for purposes of testing whether the Acquiring Fund satisfies the Asset

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Diversification Test, the Acquiring Fund is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities or is an MLP). All of the net income derived by the Acquiring Fund from an interest in a QPTP will be treated as qualifying income but the Acquiring Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Acquiring Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Acquiring Fund with respect to items attributable to an interest in a QPTP. Acquiring Fund investments in partnerships, including in QPTPs, may result in the Acquiring Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities and certain ETFs. In addition, the Acquiring Fund may gain exposure to commodities through investment in QPTPs such as an ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which the Acquiring Fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the Acquiring Fund must continue to satisfy to maintain its status as a regulated investment company. The Acquiring Fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If the Acquiring Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Acquiring Fund could fail to qualify as a regulated investment company.

Securities lending. While securities are loaned out by the Acquiring Fund, the Acquiring Fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of the Acquiring Fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Acquiring Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Investments in securities of uncertain tax character. The Acquiring Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the

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Acquiring Fund, it could affect the timing or character of income recognized by the Acquiring Fund, requiring the Acquiring Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. A shareholder may be subject to backup withholding (currently, at a rate of 24%) with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of the Acquiring Fund if he or she fails to furnish a correct taxpayer identification number, certify that he or she has provided a correct taxpayer identification number, certify that he or she is not subject to backup withholding, and certify that he or she is a U.S. person. An individual’s taxpayer identification number is his or her social security number. The Acquiring Fund also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular federal income tax liability.

ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.

Currently, the Acquiring Trust has not entered into any arrangements to permit frequent purchases and redemptions of Acquiring Trust shares.

James Alpha Advisors and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Acquiring Fund) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Acquiring Fund’s shares. Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Acquiring Fund. James Alpha Advisors and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which James Alpha Advisors and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Acquiring Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Acquiring Fund over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Acquiring Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Acquiring Fund shares.

You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

DESCRIPTION OF THE ACQUIRING TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of the Acquiring Fund, together with shareholders of each other portfolio in the Acquiring Trust (together, “Trust Shareholders”) have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Acquiring Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Acquiring Trust’s outstanding shares may advise the Trustees in writing that they wish to communicate with Trust Shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Acquiring Trust’s shareholder list or mail the applicant’s communication to all other shareholders at the applicant’s expense.

When issued, shares of each class are fully paid and have no preemptive, conversion or other subscription rights. Each class of shares represents identical interests in the Acquiring Fund’s investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses

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allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Acquiring Trust or the Acquiring Fund, shareholders of each class of shares of the Acquiring Fund are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Acquiring Trust on the sale of shares of the Acquiring Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Acquiring Fund, and constitute the assets of the Acquiring Fund. The assets of the Acquiring Fund are required to be segregated on the Acquiring Trust’s books of account. Expenses not otherwise identified with a particular series of the Acquiring Trust will be allocated fairly among two or more series of the Acquiring Trust by the Board of Trustees. The Acquiring Trust’s Board of Trustees has agreed to monitor the Acquiring Fund transactions and management of each of the series of the Acquiring Trust and to consider and resolve any conflict that may arise.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Acquiring Fund’s obligations, and provides that the Acquiring Fund shall indemnify any shareholder who is held personally liable for the obligations of the Acquiring Fund. It also provides that the Acquiring Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and shall satisfy any judgment thereon.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker LLP will serve as the independent registered public accounting firm. Their services include auditing the annual financial statements and financial highlights of the Acquiring Fund as well as other related services.

TRUST COUNSEL. Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036-6797, acts as the Acquiring Trust’s legal counsel.

CUSTODIAN. The Bank of New York Mellon, located at 225 Liberty Street, New York, New York 10286, is the custodian of the assets of the Acquiring Trust.

CUSTODY ADMINISTRATOR. Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as the Acquiring Trust’s Administrator and Custody Administrator.

DISTRIBUTOR. The Distributor’s principal address is 17605 Wright Street, Omaha, NE 68130.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Acquiring Trust’s transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

TAX INFORMATION. The federal tax treatment of the Acquiring Fund’s dividends and distributions is explained in the Prospectus under the heading “Dividends, Distributions and Taxes.” The Acquiring Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Acquiring Fund’s shareholders to make a redemption payment wholly in cash, the Acquiring Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Acquiring Fund’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

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FINANCIAL STATEMENTS

As of the date of this SAI, the Acquiring Fund was new and financial statements were not yet available for the Acquiring Fund.

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APPENDIX A-- RATINGS

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

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     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

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     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH’S MUNICIPAL BOND RATINGS

     Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated “AA” is regarded as very high credit quality. The obligor’s ability to pay interest and repay principal is very strong.

     Debt rated “A” is of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated “BBB” is of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated “BB” is considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

DESCRIPTION OF MOODY’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

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DESCRIPTION OF S&P’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor’s tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S GLOBAL LONG-TERM RATING SCALE

     Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

     Aa. Obligations which are rated Aa are judged to be of high quality and are subject to very low credit risk.

     A. Obligations which are rated A are judged to be upper-medium grade and are subject to low credit risk.

     Baa. Obligations which are rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

     Ba. Obligations which are rated Ba are judged to be speculative and are subject to substantial credit risk.

     B. Obligations which are rated B are considered speculative and are subject to high credit risk.

Caa. Bonds which are rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca. Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Bonds which are rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

     Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

DESCRIPTION OF MOODY’S GLOBAL SHORT-TERM RATING SCALE

P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P LONG TERM ISSUE CREDIT RATINGS

     AAA. Obligations rated AAA have the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

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     AA. Obligations rated AA differ from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A. Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB. Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC and C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. Obligations rated BB are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. Obligations rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. Obligations rated CCC are currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. Obligations rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. Obligations rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

NR. This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

* The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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DESCRIPTION OF S&P SHORT TERM ISSUE CREDIT RATINGS

A-1. Obligations rated A-1 are rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. Obligations rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. Obligations rated A-3 exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. Obligations rated B are regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C. Obligations rated C are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

DESCRIPTION OF FITCH’S LONG TERM RATINGS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

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C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default. RD ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ord. execution of a distressed debt exchange on one or more material financial obligations.

D: Default. D ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category, or to categories below B.

DESCRIPTION OF FITCH’S SHORT TERM RATINGS

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

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RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DESCRIPTION OF MOODY’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody’s ratings for U.S. municipal bond anticipation notes of up to three years maturity are designated “Moody’s Investment Grade” (“MIG”). MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG:

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A short-term rating designated Variable Municipal Investment Grade (“VMIG”) may also be assigned on an issue having a demand obligation. Symbols used will be as follows:

     VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P’S RATINGS SHORT TERM NOTES

     Standard & Poor’s U.S. municipal note ratings are generally given to such notes that are due in three years or less. The rating categories are as follows:

     SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

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SP-3. Speculative capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody’s is judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps’ short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, banker’s acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

The Acquiring Fund has delegated responsibility to NWM or James Alpha Advisors to vote proxies in accordance with the applicable Proxy Voting Policies and Procedures (which are attached hereto).

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JAMES ALPHA ADVISORS, LLC

PROXY VOTING GUIDELINES

April 2014

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that James Alpha Advisors, LLC (“James Alpha”) follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by James Alpha shall be subject to this Statement of Policies and Procedures.

I.  Objectives

Voting rights are an important component of corporate governance. James Alpha has three overall objectives in exercising voting rights:

A. Responsibility. James Alpha shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. James Alpha seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, James Alpha seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, James Alpha shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, James Alpha shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

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3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4. In exercising voting rights on behalf of clients, James Alpha shall conduct itself in the same manner as if James Alpha were the constructive owner of the securities.

5. To the extent reasonably possible, James Alpha shall participate in each shareholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. James Alpha, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.  General Guidelines

Set forth below are general guidelines that James Alpha shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, James Alpha shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While James Alpha may consider the views of third parties, James Alpha shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, James Alpha shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., James Alpha may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.

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When new issues arise or old issues present nuances not encountered before, James Alpha must be guided by its reasonable judgment to vote in a manner that James Alpha deems to be in the best interests of its clients.

A.  Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, James Alpha always favors compensation plans that align the interests of management and shareholders. James Alpha generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. James Alpha will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

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Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, James Alpha opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are James Alpha's guidelines on change of control issues:

Shareholder Rights Plans. James Alpha acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. James Alpha opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – James Alpha votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C. Routine Issues

Director Nominees in a Non-Contested Election – James Alpha generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

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Board Composition – James Alpha supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, James Alpha generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock – James Alpha's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates a blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. James Alpha may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock

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was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to James Alpha.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, James Alpha votes against adoption of a dual or multiple class capitalization structure.

E. Social Issues

James Alpha believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V. Proxy Voting Procedures

James Alpha shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which James Alpha votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Senior Portfolio Manager of James Alpha shall have responsibility for voting proxies. The Senior Portfolio Manager shall be responsible for ensuring that he is aware of all upcoming proxy voting opportunities. The Senior Portfolio Manager shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The CCO of James Alpha shall have overall responsibility for ensuring that James Alpha complies with all proxy voting requirements and procedures.

VI.  Recordkeeping

The Senior Portfolio Manager shall be responsible for recording and maintaining the following information with respect to each proxy voted by James Alpha:

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* Name of the company

* Ticker symbol

* CUSIP number

* Shareholder meeting date

* Brief identification of each matter voted upon

* Whether the matter was proposed by management or a shareholder

* Whether James Alpha voted on the matter

* If James Alpha voted, then how James Alpha voted

* Whether James Alpha voted with or against management

The CCO shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by James Alpha and were deemed material to making a voting decision or that memorialized the basis for the decision.

James Alpha shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.  Conflicts of Interest

There may be situations in which James Alpha may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

*   Business Relationships – This type of conflict would occur if James Alpha or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of James Alpha or its affiliate with the company or proponent. In the context of James Alpha, this could occur if Ascent Real Estate Securities, LLC (“ARES”), a wholly-owned subsidiary of the parent company of Ascent Investment Advisors, LLC, an affiliate of James Alpha, has a material business relationship with a company that James Alpha has invested in on behalf of its clients, and James Alpha is encouraged to vote in favor of management as an inducement to acquire or maintain the ARES relationship.

*   Personal Relationships – James Alpha or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

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*   Familial Relationships – James Alpha or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

*   Financial Based Materiality – James Alpha presumes a conflict to be non-material unless it involves at least $500,000.

*   Non-Financial Based Materiality – Non-financial based materiality would impact the members of the James Alpha portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, James Alpha shall vote in accordance with the advice of a proxy voting service. James Alpha currently uses ISS to provide advice on proxy voting decisions.

James Alpha’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.   Identifying Conflicts – The CCO of James Alpha is responsible for monitoring the relationships of ARES for purposes of James Alpha's Proxy Voting Guidelines. For purposes of monitoring personal or familial relationships, the CCO of James Alpha shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Portfolio management team members also shall agree in writing to advise the CCO of James Alpha if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.   Identifying Materiality – The CCO of James Alpha shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3.   Communication with Senior Portfolio Manager; Voting of Proxy – If the CCO of James Alpha determines that the relationship between ARES and a company is financially material, he shall communicate that information to the Senior Portfolio Manager and instruct him that James Alpha will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case James Alpha again will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha. The fact that a member of the portfolio management team personally owns securities issued by a

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company will not disqualify James Alpha from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which James Alpha will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha, the CCO of James Alpha shall be responsible for ensuring that the Senior Portfolio Manager votes proxies in this manner. The CCO of James Alpha will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. James Alpha Funds

Proxies relating to portfolio securities held by any fund advised by James Alpha shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Trustees of the James Alpha Multi Strategy Alternative Income Fund has delegated to James Alpha the responsibility for voting proxies on behalf of the Fund. The CCO of James Alpha shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV. Annual Review; Reporting

The CCO of James Alpha shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the Board of Trustees and the CCO of the Mutual Fund.

Any violations of these policies and procedures shall be reported to the CCO of James Alpha. If the violation relates to any fund advised by James Alpha, the CCO of James Alpha shall report such violation to the CCO of the Fund.

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NWM Fund Group, LLC

Proxy Voting

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, NWM Fund Group, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

Our key objective in how we vote our shares is to maximize long-term shareholder value. We also take into account ethical issues when evaluating shareholder proposals.

We recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

The portfolio manager is the most knowledgeable and best suites to make decisions with regard to proxy votes, and we rely on that individual to determine how to cast proxy votes.

It is possible that a proxy vote may present a conflict between the interests of a client, on the one hand,

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and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also

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known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term “sunset” provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-888-331-9609 and on our website at http://www.nwmfund.com. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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NWM MOMENTUM FUND

SPECIAL MEETING OF SHAREHOLDERS

June 22, 2018

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Gregory Getts and Umberto Anastasi, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 at 1:30 p.m., Eastern Time on June 22, 2018 at, or at any adjournment thereof, on the proposals described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated May 9, 2018, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGES OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy will be voted as specified. By voting by telephone or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof. Even if you plan to attend the Meeting, to help ensure that your vote is represented, please vote (1) by telephone; or (2) by completing and mailing this proxy card at once in the enclosed envelope. If you vote by telephone, you do not need to mail in your proxy card. To vote by telephone please call 888-331-9609 between 8:30 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, one or more joint owners should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature	Date

Joint Shareholder Signature	Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.nwmfund.com

Please fill in box(es) as shown using black or blue ink. ☒

The Board of Trustees recommends voting “FOR” the Proposal with respect to the above referenced Fund. You may only complete this proxy with respect to the Fund in which you were a shareholder of record as of April 9, 2018

Proposal 1. To approve an Agreement and Plan of Reorganization, providing for (a) the transfer of all of the assets and liabilities of the NWM Momentum Fund (the “Target Fund”) to the James Alpha Momentum Portfolio (the “Acquiring Fund”), a newly formed portfolio of The Saratoga Advantage Trust, in exchange for Class I shares of the Acquiring Fund; and (b) the distribution of such shares to the shareholders of the Target Fund and complete liquidation and termination of the Target Fund

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 2.     To approve adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or approve proposal 1.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
Proposal 3. To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

Please check box at right if you will be attending the meeting.	[ ]

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Mail to:

NWM Momentum Fund

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147